    As filed with the Securities and Exchange Commission on April 30, 2001
                      Registration No. 33-54126; 811-7332

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      ----------------------------------
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [_]

                        Post-Effective Amendment No. 29            [X]

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [_]

                               Amendment No. 33                  [X]

                       (Check appropriate box or boxes)

                           ------------------------

                     BARCLAYS GLOBAL INVESTORS FUNDS, INC.
              (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                         Little Rock, Arkansas  72201
         (Address of Principal Executive Offices, including Zip Code)

      Registrant's telephone number, including area code:  (800) 643-9691

                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                         Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)

                                With a copy to:
                            Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                        2000 Pennsylvania Avenue, N.W.
                            Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

[X]   Immediately upon filing pursuant      [_]   on _________ pursuant
      to Rule 485(b), or                          to Rule 485(b)

[_]   60 days after filing pursuant         [_]   on _________ pursuant
      to Rule 485(a)(1), or                       to Rule 485(a)(1)

[_]   75 days after filing pursuant         [_]   on _________ pursuant
      to Rule 485(a)(2), or                       to Rule 485(a)(2)

If appropriate, check  the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE
                                ----------------

     This Post-Effective Amendment No. 29 (the "Amendment") to the Registration Statement of Barclays Global Investors Funds, Inc. (the "Company") is being filed to add to the Company's Registration Statement audited financial statements and certain related financial information for the Company's Asset Allocation, Bond Index, Institutional Money Market, Money Market and S&P 500 Stock Funds and corresponding Master Portfolios for the fiscal year ended December 31, 2000. This amendment also makes certain other non-material changes to the registration statement.

                             Cross Reference Sheet
                             ---------------------


Form N-1A Item Number
---------------------

Part A      Prospectus Captions
------      -------------------

 1          Cover page
            Back cover
 2          Investment Objective
            Principal Investment Strategy
            Principal Risks of Investing in the Fund
            Performance Information
 3          Fees and Expenses
 4          A Further Discussion of the Investment Objective
            A Further Discussion of Risk
 5          Not Applicable
 6          Management
 7          Shareholder Information
 8          Shareholder Information
 9          Financial Highlights

Part B      Statement of Additional Information Captions
------      --------------------------------------------

10          Cover Page
            Table of Contents
11          Description of the Company and the Fund
12          Description of the Company and the Fund
            Investment Strategies and Risks
13          Management
14          Control Persons and Principal Holders of Securities
15          Investment Adviser and Other Service Providers
16          Investment Adviser and Other Service Providers
17          Capital Stock
18          Determination of Net Asset Value
            Purchase, Redemption and Pricing of Shares
19          Dividends, Distributions and Taxes
20          Investment Adviser and Other Service Providers
21          Performance Information
22          Financial Statements

Part C      General Information
------      -------------------

23-30 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

PROSPECTUS/MAY 1, 2001
Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                   Index
                                              Bond Index Fund
                                              S&P 500 Stock Fund
   Allocation
Asset Allocation Fund

Barclays Global Investors, N.A.
A pioneer in asset allocation
and index investing since 1971
                                           BARCLAYS GLOBAL INVESTORS FUNDS, INC.

Table of Contents

INDEX FUND BASICS

         2 Investment Objectives

         3 Principal Investment Strategies

         4 Principal Risk Factors

         6 Investment Returns

         8 Fees and Expenses


ALLOCATION FUND BASICS

         9 Investment Objective

        10 Principal Investment Strategy

        11 Principal Risk Factors

        12 Investment Returns

        13 Fees and Expenses


FUND DETAILS

        14 Index Funds

        16 Allocation Fund

        17 A Further Discussion of Risk


DETAILS IN COMMON

        18 Management of the Funds

        20 Shareholder Information

        27 Financial Highlights

INDEX FUND BASICS

Investment Objectives/1/

[GRAPHIC OF AUTO APPEARS HERE]

-----------------------------------------
Defining Terms

The total rate of return (also referred
to as "total return") takes into
account the two elements of an
investment's performance: the amount of
income it earns from interest or
dividend payments and the change in the
investment's market price during a
given time period (an increase in the
price adds to total return, a decrease
reduces it). The calculation assumes
the reinvestment of all dividends.

The Lehman Brothers Government/Credit
Bond Index tracks the market for high-
quality taxable US bonds. It consists
of over 4,000 different debt issues,
each with a remaining time to maturity
of one year or more. Issuers include
the US government and top-rated
"investment grade" corporations.

    Bond Index Fund

    The Fund seeks to approximate as closely as practicable, before fees and expenses, the total rate of return of the US market for issued and outstanding US government and high-grade credit bonds as measured by the Lehman Brothers Government/ Credit Bond Index./2/

    S&P 500 Stock Fund

    The Fund seeks to approximate as closely as practicable, before fees and expenses, the capitalization-weighted total rate of return of the S&P 500 Index./3/

/1/ Each Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective. For simplicity's sake, all discussion of investment objectives, strategies and risks of a particular Fund refers also to the objectives, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed examination of the relationship of the Funds to their Master Portfolios appears on page 26.

/2/ Lehman Brothers, Inc. does not sponsor the Bond Index Fund or the Bond
    Index Master Portfolio, nor is it affiliated in any way with Barclays Global Investors, N.A., Barclays Global Fund Advisors, the Bond Index Fund or the Master Portfolio.

/3/ S&P does not sponsor, endorse, sell or promote the S&P 500 Stock Fund, the S&P 500 Index Master Portfolio, the Asset Allocation Fund or the Asset Allocation Master Portfolio, nor is it affiliated in any way with Barclays Global Investors, N.A., Barclays Global Fund Advisors, the Funds or their Master Portfolios. "Standard & Poor's(R)," "S&P(R)," and "S&P 500(R)" are trademarks of McGraw-Hill, Inc., and have been licensed for use by the S&P 500 Stock Fund, the Asset Allocation Fund and their Master Portfolios. S&P makes no representation or warranty, expressed or implied, regarding the advisability of investing in the Funds or their Master Portfolios.

2   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

                        Principal Investment Strategies

[GRAPHIC OF MAP APPEARS HERE]

--------------------------------------------------------------------------------
  Defining Terms

  The S&P 500 Index is a widely used
  measure of large US company stock
  performance. It consists of the common
  stocks of 500 major corporations
  selected according to:

 . size

 . frequency and ease by which their
  stocks trade

 . range and diversity of the American
  economy

  The stocks in the S&P 500 account for
  nearly three-quarters of the value of
  all US stocks. In the capitalization-
  weighted total rate of return, each
  stock in an index contributes to the
  index in the same proportion as the
  value of its shares. Thus, if the
  shares of Company A are worth twice as
  much as the shares of Company B, A's
  return will count twice as much as B's
  in calculating the index's overall
  return. This method contrasts with
  equal weighted return, by which A's
  performance, B's performance and the
  performance of every other stock in
  the index would count the same.


Bond Index Fund

The Fund pursues its objectives by investing in a representative sample of securities that make up the Lehman Brothers Government/Credit Bond Index and by investing in these securities in proportions that match their index weights.

S&P 500 Stock Fund

The Fund pursues its objectives by investing in all the securities that make up the S&P 500 Index and by investing in these securities in proportions that match their index weights.

                                                          INDEX FUND BASICS   3

Principal Risk Factors

[GRAPHIC OF SPEEDING AUTO APPEARS HERE]

  As with any investment, your investment in the Index Funds could lose money or the Funds' performance could trail that of otheralternative investments.


  Risks of Investing in the Bond Index Fund

  The value of your investment in this Fund is based on the price of the bonds in which the Fund invests.

 . value of the bonds in which this Fund invests may fall because of a rise in interest rates, which generally reduces the value of bonds, even those issued by the US government

 . value of individual bonds may fall with the decline in a borrower's real or apparent ability to meet its financial obligations

 . prices of bonds may fall in response to economic events or trends

 . bonds that the Funds' investment adviser selects may not match the performance of the market index

 . as with all mutual funds, the Fund must maintain cash balances to meet redemption requests; this may lower overall Fund performance

 . issuer may be unable to make interest payments or repay principal on time and the bond could lose all or some of its value, or pay less interest

 . no attempt is made to individually select bonds because the Bond Index Master
  Portfolio is managed by determining which securities are to be purchased or sold to maintain, to the extent feasible, a representative sample of securities in the Lehman Brothers Government/Credit Bond Index

4   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

  Risks of Investing in the S&P 500 Stock Fund

  The value of your investment in this Fund is based on the price of the stocks in which the Fund invests.

 . prices of the stocks in which this Fund invests may decline

 . prices of stocks may fall in response to economic events or trends

 . as with all mutual funds, the Fund must maintain cash balances to meet redemption requests; this may lower overall Fund performance

 . no attempt is made to individually select stocks because the S&P 500 Index
  Master Portfolio is managed by determining which securities are to be purchased or sold to replicate, to the extent feasible, the S&P 500 Index

  Investments in the Index Funds are not bank deposits or obligations of Barclays Global Fund Advisors (BGFA) or Barclays Global Investors, N.A.
  (BGI) or their affiliates. They are not guaranteed or endorsed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

  Who May Want to Invest in the Funds

  The Index Funds are designed for investors who desire a convenient way to invest either in a broad spectrum of US large-cap stocks (the S&P 500 Stock
  Fund) or bonds issued in the United States (the Bond Index Fund). Although these markets have increased in value over the long term, they have also decreased over the short-term. This volatility is particularly characteristic of stocks.

  The Index Funds do not by themselves constitute a balanced investment program. Diversifying your investments by buying shares in both Funds or in other funds may improve your long-term return as well as reduce short-term volatility.

  For additional information on risk, see a further discussion of risk on page 17.

                                                           INDEX FUND BASICS   5

                              Investment Returns

[GRAPHIC OF SPEEDOMETER APPEARS HERE]

Total Returns

The bar charts and tables in this section provide some indication of the risks of investing in the Funds by showing the changes in their performance from year to year. The bar charts show the returns for each Fund for each full calendar year since the Fund's inception. The average annual total return tables compare each Fund's average annual total return with the return of a corresponding index for one and five years and since the Fund's inception. How the Funds have performed in the past is not an indication of how the Funds will perform in the future.

[BOND INDEX FUND BAR GRAPH APPEARS HERE]

Bond Index Fund
Year-By-Year Returns

FYE   1994              -3.76%
FYE   1995              18.80%
FYE   1996               2.13%
FYE   1997               9.77%
FYE   1998               9.34%
FYE   1999              -2.69%
FYE   2000              11.76%

The highest and lowest quarterly returns for the Bond Index Fund for the periods covered by the bar chart above are listed below:

      Highest Quarterly                                    Lowest Quarterly
      Return: 2nd Qtr '95                                  Return: 1st Qtr '94

             6.50%                                                -2.87%

-----------------------------------------------------------------------------------------
  BOND INDEX FUND AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
-----------------------------------------------------------------------------------------
                                                                          SINCE INCEPTION
                              ONE YEAR             FIVE YEARS             (JULY 2, 1993*)
-----------------------------------------------------------------------------------------
  Bond Index Fund              11.76%                5.91%                     6.09%
-----------------------------------------------------------------------------------------
  Lehman Brothers
  Government/Credit
  Bond Index                   11.85%                6.24%                     6.50%
-----------------------------------------------------------------------------------------

* The Lehman Brothers Government/Credit Bond Index is calculated from June 30, 1993.

6   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

[S&P 500 STOCK FUND BAR GRAPH APPEARS HERE]

S&P 500 Stock Fund
Year-By-Year Returns

FYE   1994              0.78%
FYE   1995             37.15%
FYE   1996             22.62%
FYE   1997             33.07%
FYE   1998             28.41%
FYE   1999             20.59%
FYE   2000             -9.34%

The highest and lowest quarterly returns for the S&P Stock Fund for the periods covered by the bar chart above are listed below:

      Highest Quarterly                                    Lowest Quarterly
      Return: 4th Qtr '98                                  Return: 3rd Qtr '98

            21.31%                                               -9.93%

------------------------------------------------------------------------------------------
  S&P 500 STOCK FUND AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
------------------------------------------------------------------------------------------
                                                                         SINCE INCEPTION
                             ONE YEAR             FIVE YEARS             (JULY 2, 1993*)
------------------------------------------------------------------------------------------
  S&P 500 Stock Fund          -9.34%                18.01%                   17.46%
------------------------------------------------------------------------------------------
  S&P 500 Index               -9.10%                18.32%                   17.68%
------------------------------------------------------------------------------------------

* The S&P 500 Index is calculated from June 30, 1993.

                                                           INDEX FUND BASICS   7

                               Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares in either the S&P 500 Stock Fund or the Bond Index Fund. The expenses are deducted from Fund assets, which means you pay them indirectly.

-------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
                                           Bond Index Fund  S&P 500 Stock Fund
-------------------------------------------------------------------------------
  Management fees                                0.08%            0.05%
-------------------------------------------------------------------------------
  Other expenses                                 0.15%            0.15%
-------------------------------------------------------------------------------
  Total annual fund operating expenses*          0.23%            0.20%
-------------------------------------------------------------------------------

* Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Funds and the Master Portfolios in which they invest.

  Example

  The example below is intended to help you compare each Fund's costs with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in each of the Funds over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that the Funds' operating expenses remain the same.

  The Funds do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

-------------------------------------------------------------------------------
                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
  Bond Index Fund                      $24       $74      $130       $293
-------------------------------------------------------------------------------
  S&P 500 Stock Fund                   $20       $64      $113       $255
-------------------------------------------------------------------------------

8   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

ALLOCATION FUND BASICS

                             Investment Objective

[GRAPHIC OF AUTO APPEARS HERE]

Asset Allocation Fund

The Fund seeks a high level of long-term total return, consisting of capital appreciation and current income, consistent with a reasonable level of risk.

For a more detailed discussion of the Fund's investment objective see page 16.

                                                      ALLOCATION FUND BASICS  9

Principal Investment Strategy

[GRAPHIC OF MAP APPEARS HERE]

----------------------------------------
Defining Terms

Long-term US Treasury bonds are
Treasury obligations with maturities of
at least 20 years from the issue date.

Money market investments generally
consist of high-quality debt securities
with remaining maturities of 397 days
(about 13 months) or less, and dollar
weighted average maturity of 90 days or
less, including US government
obligations, domestic and foreign bank
obligations, short-term credit debt,
repurchase agreements and time
deposits.

Asset Allocation Fund

The Asset Allocation Fund attempts to improve on the markets' long-term risk-and-return tradeoff by shifting its investments among markets in response to changes in the investment environment.

The Fund invests in a changing mix of S&P 500 stocks, long-term US Treasury bonds, and money market investments. In its stock investments, the Asset Allocation Fund seeks to approximate the return of the S&P 500 Index, before fees and expenses, by investing in all of the stocks that comprise the S&P 500 Index in the same proportion as they are reflected in the index. In its bond investments, the Fund seeks to approximate the return of the Lehman Brothers 20-Year Treasury Index, a subset of the Lehman Brothers Government/Credit Bond Index, before fees and expenses.

The Fund attempts to benefit from the changing relative values of different investment classes. If, for instance, the value of long-term Treasury bonds appears low compared with its typical relationship to US stock values, the Fund will emphasize Treasury bond investments over stocks in the expectation of rising bond prices relative to stock prices--or of stock prices falling relative to bonds prices.

10   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

Principal Risk Factors

[GRAPHIC OF SPEEDING AUTO APPEARS HERE]

  As with any investment, your investment in the Asset Allocation Fund could lose money or the Fund's performance could trail that of other alternative investments.

  Risks of Investing in the Asset Allocation Fund

  The value of your investment in the Fund is based on the price of the stocks and bonds in which the fund invests.

 . prices of the stocks in which the Fund invests may decline

 . value of the bonds in which the Fund invests may fall because of a rise in interest rates, which generally reduces the value of bonds, even those issued by the US government

 . prices of stocks and bonds may fall in response to economic events or trends

 . the Fund's investment allocation may not perform in line with expectations

 . as with all mutual funds, the Fund must maintain cash balances to meet redemption requests; this may lower overall Fund performance

 . no attempt is made to individually select investments because the Asset
  Allocation Master Portfolio's asset mix is determined by its investment model

  Investments in the Asset Allocation Fund are not bank deposits or obligations of BGFA, BGI or their affiliates. They are not guaranteed or endorsed by the FDIC or any other government agency.


  Who May Want to Invest in the Fund

  The Asset Allocation Fund is designed for longer-term investors. The Fund operates on the premise that, over time, the allocation and reallocation of capital across different classes of investments will produce better returns than a static buy-and-hold allocation. The Fund may not be appropriate for investors desiring above-market short-term returns.

                                                    ALLOCATION FUND BASICS    11

Investment Returns

[GRAPHIC OF SPEEDOMETER APPEARS HERE]

Total Returns

The bar chart and table in this section provide some indication of the risks of investing in the Fund by showing the changes in its performance from year to year. The bar chart shows the returns for the Fund for each full calendar year since the Fund's inception. The average annual total return table compares the Fund's average annual total return with the return of its corresponding index for one and five years and since the Fund's inception. How the Fund has performed in the past is not an indication of how the Fund will perform in the future.

[ASSET ALLOCATION FUND CHART APPEARS HERE]

Asset Allocation Fund
Year-By-Year Returns

FYE   1994                  -2.65%
FYE   1995                  29.16%
FYE   1996                  11.84%
FYE   1997                  22.32%
FYE   1998                  25.64%
FYE   1999                   9.64%
FYE   2000                   1.11%

The highest and lowest quarterly returns for the Asset Allocation Fund for the periods covered by the bar chart above are listed below:

      Highest Quarterly                                    Lowest Quarterly
      Return: 4th Qtr '98                                  Return: 3rd Qtr '98

            15.97%                                               -5.50%

----------------------------------------------------------------------------------------
  ASSET ALLOCATION FUND AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
----------------------------------------------------------------------------------------
                                                                         SINCE INCEPTION
                             ONE YEAR             FIVE YEARS             (JULY 2, 1993*)
----------------------------------------------------------------------------------------
  Asset Allocation
  Fund                         1.11%                13.75%                   13.14%
----------------------------------------------------------------------------------------
  S&P 500 Index               -9.10%                18.32%                   17.68%
----------------------------------------------------------------------------------------
  Lehman Brothers
  Long Government
  Index                       20.29%                 7.29%                    8.11%
----------------------------------------------------------------------------------------
  Asset Allocation
  Benchmark**                  2.45%                14.23%                   14.15%
----------------------------------------------------------------------------------------

 * The S&P 500 Index, the Lehman Brothers Long Government Index and the Asset Allocation Benchmark are calculated from June 30, 1993.

** The Asset Allocation Benchmark represents the return of a blended index consisting of 60% S&P 500 Index stocks and 40% Lehman Brothers Long Government Index bonds.

12   BARCLAYS GLOBAL INVESTOR FUNDS, INC.

                               Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares in the Asset Allocation Fund. The expenses are deducted from Fund assets, which means you pay them indirectly.

--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                Asset
                                                                Allocation Fund
--------------------------------------------------------------------------------
  Management fees                                                    0.35%
--------------------------------------------------------------------------------
  Other expenses                                                     0.40%
--------------------------------------------------------------------------------
  Total annual Fund operating expenses*                              0.75%
--------------------------------------------------------------------------------

* Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Fund and the Master Portfolio in which it invests.

  Example

  The example below is intended to help you compare the Fund's costs with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in the Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, and that the Fund's operating expenses remain the same.

  The Fund does not charge a sales load or other fee upon redemption. Your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

--------------------------------------------------------------------------------
                                1 YEAR       3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
  Asset Allocation Fund           $77          $240         $417          $930
--------------------------------------------------------------------------------

                                                    ALLOCATION FUND BASICS    13

FUND DETAILS

Index Funds

----------------------------------------
Defining Terms

Barclays Global Fund Advisors

BGFA, a subsidiary of Barclays Global
Investors, N.A. (BGI), serves as the
Master Portfolios' investment adviser.
BGFA makes the day-to-day decisions on
buying and selling securities for the
Funds. BGI and its affiliates,
including BGFA, manage over $800
billion in assets and is the world's
largest asset manager for institutions,
such as major endowments, and corporate
and government pension plans. BGI has
pioneered research in asset allocation,
indexed investing and investment
modeling since 1971. To make this
expertise available to individual
investors, BGFA introduced its first
index and asset allocation mutual funds
in 1993.

A bond's coupon rate is the interest
rate it pays based on its face value.


  A Further Discussion of Investment Objectives

  The Index Funds seek to come within 95% of a market index's total return, before fees and expenses, in falling as well as rising markets. They do not seek to "beat" the markets they track and do not seek temporary defensive positions when markets appear overvalued. Barclays Global Fund Advisors
  (BGFA), the Master Portfolios' investment adviser, makes no attempt to apply economic, financial or market analysis when managing the Fund portfolios. BGFA selects securities because they will help the Funds achieve returns corresponding to index returns. Including a security among a Fund's holdings implies no opinion as to its attractiveness as an investment.


  Investing in Indexes

  Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. One way an index fund seeks to match an index's performance, before fees and expenses, is by buying and selling all of the index's securities in the same proportion as they are reflected in the index. This is what the S&P 500 Stock Fund does.

  The Bond Index Fund has a more difficult task. As a practical matter, it would be inefficient to hold each of the over 4,000 securities included in the Lehman Brothers Government/Credit Bond Index. It can, however, substantially replicate the index's profile by holding a representative sample of the 4,000 securities. It may, for example, hold US government obligations and corporate bonds in a similar proportion to the index. And it can match such index features as:

 . average time to maturity for both government and corporate debt

 . bonds' coupon rate

 . economic sectors represented by the bonds in the Fund's index are in roughly the same proportion that they are represented in the entire index

14   BARCLAYS GLOBAL INVESTOR FUNDS, INC.

---------------------------------------
Defining Terms

Some credit bonds are callable, which
means the borrower has the right to
repay them before maturity. This
feature usually benefits borrowers,
since they can pay off the bonds when
interest rates have fallen. But it puts
bondholders at a disadvantage, since
they have to reinvest the proceeds of
the repayment at a time when they may
earn less interest income. As a result,
lenders generally demand a higher
interest rate from callable bonds.


 . creditworthiness of credit bonds (matching the creditworthiness of US government bonds is not a relevant consideration, since all US government debt qualifies for the highest credit ratings)

 . whether or not credit bonds that it holds are callable

  Although this approach has proven an effective means of approximating index performance in the past, the Bond Index Fund's holdings are not expected to track index performance with the accuracy expected to be achieved by completely replicating an index.

                                                              FUND DETAILS   15

Allocation Fund

  A Further Discussion of the Investment Objective

  The Asset Allocation Fund seeks to achieve, over the long term, a high level of total return consistent with reasonable risk.

  Asset Allocation Fund Investment Model

  The Asset Allocation Fund's asset mix is determined by a sophisticated mathematical model developed in 1973 that has since been continually refined. BGFA's investment professionals conduct ongoing research to enhance the model and ensure that it is keeping pace with the constantly changing financial markets. Using this model, BGFA gains a consistent and objective structure for making investment decisions. Unlike traditional investment funds that employ individual portfolio managers who make decisions on a more subjective basis, BGFA applies a scientific approach to investing through the use of mathematical models.

  The model for the Asset Allocation Fund incorporates the following factors:

 . comprehensive data on stock, Treasury bond and money market expected returns

 . probable risk of losses in each of these markets

 . information on how these risks correlate: whether, for example, Treasury bonds' cyclical ups and downs have tended to moderate or amplify the cyclical ups and downs in S&P 500 stocks

  The model generates a recommended asset mix that is evaluated by a team of investment professionals. The allocation may shift significantly in response to changing market and economic conditions.

16    BARCLAYS GLOBAL INVESTOR FUNDS, INC.

A Further Discussion of Risk

-----------------------------------------
Defining Terms

Index futures contracts are
standardized agreements between two
parties that commit one party to sell
and the other party to buy a stipulated
quantity of a market index at a set
price on or before a given date in the
future. The seller never actually
delivers "shares" of the index or
shares of all the stocks in the index.
Instead, the buyer and the seller
settle the difference in cash between
the contract price and the market price
on the agreed-upon date--the buyer
paying the difference if the actual
price is lower than the contract price
and the seller paying the difference if
the actual price is higher.

In addition to the principal risks of investing described above under Principal Risk Factors, the Index and Allocation Funds have the following additional risks.


Derivatives

A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset such as a security or an index. Index futures contracts are considered derivatives because they derive their value from the prices of the indexes. Each Fund may invest in index futures contracts. This tactic can reduce the costs associated with direct investing. It also allows the Funds to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because they have not yet invested new shareholder money. The floating rate or variable rate bonds that the Funds may purchase are also considered derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices. This can affect the value of the Fund.


Concentration

Each Fund intends to concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent that its underlying index concentrates in a particular industry or group of industries. To the extent a Fund concentrates in a particular industry or group of industries, it may be more suspectible to economic conditions and risks affecting such industry.

For a further discussion of Fund risks, please refer to the Funds' Statement of Additional Information (SAI). The SAI is incorporated by reference and is available free of charge from your shareholder servicing agent or by calling 1 888 204 3956.

                                                              FUND DETAILS   17

DETAILS IN COMMON

Management of the Funds

Investment Adviser

The Funds are feeder funds that invest all of their assets in similarly named Master Portfolios with substantially identical investment objectives, strategies and policies. Barclays Global Fund Advisors (BGFA) provides investment guidance and policy direction for each of the Master Portfolios. For its services to the Master Portfolios, BGFA is entitled to receive annual fees based on the following annual rates of each Master Portfolio's average daily net assets:

------------------------------------------------
  FUND                   ANNUAL MANAGEMENT FEE
------------------------------------------------
  Asset Allocation Fund          0.35%
------------------------------------------------
  Bond Index Fund                0.08%
------------------------------------------------
  S&P 500 Stock Fund             0.05%
------------------------------------------------

Unlike many traditional actively managed investment funds, there is no single portfolio manager who makes investment decisions for the Funds. Instead, Index Funds track their respective indexes. A team of investment professionals evaluates recommendations made by BGFA's mathematical models for the Asset Allocation Fund. The process reflects BGFA's commitment to an objective and consistent investmentmanagement structure.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of Barclays Global Investors, N.A. (BGI), which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is the world's largest manager of institutional investment assets. As of December 31, 2000, BGI and its affiliates, including BGFA, provided investment advisory services for over $800 billion in assets. BGI, BGFA, Barclays Bank and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Funds' Master Portfolios may also invest.

18   BARCLAYS GLOBAL INVESTOR FUNDS, INC.

  Administrative Services

  BGI and Stephens Inc., a full service broker/dealer, provide the following services as the Funds' co-administrators:

 . management of the Funds' non-investment operations

 . preparation of reports for each Fund's Board of Directors

 . preparation of reports required by the Securities and Exchange Commission and required filings with state securities commissions

 . preparation of proxy statements and shareholder reports

  BGI and Stephens are entitled to receive a combined annual fee based on the following rates of each Fund's average daily net assets. In return for this fee, BGI and Stephens have also agreed to absorb all expenses of the Funds and the Master Portfolios other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses which are borne by the Funds.

----------------------------------------------------
  FUND                   ANNUAL ADMINISTRATIVE FEE
----------------------------------------------------
  Asset Allocation Fund            0.40%
----------------------------------------------------
  Bond Index Fund                  0.15%
----------------------------------------------------
  S&P 500 Stock Fund               0.15%
----------------------------------------------------

                                                          DETAILS IN COMMON  19

Shareholder Information

[GRAPHIC OF AUTO APPEARS HERE]

----------------------------------------
Defining Terms

The Funds have appointed shareholder
servicing agents to service individual
Fund accounts. In addition to buying
and selling shares on behalf of
eligible investors, shareholder
servicing agents may answer shareholder
inquiries, keep records, and provide
reports on the status of individual
accounts. The Funds do not charge extra
for these services, but compensate
shareholder servicing agents as part of
their operating expenses.

Investors Bank & Trust is the Funds'
custodian, transfer agent and dividend
disbursing agent.


  Who is Eligible to Invest

  To be eligible to purchase Fund shares, you must:

 . invest through an employer-sponsored or individual retirement savings plan

 . invest the proceeds rolled over from such plan into an Individual
  Retirement Account

 . maintain an account with BGI or one of the Funds' shareholder servicing agents authorized to sell and service Fund shares, or

 . invest a minimum of $1 million directly through BGI


  How to Buy Shares

 . Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA. (Make arrangements through your employer.)

 . Tax-deferred investor. Invest through a shareholder servicing agent as provided in your benefit plan documents.* Your shareholder servicing agent is responsible for transmitting your purchase order and may impose an earlier deadline.

 . Qualified buyer. Invest through an account set up with your shareholder servicing agent. Your shareholder servicing agent is responsible for transmitting your purchase order and may impose an earlier deadline.

 . Direct buyer. Invest through the Funds' Transfer Agent, Investors Bank & Trust
  (IBT). See "Special Instruction for Direct Buyers" on page 22.

* Your shareholder servicing agent is responsible for supplying plan documents itemizing account maintenance fees and describing the amount and nature of the investments allowed by law.

20   BARCLAYS GLOBAL INVESTOR FUNDS, INC.

  You may buy Fund shares at any time without paying a sales charge. You must submit your purchase order by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4pm Eastern Time) on any day the Fund is open (a "Business Day") to purchase shares at that day's net asset value. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The Funds reserve the right to suspend the availability of Fund shares and have the right to reject any purchase order.


  How to Sell Shares*

 . Plan participant. Contact your Plan Sponsor or shareholder servicing agent.

 . Tax-deferred investor. Contact your Plan Sponsor or shareholder servicing agent.

 . Qualified buyer. Contact your shareholder servicing agent.

 . Direct buyer. See "Special Instructions for Direct Buyers" on page 22.

  You may sell Fund shares at any time without paying a sales charge. You must submit your purchase order to sell shares by the close of regular trading on the NYSE (normally 4pm Eastern Time) on any Business Day to sell shares at that day's net asset value. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

  The Funds generally remit the proceeds from a sale the next Business Day after receiving a properly executed order and no longer than seven business days after the sale. It is important that you call the Funds before executing a large transaction. In consideration of the interests of all shareholders, each Fund reserves the right to reject any purchase orders or delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt a Fund's operation or performance. Please contact 1 888 204 3956 for further clarification.

* Under certain circumstances, the Funds reserve the right to send your sale proceeds in the form of securities from their Master Portfolio.

                                                               FUND DETAILS   21

  How to Exchange Shares

  The Funds allow investors to exchange shares free of charge between BGI Funds. Before buying shares through an exchange, you should obtain a copy of that Fund's prospectus and read it carefully. Prospectuses may be obtained by calling 1 888 204 3956.

  The Funds may limit the number of times you may exchange shares if they believe doing so is in the best interest of other Fund shareholders. They may also modify or terminate this exchange privilege by giving 60 days' written notice.


  Special Instructions for Direct Buyers

  Direct buyers who have an established account with a Fund, can add to or redeem from their Fund account by wire instructions, by phone or through the mail.

 . To invest by wire, just check that option on your account application when you open your account. If you already have an account, call 1 888 204 3956 to receive a bank-wire application.

  You should instruct your bank to wire funds as follows:

    Investors Bank & Trust Co.
    ABA #011-001-438
    Attn: Transfer Agent
    Account # DDA 555555535
    For Further Credit to: Barclays Global Investors Funds, Inc.
    Shareholder Account Name:
    Shareholder Account Number:

 . To invest by mail, make your check payable to the Fund of your choice. Please include the Fund number and account number on your check. You will find them on your monthly statements.

 . To redeem shares by phone, call 1 888 204 3956 any Business Day between 8am and 4pm, Eastern Time. IBT will employ procedures designed to confirm that your order is valid, but neither IBT nor the Funds may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

* If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

22   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

----------------------------------------
Defining Terms

The amortized cost method marks down
any premium, or marks up any discount,
on short-term debt that the Funds buy
at a constant rate until maturity. It
does not reflect daily fluctuations in
market value.


 . To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your sales order. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

 . Direct buyers can ask IBT to wire proceeds directly to their designated bank account.*

 . When a direct buyer purchases Fund shares and then quickly sells, the Funds may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.


  Contacting BGI Funds

  Call the Funds' Transfer Agent, IBT, at 1 888 204 3956, toll-free, Monday through Friday, 8am to 4pm, Eastern Time.


  Calculating the Funds' Share Price

  IBT calculates each Fund's share price (also known as a Fund's net asset value) in accordance with the standard formula for valuing mutual fund shares at the close of regular trading (normally 4pm Eastern Time) every day the NYSE is open. The formula calls for deducting all of a Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus cash reserves--and dividing the result by the number of shares outstanding. IBT values most of the securities in the Funds at their current market prices. If such prices are not readily available, IBT uses estimates of the securities' fair value in accordance with guidelines approved by the Master Portfolios' Board of Trustees. Debt securities maturing in 60 days or less are valued according to the amortized cost method.

  The price at which a purchase or redemption is made is based on the next calculation of net asset value after the order is received in proper form. An exchange of a Fund's shares for shares of another BGI Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

* If you direct the sale's proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

                                                              FUND DETAILS   23

Dividends and Distributions

The S&P 500 Stock Fund pays out dividends of net investment income to investors every quarter. The Bond Index Fund and the Asset Allocation Fund pay dividends of net investment income to investors every month. All the Funds distribute their capital gains, if any, to shareholders at least annually. Dividends and distributions payable to you will be automatically reinvested in additional shares of your Fund, unless you request payment in cash.


Taxes

As with all mutual funds, you may be required to pay taxes on the Funds' net investment income and capital gains through distribution of such income and gains by the Funds to their shareholders. You will owe the taxes whether you choose to receive distributions in cash or have them automatically reinvested in Fund Shares.

The amount of taxes you owe on your share of Fund income and gains will vary from year to year, based on the amount of dividends of net investment income and capital gain distributions the Funds pay out and your tax rate. Normally, dividends and distributions are taxable to you when paid. However, when dividends and distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.

24   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

Dividends and capital gain distributions usually create the following tax liability:

---------------------------------------------------------------------------------
  TRANSACTION                                   TAX STATUS
---------------------------------------------------------------------------------
  Income dividends                              Ordinary income
---------------------------------------------------------------------------------
  Short-term capital gain distribution          Ordinary income
---------------------------------------------------------------------------------
  Long-term capital gain distribution           Capital gain
---------------------------------------------------------------------------------

A portion of dividends paid to corporate shareholders of the S&P 500 Stock Fund and the Asset Allocation Fund may qualify for the dividends-received deduction available to corporations.

In addition, if you sell or exchange your Fund shares you may have a taxable gain or loss, depending on what you paid for your shares and what you receive for them (or are treated as receiving in the case of exchanges).

---------------------------------------------------------------------------------
  TRANSACTION                                   TAX STATUS
---------------------------------------------------------------------------------
  You sell shares owned for more than one year  Long-term capital gain or loss
---------------------------------------------------------------------------------
  You sell shares owned for one year or less    Short-term capital gain or loss
---------------------------------------------------------------------------------

If you buy Fund shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the Fund sells the securities and realizes gain on the sale. All of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation in their investments.

After December 31 of a year, the Funds will send you a notice that tells you how much you've received in dividends and distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such dividends and distributions.

                                                              FUND DETAILS   25

The Funds are required to withhold 31% as "backup withholding" on any payments to you by them (including amounts deemed paid in the case of exchanges) if you haven't given us a correct Taxpayer Identification Number (TIN) and certified that the TIN is correct and withholding doesn't apply, the Internal Revenue Service (IRS) notifies the Funds that your TIN given to us is incorrect or the IRS informs us that you are otherwise subject to backup withholding. You may also be subject to IRS penalties if you give us an incorrect TIN. Any amounts withheld can be applied against your federal income tax liability.

In general, the Funds are also required to withhold 30% from dividends paid to foreign shareholders.

Tax considerations for tax-deferred accounts, such as benefit plans or non-taxable entities, will be different.

Because each investor's tax circumstances are unique and because tax laws are subject to change, we recommend that you consult your tax advisor about your investment.


Master/Feeder Mutual Fund Structure

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has substantially identical investment objectives, strategies and policies as the individual Funds. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio and the Funds.

Feeder Fund Expenses. The feeders bear the Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, each Fund's Board of Directors retains the right to withdraw the Fund's assets from the Master Portfolio if it believes doing so is in the shareholders' best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

26   BARCLAYS GLOBAL INVESTOR FUNDS, INC.

Financial Highlights

           The tables below provide a picture of each Fund's financial performance. The per share information reflects financial results for a single Fund share. The total returns in the tables represent the rates of return that an investor would have earned or lost on an investment in each of the Funds, assuming reinvestment of all dividends and distributions. The information has been audited by KPMG LLP, independent auditors, whose report, along with the Funds' financial statements, is included in the Funds' annual reports. You may obtain copies of the annual reports at no cost by calling
           1 888 204 3956, toll-free, Monday through Friday, 8am to 5pm, Eastern Time.

--------------------------------------------------------------------------------------------------------
                                                     ASSET ALLOCATION FUND
-------------------------------------------------------------------------------------------------------------
                                      Year Ended Ten-Month Period Year Ended Year Ended Year Ended Year Ended
                                      12/31/2000 Ended 12/31/99*  2/28/99    2/28/98    2/28/97    2/29/96
-------------------------------------------------------------------------------------------------------------
       Net Asset Value,
       Beginning of Period               $12.57        $14.07        $13.50     $12.12     $11.83      $9.93
-------------------------------------------------------------------------------------------------------------
       Income From Investment
       Operations:

       Net Investment Income               0.31          0.29          0.26       0.44       0.47       0.40

       Net Realized and Unrealized
       Gain (Loss) on Investments         (0.16)         1.08          2.07       2.68       1.02       1.90
-------------------------------------------------------------------------------------------------------------
       Total From Investment
       Operations                          0.15          1.37          2.33       3.12       1.49       2.30
-------------------------------------------------------------------------------------------------------------
       Less Distributions:

       From Net Investment Income         (0.31)        (0.29)        (0.26)     (0.44)     (0.47)     (0.40)

       From Net Realized Gains            (1.47)        (2.58)        (1.50)     (1.30)     (0.73)        --
-------------------------------------------------------------------------------------------------------------
       Total Distributions                (1.78)        (2.87)        (1.76)     (1.74)     (1.20)     (0.40)
-------------------------------------------------------------------------------------------------------------
       Net Asset Value, End of Period    $10.94        $12.57        $14.07     $13.50     $12.12     $11.83
-------------------------------------------------------------------------------------------------------------
       Total Return                       1.11%         9.95%**      17.83%     27.10%     13.09%     23.54%
-------------------------------------------------------------------------------------------------------------
       Ratios/Supplemental Data:

       Net Assets, End of
       Period (000)                    $409,918      $562,523      $599,093   $534,746   $431,585   $397,930
-------------------------------------------------------------------------------------------------------------
       Portfolio Turnover Rate++            53%           39%           33%        57%        43%        40%
-------------------------------------------------------------------------------------------------------------
       Ratios to Average Net Assets:+

       Ratio of Expenses to
       Average Net Assets(/1/)            0.75%         0.75%         0.75%      0.75%      0.75%      0.75%

       Ratio of Net Investment
       Income (Loss) to Average
       Net Assets(/2/)                    2.43%         2.36%         1.84%      3.37%      3.95%      3.62%
-------------------------------------------------------------------------------------------------------------
 (/1/) Ratio of expenses to
       average net assets
       prior to waived fees
       and reimbursed expenses              N/A           N/A           N/A        N/A        N/A        N/A

 (/2/) Ratio of net investment
       income (loss) to average
       net assets prior to
       waived fees and
       reimbursed expenses                  N/A           N/A           N/A        N/A        N/A        N/A
-------------------------------------------------------------------------------------------------------------

 * The Fund changed its fiscal year end from February 28 to December 31.

** Not annualized.

 + These ratios include expenses charged to the corresponding Master Portfolio.

++ Represents the portfolio turnover of each Fund's corresponding Master
   Portfolio.

                                                         DETAILS IN COMMON   27

-----------------------------------------------------------------------------------------------------------
                                                              BOND INDEX FUND
-----------------------------------------------------------------------------------------------------------
                                  Year Ended Ten-Month Period Year Ended Year Ended Year Ended Year Ended
                                  12/31/2000 Ended 12/31/99*  2/28/99    2/28/98    2/28/97    2/29/96
-----------------------------------------------------------------------------------------------------------
      Net Asset Value,
      Beginning of Period            $9.15          $9.73         $9.73     $9.43       $9.66     $9.20
-----------------------------------------------------------------------------------------------------------
      Income From Investment
      Operations:

      Net Investment Income           0.63           0.50          0.60      0.64        0.63      0.64

      Net Realized and
      Unrealized Gain (Loss)
      on Investments                  0.40          (0.58)           --      0.30       (0.23)     0.46
-----------------------------------------------------------------------------------------------------------
      Total From Investment
      Operations                      1.03          (0.08)         0.60      0.94        0.40      1.10
----------------------------------------------------------------------------------------------------------------------------
      Less Distributions:

      From Net Investment
      Income                         (0.64)         (0.50)        (0.60)    (0.64)      (0.63)    (0.64)
-----------------------------------------------------------------------------------------------------------
      Total Distributions            (0.64)         (0.50)        (0.60)    (0.64)      (0.63)    (0.64)
-----------------------------------------------------------------------------------------------------------
      Net Asset Value, End of
      Period                         $9.54          $9.15         $9.73     $9.73       $9.43     $9.66
-----------------------------------------------------------------------------------------------------------
      Total Return                 11.76%         (0.82%)**      6.24%    10.36%       4.32%    12.17%
-----------------------------------------------------------------------------------------------------------
      Ratios/Supplemental
      Data:

      Net Assets, End of
      Period (000)                 $69,051       $133,385      $126,733   $93,776    $129,469   $58,090
-----------------------------------------------------------------------------------------------------------
      Portfolio Turnover
      Rate++                           52%            25%           28%       59%         39%       21%
-----------------------------------------------------------------------------------------------------------
      Ratios to Average Net
      Assets:+

      Ratio of Expenses to
      Average Net Assets(/1/)        0.23%          0.23%         0.23%     0.23%       0.23%     0.23%

      Ratio of Net Investment
      Income (Loss) to Average
      Net Assets(/2/)                6.59%          6.30%         6.10%     6.66%       6.69%     6.67%
-----------------------------------------------------------------------------------------------------------
(/1/) Ratio of expenses to
      average net assets
      prior to waived fees and
      reimbursed expenses             N/A            N/A           N/A       N/A       0.32%     0.53%

(/2/) Ratio of net
      investment income (loss)
      to average net assets
      prior to waived fees
      and reimbursed expenses         N/A            N/A           N/A       N/A       6.60%     6.37%
-----------------------------------------------------------------------------------------------------------

 * The Fund changed its fiscal year end from February 28 to December 31.

** Not annualized.

 + These ratios include expenses charged to the corresponding Master Portfolio.

++ Represents the portfolio turnover of each Fund's corresponding Master
   Portfolio.

28   BARCLAYS GLOBAL INVESTOR FUNDS, INC.

--------------------------------------------------------------------------------------------------------------
                                                           S&P 500 STOCK FUND
--------------------------------------------------------------------------------------------------------------
                                 Year Ended  Ten-Month Period Year Ended  Year Ended  Year Ended  Year Ended
                                 12/31/2000  Ended 12/31/99*  2/28/99     2/28/98     2/28/97     2/29/96
--------------------------------------------------------------------------------------------------------------
       Net Asset Value,
       Beginning of Period           $27.03         $24.80        $22.08      $17.03      $14.02     $10.83
--------------------------------------------------------------------------------------------------------------
       Income From Investment
       Operations:

       Net Investment Income
       (Loss)                          0.29           0.29          0.34        0.33        0.32       0.31

       Net Realized and
       Unrealized Gain (Loss)
       on Investments                 (2.76)          4.47          3.87        5.46        3.23       3.36
--------------------------------------------------------------------------------------------------------------
       Total From Investment
       Operations                     (2.47)          4.76          4.21        5.79        3.55       3.67
--------------------------------------------------------------------------------------------------------------
       Less Distributions:

       From Net Investment
       Income                         (0.29)         (0.34)        (0.34)      (0.33)      (0.32)     (0.30)

       From Net Realized Gains        (2.94)         (2.19)        (1.15)      (0.41)      (0.22)     (0.18)
--------------------------------------------------------------------------------------------------------------
       Total Distributions            (3.23)         (2.53)        (1.49)      (0.74)      (0.54)     (0.48)
--------------------------------------------------------------------------------------------------------------
       Net Asset Value, End of
       Period                        $21.33         $27.03        $24.80      $22.08      $17.03     $14.02
--------------------------------------------------------------------------------------------------------------
       Total Return                  (9.34%)        19.67%**      19.50%      34.62%      25.82%     34.35%
--------------------------------------------------------------------------------------------------------------
       Ratios/Supplemental
       Data:

       Net Assets, End of
       Period (000)              $1,871,741     $2,844,438    $2,543,456  $2,292,433  $1,423,024   $882,696
--------------------------------------------------------------------------------------------------------------
       Portfolio Turnover
       Rate++                           10%             7%           11%          6%          4%         2%
--------------------------------------------------------------------------------------------------------------
       Ratios to Average Net
       Assets:+

       Ratio of Expenses to
       Average Net Assets(/1/)        0.20%          0.20%         0.20%       0.20%       0.20%      0.20%

       Ratio of Net Investment
       Income to Average Net
       Assets(/2/)                    1.07%          1.29%         1.45%       1.73%       2.15%      2.52%
--------------------------------------------------------------------------------------------------------------
 (/1/) Ratio of expenses
       to average net assets
       prior to waived fees and
       reimbursed expenses              N/A            N/A           N/A         N/A       0.22%      0.26%

 (/2/) Ratio of net
       investment income to
       average net assets prior
       to waived fees and
       reimbursed expenses              N/A            N/A           N/A         N/A       2.13%      2.46%
--------------------------------------------------------------------------------------------------------------

  * The Fund changed its fiscal year end from February 28 to December 31.

 ** Not annualized.

  + These ratios include expenses charged to the corresponding Master Portfolio.

 ++ Represents the portfolio turnover of each Fund's corresponding Master
    Portfolio.

                                                         DETAILS IN COMMON   29

                    [This page intentionally left blank.]



30   BARCLAYS GLOBAL INVESTOR FUNDS, INC.

                    [This page intentionally left blank.]



                                                          DETAILS IN COMMON   31

                    [This page intentionally left blank.]



32   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

For more detailed information on the Funds, request a copy of their annual and semi-annual reports to shareholders and their Statement of Additional Information (SAI). The annual and semi-annual reports discuss Fund investments over the last fiscal year. They also review the market conditions and investment strategies that materially affectedFund performance.

The SAI provides detailed information on the Funds. BGFA has electronically filed the SAI, dated May 1, 2001, with the Securities and Exchange Commission. It is incorporated by reference into this prospectus.

If you have any questions about the Funds or wish to obtain the reports and SAI free of charge, please call the Funds' toll-free number:

1 888 204 3956

Or you may write Barclays Global Investors Funds, Inc.:

c/o Investors Bank & Trust Co.
P.O. Box 9130
Mail Code MFD23
Boston, MA 02117-9130

You can also obtain this information through the Internet on the Securities and Exchange Commission's Website:

http://www.sec.gov

The Securities and Exchange Commission will furnish hard copies of the documents, upon payment of a duplicating fee, through the Public Reference Section. Address your request to:

Public Reference Section of the SEC
Washington, D.C. 20549-6009

You can also review and copy the documents at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call the Commission at 1 800 SEC 0330 for further details.

Investment Company Act File No.:

811-7332

                                           BARCLAYS GLOBAL INVESTORS FUNDS, INC.

                     BARCLAYS GLOBAL INVESTORS FUNDS, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                             ASSET ALLOCATION FUND
                                BOND INDEX FUND
                               S&P 500 STOCK FUND

                                  May 1, 2001

  Barclays Global Investors Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains information about three funds of the Company -- the Asset Allocation Fund, Bond Index Fund and S&P 500 Stock Fund (each, a "Fund" and collectively, the "Funds").

  Each of the Asset Allocation, Bond Index and S&P 500 Stock Funds seeks to achieve its investment objective by investing substantially all of its assets in the Asset Allocation, Bond Index and S&P 500 Index Master Portfolios (collectively, the "Master Portfolios"), respectively, of Master Investment Portfolio ("MIP," at times the "Trust"). Barclays Global Fund Advisors ("BGFA") serves as investment adviser to the corresponding Master Portfolios. References to the investments, investment policies and risks of the Funds unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the corresponding Master Portfolios.

  This SAI is not a prospectus and should be read in conjunction with the Funds' current Prospectus, also dated May 1, 2001. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The Prospectus and copies of the reports may be obtained without charge by writing Barclays Global Investors Funds, Inc., c/o Investors Bank & Trust Co., -- Transfer Agent, P.O. Box 9130, Mail Code MFD23, Boston, MA 02117-9130, or by calling 1-888-204-3956.

                               TABLE OF CONTENTS

                                                                    Page
                                                                    ----
Fund History......................................................    1
Description of the Funds and Their Investments and Risks..........    1
Portfolio Securities..............................................    5
Risk Considerations...............................................   14
Management........................................................   17
Control Persons and Principal Holders of Securities...............   20
Investment Adviser and Other Service Providers....................   21
Performance Information...........................................   25
Determination of Net Asset Value..................................   29
Purchase, Redemption and Pricing of Shares........................   30
Portfolio Transactions............................................   30
Dividends, Distributions and Taxes................................   32
Capital Stock.....................................................   37
Additional Information on the Funds...............................   39
Financial Statements..............................................   39
Appendix..........................................................  A-1

                                  FUND HISTORY

  The Company, an open-end management investment company, was incorporated in Maryland on October 15, 1992 and currently offers multiple series including the Funds. MIP, organized as a Delaware business trust on October 20, 1993, consists of multiple series including the Asset Allocation, Bond Index and S&P 500 Index Master Portfolios. The Company's principal office is located at 111 Center Street, Little Rock, Arkansas 72201. Each Fund invests all of its assets in the corresponding Master Portfolio of the Trust (as illustrated below), which has the same or substantially the same investment objective as the related Fund.

Fund                       Corresponding Master Portfolio
----                       ------------------------------
Asset Allocation Fund      Asset Allocation Master Portfolio
Bond Index Fund            Bond Index Master Portfolio
S&P 500 Stock Fund         S&P 500 Index Master Portfolio

  On or about December 30, 1993, the Company's Board of Directors approved, primarily for marketing purposes, the change of its corporate name from "WellsFunds Inc." to "Stagecoach Inc." On or about March 15, 1996, the Company changed its corporate name from "Stagecoach Inc." to "MasterWorks Funds Inc." On April 28, 1999, the Company's Board of Directors approved, primarily for marketing purposes, the change of its corporate name from "MasterWorks Funds Inc." to "Barclays Global Investors Funds, Inc."

  On October 29, 1999, the Company's U.S. Treasury Allocation Fund was consolidated into the Company's Bond Index Fund. As part of the consolidation, U.S. Treasury Allocation Fund shareholders received shares of the Bond Index Fund equal in value to their shares of the U.S. Treasury Allocation Fund.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

  Investment Restrictions.  Each Fund and Master Portfolio has adopted
  -----------------------
investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Directors of the Company or the Trustees of the Trust, as the case may be, at any time.

  Fundamental Investment Restrictions. The Funds are subject to the following investment restrictions, all of which are fundamental policies.

 The Funds may not:

  (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would be 25% or more of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; (ii) in the case of the S&P 500 Stock Fund, and the stock portion of the Asset Allocation Fund, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period (provided that, with respect to the stock and money market portions of the Asset Allocation Fund, the Fund will be concentrated as specified above only to the extent the percentage of its assets invested in those categories of investments is sufficiently large that 25% or more of its total assets would be invested in a single industry); (iii) in the case of the Bond Index Fund, any industry in which the Lehman Brothers Government/Credit Bond Index (the "LB Bond Index") becomes concentrated to the same degree during the same period; and (iv) in the case of the money market portion of the Asset Allocation Fund, its money market instruments may be concentrated in the banking industry (but will not do so unless the SEC staff confirms that it does not object to the Fund reserving freedom of action to concentrate investments in the banking industry); and provided further, that a Fund may invest all its assets in a diversified open- end management investment company, or series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard for the limitations set forth in this paragraph (1);

  (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

  (3) purchase commodities or commodity contracts (including futures contracts), except that a Fund may purchase securities of an issuer that invests or deals in commodities or commodity contracts, and except that the Funds may enter into futures and options contracts in accordance with their respective investment policies;

  (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

  (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

  (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting and provided further, that the purchase by a Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriter for purposes of this paragraph (6);

  (7) make investments for the purpose of exercising control or management; provided that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (7);

  (8) borrow money or issue senior securities as defined in the 1940 Act, except that the Bond Index Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists), and except that each of the Asset Allocation and S&P 500 Stock Funds may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);

  (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that each Fund may enter into futures and options contracts in accordance with their respective investment policies, and except that the Asset Allocation Fund may purchase securities with put rights in order to maintain liquidity, and except that the S&P 500 Stock Fund may invest up to 5% of their net assets in warrants in accordance with their investment policies stated below;

  (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of a Fund's, total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets a Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; provided that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (10); or

  (11) make loans, except that each Fund may purchase or hold debt instruments or lend their portfolio securities in accordance with their investment policies, and may enter into repurchase agreements.

  Non-Fundamental Investment Restrictions. The Funds are subject to the following investment restrictions, all of which are non-fundamental policies.

  (1) The Funds may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, a Fund's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's total assets with respect to any one investment company, and (iii) 10% of such Fund's total assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

  (2) Each Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

  (3) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

  Notwithstanding any other investment policy or limitation (whether or not fundamental), each Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.

  The Master Portfolios to the Funds are subject to the following investment restrictions.

  Fundamental Investment Restrictions. The Master Portfolios are subject to the following investment restrictions, all of which are fundamental policies.

  Each Master Portfolio may not:

  (1) invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

  (2) hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of its total assets.

  (3) invest in commodities, except that each Master Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

  (4) purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each Master Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

  (5) borrow money, except that the Bond Index Master Portfolio may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists), and except that each of the Asset Allocation and S&P 500 Index Master Portfolios may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists). For purposes of this investment restriction, a Master Portfolio's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by such Master Portfolio.

  (6) make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Master Portfolio may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Trust's Board of Trustees.

  (7) act as an underwriter of securities of other issuers, except to the extent that the Master Portfolios may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

  (8) invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries except that, in the case of each Master Portfolio, there shall be no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; (ii) in the case of the S&P 500 Index Master Portfolio, and the stock portion of the Asset Allocation Master Portfolio, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period (provided that, with respect to the stock and money market portions of the Asset Allocation Master Portfolio, the Master Portfolio will be concentrated as specified above only to the extent the percentage of its assets invested in those categories of investments is sufficiently large that 25% or more of its total assets would be invested in a single industry); (iii) in the case of the Bond Index Master Portfolio, any industry in which the LB Bond Index becomes concentrated to the same degree during the same period; and (iv) in the case of the money market portion of the Asset Allocation Master

Portfolio, its money market instruments may be concentrated in the banking industry (but will not do so unless the SEC staff confirms that it does not object to the Master Portfolio reserving freedom of action to concentrate investments in the banking industry).

  (9) issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in the Master Portfolios' fundamental policies (3) and (5) may be deemed to give rise to a senior security.

  (10) purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

  Non-fundamental Investment Restrictions. The Master Portfolios are subject to the following non-fundamental policies.

  (1) The Master Portfolios may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Master Portfolio's total assets with respect to any one investment company, and (iii) 10% of such Master Portfolio's total assets in the aggregate. Other investment companies in which the Master Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

  (2) Each Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

  (3) Each Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolios will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                              PORTFOLIO SECURITIES

  To the extent set forth in this SAI, each Fund through its investment in the corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Funds and the Master Portfolios in every instance, the following sections generally refer to the Funds only.

Asset Allocation Master Portfolio:

  The Asset Allocation Fund invests in the Asset Allocation Master Portfolio that uses an allocation model to select portfolio securities. A description of the Asset Allocation Model follows.

  Asset Allocation Model. A key component of the Asset Allocation Model is a set
  ----------------------
of assumptions concerning expected risk and return and investor attitudes toward risk, which are incorporated into the asset allocation decision. The principal inputs of financial data to the Asset Allocation Model for the

Asset Allocation Master Portfolio currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services that survey a broad cross- section of Wall Street analysts; (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P; (iii) the present yield on money market instruments; (iv) the historical statistical standard deviation in investment return for each class of asset; and (v) the historical statistical correlation of investment returns among the various asset classes in which the Asset Allocation Master Portfolio invests.

All Master Portfolios:

  Repurchase Agreements.  Each Fund may engage in a repurchase agreement with
  ---------------------
respect to any security in which it is authorized to invest, although the underlying security may mature in more than thirteen months. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. The Funds may participate in pooled repurchase agreement transactions with other funds advised by BGFA.

  The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. The Fund may enter into repurchase agreements only with respect to securities of the type in which it may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

  Floating- and Variable-Rate Obligations. Each Fund may purchase debt
  ---------------------------------------
instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that a Fund may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

  The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable- rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. BGFA, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

  U.S. Government Obligations.  The Funds may invest in various types of U.S.
  ----------------------------
Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  Securities of Non-U.S. Issuers.  The Funds may invest in certain securities of
  -------------------------------
non-U.S. issuers as discussed below. Obligations of Foreign Governments, Banks and Corporations -- Each Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any by BGFA to be of comparable quality to the other obligations in which such Fund may invest. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries. Each Fund may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. The Funds also may invest in U.S. dollar-denominated debt obligations issued by foreign corporations.

  Bonds.  Certain of the debt instruments purchased by the Asset Allocation and
  ------
Bond Index Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Also, the Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

  Unrated, Downgraded and Below Investment Grade Investments. The Funds may
  ----------------------------------------------------------
purchase instruments that are not rated if, in the opinion of the investment adviser, BGFA, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund provided that the amount of such securities held by a Fund does not exceed 5% of the Fund's net assets. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

  The Funds are not required to sell downgraded securities, and each Fund could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or if unrated, low quality (below investment grade) securities.

  Although they may offer higher yields than do higher rated securities, low rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated low quality debt is traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of a Fund's shares.

  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund held exclusively higher rated or higher quality securities.

  Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated or unrated low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Funds may incur additional expenses to seek recovery.

  Letters of Credit. Certain of the debt obligations (including municipal
  -----------------
securities, certificates of participation, commercial paper and other short-term obligations) that the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA, as investment adviser, are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

  When-Issued Securities. Certain of the securities in which the Bond Index and
  ----------------------
Asset Allocation Funds may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. These Funds only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. None of the Funds currently intend to invest more than 5% of its assets in when-issued securities during the coming year. Each Fund will establish a segregated account in which it will maintain cash or liquid, high-grade debt securities in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

  Loans of Portfolio Securities. The Funds may lend securities from their
  -----------------------------
portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high-quality debt obligations equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to such Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, the Fund's investment adviser will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral will not become part of the Fund's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. None of the Funds will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by any of the Funds will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, BGFA, or the Distributor.

  The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon the borrower or a placing broker.

  Futures Contracts and Options Transactions. The Funds may use futures
  ------------------------------------------
contracts as a hedge against the effects of interest rate changes or changes in the market value of the stocks comprising the index in which such Fund invests. In managing their cash flows, these Funds also may use futures contracts as a substitute for holding the designated securities underlying the futures contract. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. At the time it enters into a futures transaction, a Fund is required to make a performance deposit (initial margin) of cash or liquid securities in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position that is continually "marked to market."

  A Fund may engage only in futures contract transactions involving (i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by such Fund; (ii) the purchase of a futures contract when such Fund holds a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the Fund to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When a Fund purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

  If a Fund enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If instead a Fund purchases a futures contract as a substitute for investing in the designated underlying securities, a Fund experiences gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits a Fund to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Fund (e.g., from purchases and redemptions of Fund shares). Under normal market conditions, futures contract positions may be closed out on a daily basis. The Funds identified above expect to apply a portion of their cash or cash equivalents maintained for liquidity needs to such activities.

  Transactions by a Fund in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in the Fund's investment portfolio (the portfolio securities of the Bond Index Fund and the bond portion of the Asset Allocation Fund will not be identical to the securities underlying the futures contracts). Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures positions in certain cases. Limits on price fluctuations are designed to stabilize prices for the benefit of market participants; however, there could be cases where the Fund could incur a larger loss due to the delay in trading than it would have if no limit rules had been in effect.

  Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes). Although each of the indicated Funds intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments on variation margin.

  In order to comply with undertakings made by the Fund pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Funds will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts that do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such five percent.

  Stock Index Futures and Options on Stock Index Futures.  The S&P 500 Stock and
  -------------------------------------------------------
Asset Allocation Funds may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

  Interest-Rate Futures Contracts and Options on Interest-Rate Futures
  --------------------------------------------------------------------
Contracts.  The Asset Allocation and Bond Index Funds may invest in interest-
----------
rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate their options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Funds' portfolio securities that are the subject of the transaction.

  Interest-Rate and Index Swaps.  The Asset Allocation and Bond Index Funds may
  ------------------------------
enter into interest-rate and index swaps in pursuit of their investment objectives. Interest-rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an ex-change of floating-rate payments on fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by a Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that a Fund contractually is entitled to receive.

  Investment Company Securities.  Each Fund may invest in securities issued by
  ------------------------------
other investment companies that principally invest in securities of the type in which the Fund invests. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The Funds may also purchase shares of exchange listed closed-end funds.

  Illiquid Securities.  Each Fund may invest up to 15% of the value of its net
  --------------------
assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, participation interests that are not subject to the demand feature described above, floating- and variable-rate demand obligations as to which the Fund cannot exercise the related demand feature described above on not more than seven days notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

  Short-Term Instruments and Temporary Investments.  The Funds may invest in
  -------------------------------------------------
high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA ; (iv) nonconvertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks that may be purchased by the Fund.

  Bank Obligations.   Each Fund may invest in bank obligations, including
  -----------------
certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

  Commercial Paper and Short-Term Corporate Debt Instruments.  Each Fund may
  -----------------------------------------------------------
invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to each Fund monitors on an on-going basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to each Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

  Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.
  -----------------------------------------------------------------------------
Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-is-sued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the investment adviser.

  Investment in Warrants. The S&P 500 Stock Fund may invest up to 5% of net
  ----------------------
assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), including not more than 2% of each of their net assets in warrants that are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The S&P 500 Stock Fund may only purchase warrants on securities in which the Fund may invest directly.

The S&P 500 Stock Fund and S&P 500 Index Master Portfolio:

  Neither the Fund nor the Master Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the Fund, the Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index that is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund's shares or the timing of the issuance or sale of the Fund's shares or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund's shares.

  S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                              RISK CONSIDERATIONS

  General.  Since the investment characteristics and, therefore, investment
  -------
risks directly associated with such characteristics of each Fund correspond to those of the Master Portfolio in which such Fund invests, the following is a discussion of the risks associated with the investments of the Master Portfolios. Once again, unless otherwise specified, references to the investment policies and risks of a Fund also should be understood as references to the investment policies and risks of the corresponding Master Portfolio. The NAV per share of each class of a Fund is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

  Equity Securities.  The stock investments of the Funds are subject to equity
  -----------------
market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

  Debt Securities.  The debt instruments in which the Funds invest are subject
  ---------------
to credit and interest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest. The value of the debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Although some of the Funds' securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily NAV is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

  Foreign Securities.  Investing in the securities of issuers in any foreign
  ------------------
country, including through American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

  Other Investment Considerations.  Because the Funds may shift investment
  -------------------------------
allocations significantly from time to time, their performance may differ from funds that invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high turnover and transaction (i.e., brokerage commission) costs. Portfolio turnover also can generate short-term capital gains to the Funds, generally taxable as ordinary income in the hands of Fund shareholders for federal income tax purposes. During those periods in which a higher percentage of the Asset Allocation and Bond Index Funds' assets are invested in long-term bonds, those Funds' exposure to interest-rate risk will be greater because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than short-term securities. The Asset Allocation and Bond Index Funds may enter into futures transactions, each of which involves risk. The futures contracts and options on futures contracts that these Funds may purchase may be considered derivatives. Certain of the floating-and- variable-rate instruments that each Fund may purchase also may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. Each Fund may use some derivatives as part of its short-term liquidity holdings and/or substitutes for comparable market positions in the underlying securities. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. A Fund may not use derivatives to create leverage without establishing adequate
"cover" in compliance with SEC leverage rules. Asset allocation and modeling strategies are employed by BGFA for other investment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold, at the same time, by a Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by such Fund.

                                   MANAGEMENT

  The business and affairs of the Company are managed under the direction of its Board of Directors in conformity with Maryland law. The Board of Directors of the Company supervises the Funds' activities and monitors the Funds' contractual arrangements with various service providers. The Company's Directors are also MIP's Trustees. The Company's Board, including a majority of the Directors who are not "interested persons" (as that term is defined in the 1940 Act) of the Company, has adopted procedures to address potential conflicts of interest that may arise as a result of the structure of the Boards.

  Directors and officers of the Company, together with information as to their principal business occupations during the last five years, are shown below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors who are deemed to be an "interested person" of the Company, as defined in the 1940 Act, are indicated by an asterisk.


                                                           Principal Occupations
Name, Address and Age             Position(s)              During Past 5 Years
---------------------             ----------               ---------------------
Jack S. Euphrat, 78               Director                 Private Investor.
415 Walsh Road
Atherton, CA 94027

*R. Greg Feltus, 49               Director,                Executive Vice President of Stephens Inc.;
                                  Chairman                 President of Stephens Insurance Services Inc.;
                                  and President            Senior Vice President of Stephens Sports
                                                           Management Inc.; and President of Investors
                                                           Brokerage Insurance Inc.

W. Rodney Hughes, 74              Director                 Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Leo Soong, 54                     Director                 Managing Director of Crystal Geyser Roxane
Crystal Geyser Water Co.                                   Water Co.; Co-Founder and President of Crystal
55 Francisco Street, Suite 410                             Geyser Water Co.
San Francisco, CA 94133


Richard H. Blank, Jr.,  44        Chief Operating          Vice President of Stephens Inc.; Director of
                                  Officer, Secretary       Stephens Sports Management Inc.; and Director
                                  and Treasurer            of Capo Inc.



                               Compensation Table
                 For the Calendar Year Ended December 31, 2000

                                     Aggregate           Total Compensation
                                   Compensation            from Registrant
                                  from Registrant         and Fund Complex
Name and Position              ---------------------  -------------------------
-----------------
Jack S. Euphrat                       $12,500                  $25,000
Director
*R. Greg Feltus                       $     0                  $     0
Director
Leo Soong1                            $10,678                  $21,357
Director
W. Rodney Hughes                      $12,500                  $25,000
Director


____________________
/1/  Elected to the Board of Directors of the Company on February 9, 2000.


  Directors of the Company are compensated annually by the Company and by all the registrants in the fund complex for their services as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company and MIP are considered to be members of the same fund complex, as such term is defined in Form N-1A under the 1940 Act. The Directors are compensated by the Company and MIP for their services as Directors/Trustees. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or MIP. As of the date of this SAI, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

  Master/Feeder Structure. Each Fund seeks to achieve its investment objective
  -----------------------
by investing all of its assets into the corresponding Master Portfolio of MIP. The Funds and other entities investing in a Master Portfolio are each liable for all obligations of such Master Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither a Fund nor its shareholders will be adversely affected by investing Fund assets in a Master Portfolio. However, if a mutual fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

  A Fund may withdraw its investment in a Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of such Fund and its shareholders. Upon any such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

  The investment objective and other fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever a Fund, as an interestholder of the corresponding Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

  Certain policies of the Master Portfolio that are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. A Fund also may elect to redeem its interests in the corresponding Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, a Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Funds will provide shareholders with 30 days written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

  Code of Ethics. The Company, MIP, BGFA and Stephens Inc. ("Stephens") each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a Fund or investment adviser; (ii) any employee of a Fund or investment adviser (or any company in a control relationship to a Fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a Fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a Fund or investment adviser who obtains information concerning recommendations made to a Fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Company, MIP, BGFA and Stephens are on public file with, and are available from, the SEC.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  As of March 31, 2001, the shareholders identified below were known by the Company to own 5% or more of the indicated Fund's outstanding shares in the following capacity:

                                         Name and Address                         Percentage               Nature of
Name of Fund                              of Shareholder                            of Fund                Ownership
------------                             ----------------                         ----------               ---------
Asset Allocation              Merrill Lynch Pierce Fenner and Smith                   58%                    Record
                              Qualified Retirement Plan
                              265 Davidson Ave., 4th Floor
                              Somerset, NJ 08873

                              Putnam Fiduciary Trust Co. TR                            8%                    Record
                              FBO Kohl's Department Stores Inc.
                              Savings Plan
                              859 Willard Street
                              Quincy, MA 02269

                              Charles Schwab & Co INC Special                          5%                    Record
                              A/C For the Exclusive Benefit of Customers
                              101 Montgomery St.
                              San Francisco CA 94104

                              T Rowe Price Trust                                                             Record
                              FBO Retirement Plans
                              PO Box 17215
                              Baltimore MD 21203

Bond Index Fund               Merrill Lynch Pierce Fenner and Smith                   63%                    Record
                              Qualified Retirement Plan
                              265 Davidson Ave., 4th Floor
                              Somerset, NJ 08873

                              Wells Fargo Bank Minnesota NA                           21%                    Record
                              Mutual Funds Trust Operations
                              510 Marquette Ave. South
                              Minneapolis, MN 55479

                              New School University                                    6%                    Record
                              66 West 12th Street Room 902
                              New York NY 10011


                                         Name and Address                         Percentage               Nature of
Name of Fund                              of Shareholder                            of Fund                Ownership
------------                             ----------------                         ----------               ---------
S&P 500 Stock                 Bankers Trust Co. TR                                    48%                    Record
                              FBO Betchel Master Trust for Qualified
                              Employee Benefit Plan
                              100 Plaza One Mailstop 3048
                               Jersey City NJ 07311

                              Merrill Lynch Pierce Fenner and Smith                   29%                    Record
                              Qualified Retirement Plan
                              265 Davidson Ave., 4th Floor
                              Somerset, NJ 08873

                              Wells Fargo Bank Minnesota NA3                           5%                    Record
                              Mutual Funds Trust Operations
                              510 Marquette Avenue South
                              Minneapolis MN 55479

    For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund.


                INVESTMENT ADVISER AND OTHER SERVICES PROVIDERS

  Investment Adviser. BGFA provides investment advisory services to each Master
  ------------------
Portfolio pursuant to separate Investment Advisory Contracts (each, a "BGFA Advisory Contract") with MIP. Pursuant to the Advisory Contracts, BGFA furnishes to the Trust's Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio. BGFA has agreed to provide to the Master Portfolios, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of each Master Portfolio's investment portfolio.

  BGFA is entitled to receive monthly fees at the annual rate of 0.35%, 0.08% and 0.05% of the average daily net assets of the Asset Allocation, Bond Index and S&P 500 Index Master Portfolios, respectively, as compensation for its advisory services to such Master Portfolios. The Advisory Contracts provide that the advisory fee is accrued daily and paid monthly.

  As to each Master Portfolio, the applicable BGFA Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Master Portfolio, the applicable BGFA Advisory Contract is terminable without penalty, on 60 days written notice by MIP's Board of Trustees or by vote of the holders of a majority of such Master Portfolio's shares, or, on not less than 60 days written notice, by BGFA. The applicable BGFA Advisory Contract terminates automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

  For the periods shown below the corresponding Master Portfolio of each Fund paid BGFA the following advisory fees, without waivers:


                                          Fiscal              Fiscal            Ten-Month             Fiscal
                                        Year Ended          Year Ended         Period Ended         Year Ended
                                         2/28/1998           2/28/1999          12/31/1999          12/31/2000
                                        ----------          ----------         -----------         -----------
Asset Allocation Master Portfolio       $1,616,380          $1,941,048         $ 1,667,200         $ 1,824,513
Bond Index Master Portfolio             $  147,755          $   89,576         $   277,850         $   353,348
S&P 500 Index Master Portfolio          $  939,051          $1,353,414         $ 1,821,793         $ 1,961,851


  Co-Administrators. The Company has engaged Stephens and Barclays Global
  -----------------
Investors, N.A. ("BGI") to provide certain administration services to the Funds. Pursuant to a Co-Administration Agreement with the Company, Stephens and BGI provide as administration services, among other things: (i) general supervision of the operation of the Funds, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Stephens also furnishes office space and certain facilities required for conducting the business of the Company together with those ordinary clerical and bookkeeping services that are not being furnished by the Fund's investment adviser. Stephens also pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens.

  In addition, except for advisory fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses that are borne by the Funds, Stephens and BGI have agreed to bear all costs of the Funds' and the Company's operations including, but not limited to, transfer and dividend disbursing agency fees, shareholder servicing fees and expenses of preparing and printing prospectuses, SAIs and other Fund materials. For providing such services, Stephens and BGI are entitled to 0.15% of the average daily net assets of each of the Bond Index and S&P 500 Stock Funds and 0.40% of the average daily net assets of the Asset Allocation Fund. BGI has contracted with Investors Bank & Trust Company ("IBT") to provide certain sub-administration services for the Funds.

  For the periods shown below, the Funds paid co-administration fees jointly to Stephens and BGI as follows:



                                     Fiscal              Fiscal            Ten-Month             Fiscal
                                   Year Ended          Year Ended        Period Ended          Year Ended
                                    2/28/1998           2/28/1999         12/31/1999           12/31/2000
                                   ----------          ----------         -----------          -----------
 Asset Allocation Fund             $1,844,243          $2,215,108         $ 1,900,856          $ 2,082,558
 Bond Index Fund                   $  158,187          $  159,900         $   155,779          $   151,069
 S&P 500 Stock Fund                $2,698,151          $3,516,796         $ 3,439,216          $ 3,684,914

  Shareholder Servicing Plan. Each of the Funds has adopted a Shareholder
  --------------------------
Servicing Plan (each a "Servicing Plan" and collectively the "Servicing Plans"). Under each Servicing Plan and pursuant to each Servicing Agreement, a Fund may pay one or more servicing agents, as compensation for performing certain services, monthly fees at the annual rate of up to 0.15% of the average daily net assets of the S&P 500 Stock and Bond Index Funds, and 0.25% of the average daily net assets of the Asset Allocation Fund. Payments to a servicing agent by a Fund will be based upon the average daily net assets of the shares of the Fund owned of record by the servicing agent on behalf of customers, or by its customers directly, during the period for which payment is made.

  The Servicing Plans will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Qualified Directors. The Servicing Agreement may be terminated automatically if assigned, or may be terminated at any time not more than 60 days nor less than 30 days after notice, by a vote of a majority of the Disinterested Directors or by a vote of the majority of the outstanding voting securities of the Shares of a Fund of the Company or the affected Fund(s). The Servicing Plans may not be amended to increase materially the amount payable thereunder without the approval of a majority of the Company's Board of Directors, including a majority of the Disinterested Directors cast at a meeting called for that specific purpose.

  The Servicing Plans require that the servicing agent shall provide to the Treasurer of the Company, at least quarterly, a written report of the amounts expended by the servicing agent (and purposes therefor) under each Servicing Plan, and shall provide to the Company's Board of Directors such information as may reasonably be necessary to an informed determination of whether the Agreement shall be implemented or continued.

  Shareholder Servicing Agents. The Funds have adopted a Shareholder Servicing
  ----------------------------
Plan pursuant to which they have entered into Shareholder Servicing Agreements with BGI and may enter into similar agreements with other entities (collectively, "Shareholder Servicing Agents") for the provision of certain services to Fund shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.25% of the average daily value of each Fund represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc., whichever is less. Stephens and BGI as co-administrators have agreed to pay these shareholder servicing fees out of the fees each receives for co-administration services.

A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Company, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent is required to agree to disclose any fees it may directly charge its customers who are Fund shareholders and to notify them in writing at least 30 days before it imposes any transaction fees.

  Distributor.  Stephens is the distributor for the Funds' shares.  Stephens is
  ------------
a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years, including discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments. Stephens, as the Company's sponsor and the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens has the responsibility for distributing Fund shares. The Distribution Agreement provides that Stephens shall act as agent for the Funds for the sale of Fund shares, and may enter into Selling Agreements with selling agents that wish to make available Fund shares to their respective customers ("Selling Agents"). Stephens does not receive a fee for providing distribution services to the Funds. BGI presently acts as a Selling Agent, but does not receive any fee from the Funds for such activities.

  Custodian.  IBT, concurrent with its appointment as sub-administrator for the
  ---------
Funds on October 21, 1996, also has been retained as custodian to each Fund and Master Portfolio and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. IBT is not entitled to receive compensation for its services as custodian so long as it is entitled to receive fees from BGI for providing sub-administration services to the Funds.

  Transfer and Dividend Disbursing Agent.  IBT has been retained to act as the
  --------------------------------------
transfer and dividend disbursing agent for the Funds. For its services as transfer and dividend disbursing agent to the Fund, IBT is entitled to receive an annual maintenance fee computed on the basis of the number of shareholder accounts that it maintains for the Funds and to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the agreement. Stephens and BGI as co-administrators have agreed to pay these fees and expenses out of the fees each receives for co-administration services. The annual maintenance fee is paid as follows:


                                                         Annual Fee
                                                         ----------
      Up to 200 accounts*                         $6,000 per feeder/class
      From 201 to 250 accounts                    $8,500 per feeder/class
      Over 250 accounts                           $10,000 per feeder/class

_______________
* Defined as each account that is set up for an individual or plan sponsor on a fund by fund basis.


  In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the Funds, including, without limitation, any equipment or supplies that the Company specifically orders or requires IBT to order.

  Independent Auditors.  KPMG LLP, Three Embarcadero Center, San Francisco,
  ---------------------
California 94111, serves as independent auditors for the Company.

  Legal Counsel.  Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W.,
  --------------
Washington, D.C. 20006, serves as counsel to the Company.

  Expenses.  Except for extraordinary expenses, brokerage and other expenses
  ---------
connected with the execution of portfolio transactions and certain other expenses that are borne by the Funds, Stephens and BGI have agreed to bear all costs of the Funds' and the Company's operations.

  Brokerage Commissions. For the periods shown below, the corresponding Master
  ---------------------
Portfolio of each Fund paid the following brokerage commissions. None of these brokerage commissions were paid to affiliated brokers.

                                                 Fiscal              Fiscal           Ten-Month            Fiscal
                                               Year Ended          Year Ended        Period Ended        Year Ended
                                                2/28/1998           2/28/1999         12/31/1999          12/31/2000
                                               ----------          ----------        -----------         -----------
Asset Allocation Master Portfolio              $   11,933          $   35,317        $    62,541         $    70,729
Bond Index Master Portfolio                    $        0          $        0        $         0         $         0
S&P 500 Index Master Portfolio                 $  112,100          $  366,484        $   271,962         $   472,908

  Securities of Regular Broker/Dealers.  As of December 31, 2000, the
  ------------------------------------
corresponding Master Portfolio of each Fund owned securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:


Master Portfolio                                                       Broker/Dealer                         Amount
----------------                                                       -------------                         ------
 Asset Allocation Master Portfolio                    Lehman Brothers Holdings, Inc.                      $   409,537
                                                      Merrill Lynch & Co., Inc.                           $ 1,411,140
                                                      Morgan Stanley Dean Witter Discover & Co.           $ 2,260,685

 Bond Index Master Portfolio                          Goldman Sachs                                       $ 1,040,877
                                                      Lehman Brothers Holdings, Inc.                      $ 2,567,760
                                                      Merrill Lynch & Co., Inc.                           $ 3,810,278
                                                      Morgan Stanley Dean Witter Discover & Co.           $ 2,094,442

 S&P 500 Index Master Portfolio                       Bear Sterns & Co. Inc.                              $ 1,457,773
                                                      Lehman Brothers Holdings, Inc.                      $ 4,353,292
                                                      Merrill Lynch & Co., Inc.                           $14,906,197
                                                      Morgan Stanley Dean Witter Discover & Co.           $23,963,298

                            PERFORMANCE INFORMATION

  For purposes of advertising, the performance of the Funds may be calculated on the basis of average annual total return and/or cumulative total return of shares. Average annual total return of shares is calculated pursuant to a standardized formula that assumes that an investment in shares of a Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return of shares is expressed as a percentage rate that, if applied on a compounded annual basis, would result in the redeemable value of the investment in shares at the end of the period. Advertisements of the performance of shares of a Fund include the Fund's average annual total return of shares for one, five and ten year periods, or for shorter time periods depending upon the length of time during which such Fund has operated. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate that is calculated by combining the income and principal charges for a specified period and dividing by the NAV per share at the beginning of the period.

  Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period that assumes the application of the percentage rate of total return. The performance of the Bond Index Fund may be advertised in terms of yield. The yield on shares of these Funds is calculated by dividing each Fund's net investment income per share earned during a specified period (usually 30 days) by its NAV per share on the last day of such period and annualizing the result. Performance figures are based on historical results and are not intended to indicate future performance. Investors should remember that performance is a function of the type and quality of portfolio securities held by the Master Portfolio in which the Fund invests and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

  As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/ = ERV. In addition, as indicated in the Prospectus, the Funds, at times, also may calculate total return based on net asset value per share (rather than the public offering price) in which case the figures would not reflect the effect of any sales charge that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed provided that total return data derived pursuant to the calculation described above also are presented.

  The average annual total returns on the Funds from July 2, 1993 (commencement of operations) to December 31, 2000, for the five-year period ended December 31, 2000 and for the calendar year ended December 31, 2000 were as follows:

                        Commencement            Five-Year           One-Year
                          Through             Period Ended        Period Ended
Fund                     12/31/2000            12/31/2000          12/31/2000
----                     -----------          ------------        ------------
Asset Allocation Fund        13.14%                 13.75%               1.11%
Bond Index Fund               6.09%                  5.91%              11.76%
S&P 500 Stock Fund           17.46%                 18.01%             (9.34)%

  The cumulative total returns on the Funds from July 2, 1993 (commencement of operations) to December 31, 2000 were as follows:




                         Commencement
                            Through
Fund                      12/31/2000
----                     ------------
Asset Allocation Fund       152.60%
Bond Index Fund              55.91%
S&P 500 Stock Fund          234.68%


  The Asset Allocation and Bond Index Funds may advertise certain yield information. As, and to the extent required by the SEC, yield will be calculated based on a 30-day (or one-month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[(((a-b)/cd)+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in a Fund's net investment income. For purposes of sales literature, yield also may be calculated on the basis of the net asset value per share rather than public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

  The current yield of the Bond Index Fund for the 30-day period ended December 31, 2000 was 6.34%.

  The yield for a Fund fluctuates from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

  Yield information for a Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. A Fund's yield, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

  In addition, investors should recognize that changes in the net asset value of shares of a Fund affect the yield of such Fund for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for the Funds may be useful in reviewing the performance of such Funds and for providing a basis for comparison with investment alternatives. The yield of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield. Additional information about the performance of each Fund is contained in the Annual Report that may be obtained by calling the Company at 1-888-204-3956.

  Performance Comparisons. From time to time and only to the extent the
  -----------------------
comparison is appropriate for a Fund, the Company may quote the performance of a Fund in advertising and other types of literature and may compare the performance of a Fund to the performance of various indices and investments for which reliable performance data is available. The performance of a Fund may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

  The performance information for the Bond Index Fund also may be compared, in reports and promotional literature, to the Consumer Price Index, the Salomon One Year Treasury Benchmark Index, Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacker Investment Management Indices, Salomon Brothers High Grade Bond Index, Lipper General Bond Fund Average, Lipper Intermediate Investment Grade Debt Fund Average, Lehman Brothers Government/Credit Bond Index, Lehman Brothers Intermediate Government/Credit Bond Index, and Lehman Brothers Long-Term High Quality Government/Credit Bond Index. The performance information for the Bond Index Fund also may be compared to the S&P 500 Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), or to other indices of bonds, stocks, or government securities, or by other services, companies, publications, or persons who monitor mutual funds on overall performance or other criteria, but not to money market mutual funds.

  Performance information for the Asset Allocation Fund and the S&P 500 Stock Fund may be compared, in reports and promotional literature, to the S&P 500 Index, the Wilshire 5000 Equity Index, the Lehman Brothers 20+ Treasury Index, Donoghue's Money Fund Averages, the Lehman Brothers 5-7 Year Treasury Index, Lehman Brothers Government Bond Index, Lehman Brothers Treasury Bond Index, Lipper Balanced Fund Average, Lipper Growth Fund Average, Lipper Flexible Portfolio Fund Average, Lehman Brothers Intermediate Treasury Index, 91-Day Treasury Bill Average, or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare a Fund's results with those of indices widely regarded by investors as representative of the security markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

  The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a
Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

  In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing BGFA, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day." The Company also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Master Portfolios' investment adviser or its affiliates.

  A Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., (including the Lipper General Bond Fund Average, the Lipper Intermediate Investment Grade Debt Fund Average, the Lipper Bond Fund Average, the Lipper Growth Fund Average, the Lipper Flexible Fund Average), Donoghue's Money Fund Report, including Donoghue's Taxable Money Market Fund Average or Morningstar, Inc., independent services that monitor the performance of mutual funds. A Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

  Other Advertising Items. From time to time, the Company also may include in
  -----------------------
advertisements or other marketing materials a discussion of certain of the objectives of the investment strategy of the Asset Allocation Fund and a comparison of this strategy with other investment strategies. In particular, the responsiveness of this Fund to changing market conditions may be discussed. For example, the Company may describe the benefits derived by having BGFA, as investment adviser, monitor and reallocate investments among the three asset categories described in a Fund's Prospectus. The Company's advertising or other marketing materials also might set forth illustrations depicting examples of recommended allocations in different market conditions.

  The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard

& Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare a Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments. Of course past performance cannot be a guarantee of future results. The Company also may include from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

                        DETERMINATION OF NET ASSET VALUE

  Net asset value per share for a Fund is determined on each day the Fund is open for trading. Each Fund's investment in the corresponding Master Portfolio of the Trust is valued based on its ownership interest in the Master Portfolio's net assets.

  Because the Master Portfolios are closed on certain days when the NYSE is open for business, shareholders would not be able to redeem their shares on certain days when there may be significant changes in the value of a Master Portfolio's portfolio securities.

  Master Portfolio securities for which market quotations are available are valued at latest prices. Securities of a Master Portfolio for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost with cost being the value of the security on the preceding day (61st day). Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by an independent pricing service approved by the Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities held under a repurchase agreement will be valued at a price equal to the amount of the cash investment at the time of valuation on the valuation date. The market value of the underlying securities shall be determined in accordance with the applicable procedures, as described above, for the purpose of determining the adequacy of collateral. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by MIP's Board of Trustees and in accordance with procedures adopted by the Trustees.

                  PURCHASES, REDEMPTION AND PRICING OF SHARES

  Terms of Purchase. The Funds are generally open Monday through Friday and are
  -----------------
closed on weekends and NYSE holidays. The holidays on which the NYSE is closed currently are: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Company reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Funds.

  In-Kind Purchases.  Payment for shares of a Fund may, at the discretion of the
  ------------------
investment adviser, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus. In connection with an in-kind securities payment, a Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it;
(iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to such Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled. Each Fund immediately will transfer to its corresponding Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio.

  Suspension of Redemptions.  Under the 1940 Act, a Fund may suspend the right
  -------------------------
of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

  The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

  In addition, the Company may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder that is applicable to shares of a Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

  Since each Fund invests all of its assets in a corresponding Master Portfolio of MIP, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

  Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Barclays Global Investors Services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

  Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions.

  Under the 1940 Act, persons affiliated with a Master Portfolio are prohibited from dealing with the Master Portfolio as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. A Master Portfolio may purchase securities from underwriting syndicates of which Stephens is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by MIP's Board of Trustees.

  A Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Board of Trustees, BGFA is responsible for each Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Master Portfolio to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. BGFA generally seeks reasonably competitive spreads or commissions.

  In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Certain of the brokers or dealers with whom the Master Portfolios may transact business offer commission rebates to the Master Portfolios. BGFA considers such rebates in assessing the best overall terms available for any transaction. BGFA may cause the Asset Allocation and S&P 500 Index Master Portfolios to pay a broker/dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that BGFA determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of BGFA. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

  Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by BGFA and does not reduce the advisory fees payable by the Master Portfolio. MIP's Board of Trustees will periodically review the commissions paid by the Master Portfolio to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolio. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which BGFA exercises investment discretion. Conversely, the Master Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

  Under Section 28(e) of the Securities Exchange Act of 1934, an investment adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an investment adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an investment adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

  Portfolio Turnover. The portfolio turnover rates for the Bond Index, Asset
  ------------------
Allocation and S&P 500 Index Master Portfolios generally are not expected to exceed 100%, 450% and 50%, respectively. The higher portfolio turnover rates for the Asset Allocation and Bond Index Master Portfolios may result in higher transaction (i.e., principal markup/markdown, brokerage, and other transaction) costs. The portfolio turnover rate will not be a limiting factor when BGFA deem portfolio changes appropriate.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  General.  The following information supplements and should be read in
  --------
conjunction with the Funds' Prospectus. The Prospectus generally describes the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes.

  The Company intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied separately to each Fund, rather than to the Company as a whole. Accordingly, income, gains and expenses will be determined separately for each Fund.

  Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of each Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that each Fund controls and which are determined to be engaged in the same or similar trades or businesses.

  In addition, each Fund generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its net investment income, net short-term capital gain (generally, the excess of short-term capital gain over long-term capital loss) and certain other items, and (b) net tax-exempt income earned in each taxable year. In general, each Fund also will not be subject to federal income taxation of its investment company taxable income and net long-term capital gain (generally, the excess of short-term capital gain over short-term capital loss) distributed to its shareholders. For these purposes, these distributions must be made in the same taxable year in which the income and gains are realized by each Fund. However, in certain circumstances, such distributions declared on a day in October, November or December of one taxable year to shareholders of record on such day and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. Each Fund intends to distribute its income and gains in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income.

  Master Portfolios.  Each Fund seeks to qualify as a regulated investment
  ------------------
company by investing substantially all of its assets in its corresponding Master Portfolio. Under the Code, each Master Portfolio will be treated as a partnership rather than as a regulated investment company or a corporation. As a partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the corresponding Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any interest, dividends or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income without receipt of any corresponding distribution. However, each Master Portfolio will seek to minimize recognition by its investors (such as a Fund) of interest, dividends and gains without a corresponding distribution.

  Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund (other
  -----------
than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements of its income and gains by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its income and gains (if any) by the end of each calendar year and, thus, expects not to be subject to the excise tax.

  Taxation of Master Portfolio Investments.  Except as otherwise provided
  -----------------------------------------
herein, gains and losses realized by the Master Portfolio on the sale of portfolio securities generally will be capital gains and losses. Such gains and losses ordinarily will be long-term capital gains and losses if the securities have been held by the Master Portfolio for more than one year at the time of disposition of the securities.

  In general, if a Master Portfolio purchases a debt obligation with original issue discount (generally at a price less than its principal amount), the Master Portfolio may be required to annually include in its taxable income a portion of the original issue discount as ordinary income, even though the Master Portfolio will not receive cash payments for such discount until maturity or disposition of the obligations. Gains recognized on the disposition of a debt obligation (including a tax-exempt obligation) purchased by a Master Portfolio at a market discount (generally at a price less than its principal amount) generally will be treated as ordinary income to the extent of the portion of market discount that accrued, but was not previously recognized pursuant to an available election, during the term the Master Portfolio held the debt obligation.

  If an option granted by a Master Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Master Portfolio of the option from its holder, the Master Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Master Portfolio in the closing transaction. Some realized capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Master Portfolio pursuant to the exercise of a call option granted by it, the Master Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Master Portfolio pursuant to the exercise of a put option written by it, the Master Portfolio will subtract the premium received from its cost basis in the securities purchased.

  Under Section 1256 of the Code, a Master Portfolio will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts, certain foreign currency contracts and non-equity, listed options but generally exclude securities futures (as defined in Section 3(a)(55)(A) of the Securities Act of 1934). In this regard, Section 1256 contracts will be deemed to have been sold at market value at the end of each taxable year. Under Section 1256 of the Code, 60% of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market and 60%/40% rules.

  Under Section 988 of the Code, a Master Portfolio generally will recognize ordinary income or loss to the extent that gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Master Portfolios will attempt to monitor
Section 988 transactions, where applicable, to avoid adverse federal income tax impact.

  Offsetting positions held by a Master Portfolio involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If a Master Portfolio were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Master Portfolios may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Master Portfolio may differ. Generally, to the extent the straddle rules apply to positions established by a Master Portfolio, losses realized by the Master Portfolio may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

  If a Master Portfolio enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Master Portfolio must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Master Portfolio enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations.

  Under Section 1260 of the Code, the amount of long-term capital gain a taxpayer may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain the taxpayer would have had if the taxpayer owned a direct interest in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income. The Master Portfolios do not anticipate engaging in any derivative transactions that would be subject to these rules.

  If a Master Portfolio purchases shares in a "passive foreign investment company" ("PFIC"), the corresponding Fund may be subject to federal income tax and an interest charge imposed by the Internal Revenue Service ("IRS") upon certain distributions from the PFIC or the Master Portfolio's disposition of its PFIC shares. If the Master Portfolio invests in a PFIC, the Master Portfolio intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Master Portfolio will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Master Portfolio will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Master Portfolio as ordinary income (or loss) notwithstanding any distributions by the PFIC, the corresponding Fund will not be subject to federal income tax or the interest charge with respect to its indirect interest in the PFIC, if the Master Portfolio makes the available election.

  Foreign Taxes.  Income and dividends received by a Fund (through a
  --------------
corresponding Master Portfolio) from foreign securities and gains realized by the Fund on the disposition of foreign securities may be subject to withholding and other taxes imposed by such foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Funds do not expect to be eligible to make such an election.

  Capital Gain Distributions.  Distributions that are designated by a Fund as
  ---------------------------
capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

  Other Distributions.  For federal income tax purposes, a Fund's "earnings and
  -------------------
profits" will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as taxable dividends. Thus, if during a taxable year the Fund's declared dividends exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits (generally the Fund's net investment income and capital gain with certain adjustments ) will be deemed to have constituted a dividend. Distributions in excess of earnings and profits will first be treated as a return of capital up to the amount of a shareholder's basis in its Fund shares and then capital gain. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

  Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
  ---------------------------
redemption (including a redemption in-kind) or an exchange ordinarily will result in a taxable capital gain or loss to the redeeming shareholder, depending on the amount received for the shares (or are deemed received in the case of an exchange) and the cost of the shares.

  If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

  If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

  Federal Income Tax Rates.  As of the printing of this SAI, the maximum
  -------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). A special lower tax rate of 18% on net capital gain is available to individuals to the extent the gain is derived from investments acquired after December 31, 2000 and are held for more than five years. This lower rate will apply to capital gain distributions by a Fund to the extent the gain is derived from the disposition of a portfolio investment acquired by the Fund after December 31, 2000 and was held for more than five years at the time of disposition. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

  Corporate Shareholders.  Corporate shareholders of the Funds may be eligible
  ----------------------
for the dividends-received deduction on Fund distributions attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

  Foreign Shareholders.  Under the Code, distributions attributable to ordinary
  ---------------------
taxable income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust that a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to federal income tax withholding (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). Such tax withheld generally is not refundable. Withholding will not apply if a distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S.

persons will apply. Gain on the disposition of Fund shares and capital gain distributions generally are not subject to tax withholding applicable to foreign shareholders.

  Tax-Deferred Plans.  The shares of the Funds may be available for a variety of
  -------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit shareholders to defer some of their income from taxes. Shareholders should contact their selling agents for details concerning retirement plans.

  Other Matters.  Shareholders should be aware that the investments to be made
  --------------
by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant non-cash income, such non-cash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. A Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each shareholder is urged to consult his or her tax advisor regarding federal, state, local and foreign taxes applicable to him or her.

                                 CAPITAL STOCK

  The authorized capital stock of the Company consists of 21,300,000,000 shares having a par value of $.001 per share. As of the date of this SAI, the Company's Board of Directors has authorized the issuance of ten series of shares. The Board of Directors may, in the future, authorize the issuance of other series of capital stock representing shares of additional investment portfolios or funds.

     Although the Company is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Directors, approving advisory contracts, and changing the Fund's investment objective or fundamental investment policies.

     Voting.  All shares of the Company have equal voting rights and will be
     -------
voted in the aggregate, rather than by fund, unless otherwise required by law (such as when a matter affects only one Fund). Shareholders of the Fund are entitled to one vote for each share owned and fractional votes for fractional shares owned. Depending on the terms of a particular Benefit Plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. The Directors of the Company will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

  The Master Portfolio.  Whenever a Fund, as an interestholder of the Master
  ---------------------
Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If the Master Portfolio's investment objective or policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the

Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.

  All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by fund. Approval by the shareholders of a Fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus of each Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

  The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

  Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

  Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

  MIP is an open-end, series management investment companies organized as a Delaware business trust. MIP was organized on October 20 1993. In accordance with Delaware law, MIP's Declaration of Trust provides that its investors would be personally responsible for Trust liabilities and obligations, but only to the extent MIP's property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of Trust obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

  The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declarations of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

  The interests in each Master Portfolio of MIP have substantially identical voting and other rights as those rights enumerated above for shares of the Funds. MIP also intends to dispense with annual meetings, but is required by
Section 16(c) of the Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Company. Whenever a Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

  In a situation where a Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of a Master Portfolio, such Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.


                      ADDITIONAL INFORMATION ON THE FUNDS

  The Company provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Funds including additional information on performance. Shareholders may obtain a copy of the Company's most recent annual report without charge by phoning 1-888-204-3956.

  The Registration Statement of the Company and the Trust, including the Prospectus for each Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

  No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Company's official sales literature in connection with the offer of the Funds' shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.


                              FINANCIAL STATEMENTS

  The audited financial statements, including the portfolio of investments, financial highlights and independent auditors' reports for the fiscal year ended December 31, 2000 for the Asset Allocation, Bond Index and S&P 500 Stock Funds and corresponding Master Portfolios are hereby incorporated by reference to the Company's Annual Report, as filed with the SEC on March 2, 2001. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

                                    APPENDIX
                                    --------

                               INVESTMENT RATINGS

The following describes how three of the major rating agencies classify their investment ratings. Ratings of debt securities represent the rating agency's opinion regarding their quality, and are not a guarantee of quality. Credit ratings attempt to evaluate the safety of principal and interest payments, and do not evaluate the risks of fluctuations in market value. Furthermore, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. Subsequent to purchase by a Master Portfolio, the rating of a debt security may be reduced below the minimum rating required for initial purchase by the Master Portfolio or the security may cease to be rated. BGFA will consider either such event in determining whether a Master Portfolio should continue to hold the security. In no event will a Master Portfolio hold more than 5% of its net assets in debt securities rated below "BBB" by S&P or below "Baa" by Moody's or in unrated low quality (below investment grade) debt securities. BGFA does not make any representation that the investment ratings provided by such rating agencies are accurate or complete.


                           Standard & Poor's Ratings

Bond Ratings. Bonds rated "AAA" have the highest rating assigned by S&P to a
------------
debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated "BBB" by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Commercial Paper Ratings. Commercial paper with the greatest capacity for timely
------------------------
payment is rated "A" by S&P. Issues within this category are further redefined with designations "1," "2" and "3" to indicate the relative degree of safety; "A-1," the highest of the three, indicates the degree of safety is very high.

                       Moody's Investors Service Ratings

Bond Ratings. Bonds rated "Aaa" by Moody's are judged to be of the best
------------
quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated "Aa" are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than is the case with "Aaa" securities. Bonds that are rated "A" possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Bonds that are rated "Baa" by Moody's are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over longer periods of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Commercial Paper Ratings. Moody's employs the designations of "Prime-1,"
-------------------------
"Prime-2" and "Prime-3" to indicate the relative capacity of the rated issuers to repay punctually. "Prime-1" is the highest commercial paper rating assigned by Moody's. Issuers of "Prime-1" obligations must have a superior capacity for repayment of short-term promissory obligations, and will normally be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

                        Fitch Investors Service Ratings

Bond Ratings. Bonds rated "BBB" by Fitch are considered to be investment grade
------------
and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than with bonds having higher ratings.

PROSPECTUS/MAY 1, 2001
Like shares of all
mutual funds, these
securities have not been
approved or disapproved
by the Securities and
Exchange Commission nor
has the Securities and
Exchange Commission
passed upon the accuracy
or adequacy of this
prospectus.
Any representation to
the contrary is a
criminal offense.

Money Market Fund

Providing income and preserving capital

                                           BARCLAYS GLOBAL INVESTORS FUNDS, INC.

Table of Contents

FUND BASICS

         2 Investment Objective

         2 Principal Investment Strategy

         3 Principal Risk Factors

         4 Investment Returns

         5 Fees and Expenses


FUND DETAILS

         6 Principal Investments

         7 Management of the Fund

         8 Shareholder Information

        15 Financial Highlights

FUND BASICS

Investment Objective/1/

[GRAPHIC OF AUTO APPEARS HERE]

The Fund seeks a high level of income consistent with liquidity and the preservation of capital.


Principal Investment Strategy

[GRAPHIC OF MAP APPEARS HERE]

The Fund invests in high-quality, short-term government, bank and corporate debt.

/1/ The Money Market Fund invests all of its assets in a Master Portfolio that has a substantially identical investment objective. For simplicity's sake, all discussion of investment objectives, strategies and risks of the Fund refer also to the objectives, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed examination of the relationship of the Fund to its Master Portfolio appears on page 14.

2   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

Principal Risk Factors

[GRAPHIC OF SPEEDING AUTO APPEARS HERE]

---------------------------------------
Defining Terms

Short-term securities have a remaining
maturity of 397 days or less. The
Fund's portfolio will maintain an
average-weighted maturity of 90 days
or less.

 . The value of the short-term securities in which the Fund invests may fall because of an increase in interest rates. Increasing interest rates reduce the value of debt securities generally, even the value of debt securities issued by the US government.

 . The value of individual securities held by the Fund may fall with the decline in a borrower's real or apparent ability to meet its financial obligations.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


  Who May Want to Invest in the Fund

  The Fund may be appropriate for investors who:

 . seek income comparable to money market rates

 . wish to maintain the value of their investment in the long and short term

 . desire an investment that can be readily converted to cash

  For a further discussion of Fund risks, please refer to the Fund's Statement of Additional Information (SAI). The SAI is incorporated by reference in this prospectus and is available free of charge from your shareholder servicing agent or by calling 1 888 204 3956.

                                                                FUND BASICS   3

Investment Returns

[GRAPHIC OF SPEEDOMETER APPEARS HERE]

------------------------------------------
Defining Terms

The Fund's seven-day yield, also called
the current yield, annualizes the
amount of income the Fund generates
over a seven-day period by projecting
the amount for an entire year.

Investors Bank & Trust is the Fund's
custodian, transfer agent and dividend
disbursing agent.


   Total Returns

   The bar chart and the table in this section provide some indication of the risks of investing in the Money Market Fund by showing changes in the Fund's performance from year to year. The bar chart shows the returns for the Fund for each full calendar year since the Fund's inception. The average annual total return table compares the Fund's average annual total return with the return of its corresponding index for one and five years and since the Fund's inception. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

   Money Market Fund
   Year-By-Year Returns

   [BAR GRAPH APPEARS HERE]

   1994          3.93%
   1995          5.66%
   1996          5.10%
   1997          5.33%
   1998          5.26%
   1999          4.92%
   2000          6.17%

   The highest and lowest quarterly returns for the Money Market Fund for the periods covered by the bar chart above are listed below:

      Highest Quarterly                                   Lowest Quarterly
      Return: 3rd Qtr. '00                                Return: 1st Qtr. '94

             1.59%                                               0.73%

-------------------------------------------------------------------------------
  MONEY MARKET FUND AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
-------------------------------------------------------------------------------
                                                               SINCE INCEPTION
                                         ONE YEAR  FIVE YEARS  (JULY 2, 1993)
-------------------------------------------------------------------------------
  Money Market Fund                        6.17%     5.34%         5.02%
-------------------------------------------------------------------------------
  MFR Average/All Taxable*                 5.87%     5.12%         4.80%
-------------------------------------------------------------------------------
  Salomon 3-Month Treasury Bill**          5.96%     5.28%         5.04%
-------------------------------------------------------------------------------

 * Money Fund Report All Taxable Average, a service of iMoney Net, Inc. (formerly IBC Financial Data). The MFR Average/All Taxable is calculated from June 30, 1993. The Fund has adopted the MFR Average/All Taxable as its benchmark because the Fund believes comparing the Fund's performance to the average performance of similar money market funds would be beneficial to investors.

** The Salomon 3-Month Average is calculated from June 30, 1993.

   To learn the Fund's current seven-day yield, call the Fund's transfer agent, Investors Bank & Trust (IBT), at 1 888 204 3956.

4   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

  Fees and Expenses

  The table below describes the fees and expenses that you may pay if you buy and hold shares in the Fund. The expenses are deducted from Fund assets, which means you pay them indirectly.

--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
  Management fees                                          0.10%
--------------------------------------------------------------------------------
  Other expenses                                           0.35%
--------------------------------------------------------------------------------
  Total annual Fund operating expenses*                    0.45%
--------------------------------------------------------------------------------

* Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Fund and the Master Portfolio in which it invests.


  Example

  The example below is intended to help you compare the Fund's costs with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in the Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that the Fund's operating expenses remain the same.

  The Fund does not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

--------------------------------------------------------------------------------
                                1 YEAR     3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
  Money Market Fund               $46        $144       $252       $567
--------------------------------------------------------------------------------

                                                                FUND BASICS   5

FUND DETAILS

Principal Investments

--------------------------------------
Defining Terms

Floating rate and variable rate debt
securities are instruments with
interest rates that are adjusted
either on a schedule or when an index
or benchmark changes.

Bank obligations are backed by funds
of a financial institution. In
addition to domestic bank obligations,
the Fund may invest in obligations of
foreign bank branches located inside
and outside the United States and US
bank branches located outside the
United States.

Corporate obligations include
unsecured debt instruments, such as
commercial paper and corporate notes,
issued by financial institutions,
insurance companies and industrial
corporations.

Repurchase agreements obligate a
person selling US government or other
high-quality securities to buy them
back within a specified period of time
(usually one week or less) at an
agreed-upon price.

Asset-backed securities are financial
instruments collateralized by one or
more types of assets, including loans
and receivables.


  The Money Market Fund invests in fixed rate, floating rate and variable rate debt securities that meet the following requirements:

 . They have remaining maturities of 397 days (about 13 months) or less.

 . They are rated in the top two quality short-term categories, according to credit rating agencies such as Moody's Investors Services or Standard & Poor's Corp.

 . If the securities are unrated, BGFA must have determined that their credit compares with the credit of the rated securities it is permitted to buy. BGFA must make this comparison in accordance with guidelines adopted by the Master Portfolio's Board of Trustees./1/

 . The principal and interest of all securities in the Master Portfolio are payable in US dollars.

  Within these guidelines, the Fund may invest in US and foreign government debt, including the debt of agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, US and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities.


/1/ A detailed examination of the relationship of the Fund to its Master
    Portfolio appears on page 14.

6   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

Management of the Fund


  Investment Adviser

  The Fund is a feeder fund that invests all of its assets in a similarly named Master Portfolio with substantially identical investment objectives, strategies and policies. Barclays Global Fund Advisors (BGFA) provides investment guidance and policy direction for the Master Portfolio. For its services to the Master Portfolio, BGFA is entitled to receive an annual fee of 0.10% of the Master Portfolio's average daily net assets.

  BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of Barclays Global Investors, N.A. (BGI), which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is the world's largest manager of institutional investment assets. As of December 31, 2000, BGI and its affiliates, including BGFA, provided investment advisory services for over $800 billion in assets.


  Administrative Services

  BGI and Stephens Inc., a full service broker/dealer, provide the following services as the Fund's co-administrators:

 . management of the Fund's non-investment operations

 . preparation of reports for the Fund's Board of Directors

 . preparation of required reports for the Securities and Exchange Commission and state securities commissions

 . preparation of proxy statements and shareholder reports

  BGI and Stephens are entitled to receive a combined annual fee of 0.35% of the Fund's average daily net assets. In return for this fee, BGI and Stephens have agreed to absorb all expenses for the Fund other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses which are borne by the Fund.

                                                               FUND DETAILS   7

Shareholder Information

[GRAPHIC OF AUTO APPEARS HERE]

--------------------------------------
Defining Terms

The Fund has appointed shareholder
servicing agents to service individual
Money Market Fund accounts. In
addition to buying and selling shares
on behalf of eligible investors,
shareholder servicing agents may
answer shareholder inquiries, keep
records and provide reports on the
status of individual accounts. The
Money Market Fund does not charge
extra for these services, but
compensates shareholder servicing
agents as part of their operating
expenses.


  Who is Eligible to Invest

  To be eligible to purchase Money Market Fund shares, you must:

 . invest through an employer-sponsored or individual retirement savings plan

 . invest the proceeds rolled over from such a plan into an Individual
  Retirement Account

 . maintain an account with one of the Fund's shareholder servicing agents authorized to sell and service Fund shares or

 . invest a minimum of $1 million directly through BGI.


  How to Buy Shares

 . Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA. (Make arrangements through your employer.)

 . Tax-deferred investor. Invest through a shareholder servicing agent as provided in your benefit plan documents.* Your shareholder servicing agent is responsible for transmitting your purchase order and may impose an earlier deadline.

 . Qualified buyer. Invest through an account set up with your shareholder servicing agent. Your shareholder servicing agent is responsible for transmitting your purchase order and may impose an earlier deadline.

 . Direct buyer. Invest through the Fund's Transfer Agent, IBT. See "Special
  Instructions for Direct Buyers" on page 10.

* Your shareholder servicing agent is responsible for supplying plan documents itemizing account maintenance fees and describing the amount and nature of the investments allowed by law.

8   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

  You may buy Fund shares at any time without paying a sales charge. You must submit your purchase order by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4pm Eastern Time) on any day a Fund is open (a "Business Day") to purchase shares at that day's net asset value. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The Fund reserves the right to suspend the availability of Fund shares and has the right to reject any purchase order.


  How to Sell Shares*

 . Plan participant. Contact your Plan Sponsor or shareholder servicing agent.

 . Tax-deferred investor. Contact your Plan Sponsor or shareholder servicing agent.

 . Qualified buyer. Contact your shareholder servicing agent.

 . Direct buyer. See "Special Instructions for Direct Buyers" on page 10.

  You may sell Fund shares at any time without paying a sales charge. You must submit your purchase order to sell shares by the close of regular trading on the NYSE (normally 4pm Eastern Time) on any Business Day to sell shares at that day's net asset value. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

  The Fund generally remits the proceeds from a sale the next Business Day after receiving a properly executed order and no longer than seven business days after the sale. It is important that you call the Fund before executing a large transaction. In consideration of the interests of all shareholders, each Fund reserves the right to reject any purchase orders or delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt a Fund's operation or performance. Please contact 1 888 204 3956 for further clarification.

* Under certain circumstances, the Fund reserves the right to send your sale proceeds in the form of securities from their Master Portfolio.

                                                               FUND DETAILS   9

  How to Exchange Shares

  The Fund allows investors to exchange shares free of charge between BGI Funds. Before buying shares through an exchange, you should obtain a copy of that Fund's prospectus and read it carefully. Prospectuses may be obtained by calling 1 888 204 3956.

  The Fund may limit the number of times you may exchange shares if they believe doing so is in the best interest of other Fund shareholders. They may also modify or terminate this exchange privilege by giving 60 days' written notice.


  Special Instructions for Direct Buyers

  Direct buyers who have an established account with a Fund, can add to or redeem from their Fund account by wire instructions, by phone or through the mail.

 . To invest by wire, just check that option on your account application when you open your account. If you already have an account, call 1 888 204 3956 to receive a bank-wire application.

  You should instruct your bank to wire funds as follows:

    Investors Bank & Trust Co.
    ABA #011-001-438
    Attn: Transfer Agent
    Account # DDA 555555535
    For Further Credit to: Barclays Global Investors Funds, Inc.
    Shareholder Account Name:
    Shareholder Account Number:

 . To invest by mail, make your check payable to the Fund of your choice.
  Please include the Fund number and account number on your check. You will find them on your monthly statements.

10   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

--------------------------------------
Defining Terms

The amortized cost method marks down
any premium, or marks up any discount,
on short-term debt that the Fund buys
at a constant rate until maturity. It
does not reflect daily fluctuations in
market value.


 . To redeem shares by phone, call 1 888 204 3956 any Business Day between 8am and 4pm, Eastern Time. IBT will employ procedures designed to confirm that your order is valid, but neither IBT nor the Fund may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

 . To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your sales order. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

 . Direct buyers can ask IBT to wire proceeds directly to their designated bank account.**

 . When a direct buyer purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.


   Contacting BGI Funds

   Call the Fund's Transfer Agent, IBT, at 1 888 204 3956, toll-free, Monday through Friday, 8am to 4pm, Eastern Time.


   Calculating the Fund's Share Price

   IBT calculates the Fund's share price (also known as a Fund's net asset value) in accordance with the standard formula for valuing mutual fund shares at the close of regular trading (normally 4pm Eastern Time) of the NYSE on any day the Fund is open. The Fund is open every day the NYSE is open, except that the Fund is closed on Columbus Day, Veteran's Day and Good Friday. The formula calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus cash reserves--and dividing the result by the number of shares outstanding. IBT uses the amortized cost method to account for any premiums or discounts above or below the face value of the securities it buys.

 * If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

** If you direct the sale's proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

                                                              FUND DETAILS   11

  The Fund seeks to maintain a constant price of $1 per share, although it can offer no assurance that it will do so.

  The price at which a purchase or redemption is made is based on the next calculation of net asset value after the order is received in proper form.


  Dividends and Distributions

  The Fund declares dividends daily and pays them out to investors every month. It distributes capital gains, if any, to the investors at least annually. Dividends and distributions payable to you will be automatically reinvested in additional shares of the Fund.

  You begin earning dividends on your shares the day after your purchase order takes effect. You continue earning daily dividends on the shares until the date you sell them.


  Please Note:

 . The Fund credits dividends earned on weekends and holidays to the preceding business day.

 . If you sell shares before the monthly dividend payment date, the Fund remits to the investor any dividends declared but not yet paid to the investor on the next dividend payment date.


  Taxes

  As with all mutual funds, you may be required to pay taxes on the Fund's net income and capital gains through distribution of such income and gains by the Fund to its shareholders. You will owe taxes even though your dividends and distributions are reinvested in Fund shares.

  The amount of taxes you owe on your share of the Fund's income and gains will vary from year to year, based on the amount of dividends of net investment income and capital gain distributions the Fund pays out and your tax rate. Normally, dividends and distributions are taxable to you when paid. However, when dividends and distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.

12   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

Dividends and capital gain distributions usually create the following tax liability:

-------------------------------------------------------------------------------
  TRANSACTION                                           TAX STATUS
-------------------------------------------------------------------------------
  Income dividends                                      Ordinary income
-------------------------------------------------------------------------------
  Short-term capital gain distributions                 Ordinary income
-------------------------------------------------------------------------------
  Long-term capital gain distributions                  Capital gain
-------------------------------------------------------------------------------

Dividends and distributions from the Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers.

As long as the Fund maintains a $1.00 net asset value per share, your sales and exchanges of Fund shares should not be taxable.

After December 31 of a year, the Fund will send you a notice that tells you how much you've received in dividends and distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such dividends and distributions.

The Fund is required to withhold 31% as "backup withholding" on any payments to you by it (including amounts deemed paid in the case of exchanges) if you haven't given us a correct Taxpayer Identification Number (TIN) and certified that the TIN is correct and withholding doesn't apply, the Internal Revenue Service (IRS) notifies the Fund that your TIN given to us is incorrect or the IRS informs us that you are otherwise subject to backup withholding. You may also be subject to IRS penalties if you give us an incorrect TIN. Any amounts withheld can be applied against your federal income tax liability.

In general, the Fund is also required to withhold 30% from dividends paid to foreign shareholders.

Because each investor's tax circumstances are unique and because tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

                                                              FUND DETAILS   13

Master/Feeder Mutual Fund Structure

The Fund does not have its own investment adviser. Instead, the Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the Fund. BGFA serves as Investment Adviser to the Master Portfolio. The Master Portfolio may accept investments from other feeder funds.

Feeder Fund Expenses. The feeders bear the Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the Fund's Board of Directors retains the right to withdraw the Fund's assets from the Master Portfolio if it believes doing so is in the shareholders' best interests. If the Fund's Board of Directors withdraws the Money Market Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

14   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

Financial Highlights

           The table below provides a picture of the Money Market Fund's financial performance. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You may obtain copies of the annual report at no cost by calling 1 888 204 3956, toll-free, Monday through Friday, 8am to 5pm, Eastern Time.

----------------------------------------------------------------------------------------------------------
                                Year Ended Ten-Month Period Year Ended Year Ended Year Ended Year Ended
                                12/31/00   Ended 12/31/99*  2/28/99+   2/28/98    2/28/97    2/29/96
----------------------------------------------------------------------------------------------------------
      Net Asset Value,
      Beginning of Period          $1.00          $1.00         $1.00      $1.00      $1.00      $1.00
----------------------------------------------------------------------------------------------------------
      Income from Investment
      Operations:

      Net Investment Income         0.06           0.04          0.05       0.05       0.05       0.05
      Net Realized and
      Unrealized Gain on
      Investments                     --             --            --         --         --         --
----------------------------------------------------------------------------------------------------------
      Total from Investment
      Operations                    0.06           0.04          0.05       0.05       0.05       0.05
-------------------------------------------------------------------------------------------------------
      Less Distributions:

      From Net Investment
      Income                       (0.06)         (0.04)        (0.05)     (0.05)     (0.05)     (0.05)
----------------------------------------------------------------------------------------------------------
      Total Distributions          (0.06)        (0.04)         (0.05)     (0.05)     (0.05)     (0.05)
----------------------------------------------------------------------------------------------------------
      Net Asset Value, End of
      Period                       $1.00          $1.00         $1.00      $1.00      $1.00      $1.00
----------------------------------------------------------------------------------------------------------
      Total Return                 6.17%          4.14%**       5.15%      5.35%      5.10%      5.60%
----------------------------------------------------------------------------------------------------------
      Supplemental Data:

      Net Assets, End of
      Period (000)               $73,435       $143,258      $205,317   $180,375   $177,046   $156,852
----------------------------------------------------------------------------------------------------------
      Ratios to Average Net
      Assets:++

      Ratio of Expenses to
      Average Net Assets(/1/)      0.45%          0.45%         0.45%      0.45%      0.45%      0.45%

      Ratios of Net
      Investment Income to
      Average Net Assets(/2/)      5.94%          4.86%         4.62%      5.23%      4.96%      5.44%
----------------------------------------------------------------------------------------------------------
(/1/) Ratio of Expenses
      to Average Net Assets
      Prior to Waived Fees and
      Reimbursed Expenses            N/A            N/A           N/A        N/A      0.48%      0.49%

(/2/) Ratio of Net
      Investment Income to
      Average Net Assets Prior
      to Waived Fees and
      Reimbursed Expenses            N/A            N/A           N/A        N/A      4.93%      5.40%
----------------------------------------------------------------------------------------------------------

 * The Fund changed its fiscal year end from February 28 to December 31.

** Not annualized.

 + The Money Market Fund converted to a master/feeder structure on September 1,
   1998.

++ Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolios.

                                                              FUND DETAILS   15

                    [This page intentionally left blank.]





16   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

For more detailed information on the Fund, request a copy of its annual and semi-annual reports to shareholders and its Statement of Additional Information
(SAI). The annual and semi-annual reports discuss the Fund's investments over the last fiscal year. They also review the market conditions and investment strategies that materially affectedFund performance.

The SAI provides detailed information on the Fund. BGFA has electronically filed the SAI, dated May 1, 2001, with the Securities and Exchange Commission. It is incorporated by reference into this prospectus.

If you have any questions about the Fund or wish to obtain the reports and SAI free of charge, please call the Fund's toll-free number:

1 888 204 3956

Or you may write Barclays Global Investors Funds, Inc.:

c/o Investors Bank & Trust Co.
P.O. Box 9130
Mail Code MFD23
Boston, MA 02117-9130

You can also obtain this information through the Internet on the Securities and Exchange Commission's Website:

http://www.sec.gov

The Securities and Exchange Commission will furnish hard copies of the documents, upon payment of a duplicating fee, through the Public Reference Section. Address your request to:

Public Reference Section
of the SEC
Washington, D.C. 20549-6009

You can also review and copy the documents at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call the Commission at 1 800 SEC 0330 for further details.

Investment Company Act File No.:

811-7332

                                           BARCLAYS GLOBAL INVESTORS FUNDS, INC.

                     BARCLAYS GLOBAL INVESTORS FUNDS, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                               MONEY MARKET FUND

                                  May 1, 2001

                            -----------------------

  Barclays Global Investors Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about the Company's Money Market Fund (the "Fund"). The Fund seeks to achieve its investment objective by investing all of its assets in the Money Market Master Portfolio (the "Master Portfolio") of Master Investment Portfolio ("MIP," at times the "Trust"). The Master Portfolio has the same investment objective as the Fund as described in its Prospectus.

  Barclays Global Fund Advisors ("BGFA") serves as investment adviser to the Master Portfolio. References to the investments, investment policies and risks of the Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the Master Portfolio.

  This SAI is not a prospectus and should be read in conjunction with the Fund's current Prospectus, also dated May 1, 2001. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The Prospectus and copies of the reports may be obtained without charge by writing Barclays Global Investors Funds, Inc., c/o Investors Bank & Trust Co., -- Transfer Agent, P.O. Box 9130, Mail Code MFD23, Boston, MA 02117-9130, or by calling 1-888-204-3956.

                               TABLE OF CONTENTS

                                                                                                   Page
                                                                                                ---------
Fund History...............................................................................          1
Description of the Fund and Its Investments and Risks......................................          1
Portfolio Securities.......................................................................          3
Management.................................................................................         10
Control Persons and Principal Holders of Securities........................................         12
Investment Adviser and Other Service Providers.............................................         13
Performance Information....................................................................         16
Determination of Net Asset Value...........................................................         18
Purchases, Redemption and Pricing of Shares................................................         19
Portfolio Transactions.....................................................................         20
Dividends, Distributions and Taxes.........................................................         21
Capital Stock..............................................................................         25
Additional Information on the Fund.........................................................         26
Financial Statements.......................................................................         27
Appendix...................................................................................        A-1

                                 FUND HISTORY

  The Company, an open-end management investment company, was incorporated in Maryland on October 15, 1992 and currently offers multiple series including the Fund. MIP, organized as a Delaware business trust on October 20, 1993, consists of multiple series including the Money Market Master Portfolio. The Company's principal office is located at 111 Center Street, Little Rock, Arkansas 72201. The Fund invests all of its assets in the corresponding Money Market Master Portfolio of MIP that has the same or substantially the same investment objective as the Fund.

  On or about December 30, 1993, the Company's Board of Directors approved, primarily for marketing purposes, the change of its corporate name from "WellsFunds Inc." to "Stagecoach Inc." On or about March 15, 1996, the Company changed its corporate name from "Stagecoach Inc." to "MasterWorks Funds Inc." On April 28, 1999, the Company's Board of Directors approved, primarily for marketing purposes, the change of its corporate name from "MasterWorks Funds Inc." to "Barclays Global Investors Funds, Inc."

             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

  Investment Restrictions.  The Fund and Master Portfolio have adopted
  -----------------------
investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Directors of the Company or the Trustees of the Trust, as the case may be, at any time.

  Fundamental Investment Restrictions. The Fund is subject to the following investment restrictions, all of which are fundamental policies.

The Money Market Fund may not:

  (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; and (ii) obligations of banks to the extent that the U.S. Securities and Exchange Commission ("SEC"), by rule or interpretation, permits funds to reserve freedom to concentrate in such obligations; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (1);

  (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

  (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer that invests or deals in commodities or commodity contracts;

  (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

  (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

  (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph (6);

  (7) make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (7);

  (8) borrow money or issue senior securities as defined in the 1940 Act, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);

  (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

  (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (10); or

  (11) make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

  Non-Fundamental Investment Restrictions. The Fund is subject to the following investment restrictions, all of which are non-fundamental policies.

As a matter of non-fundamental policy:

  (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, the Fund's investments in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets in the aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

  (2) The Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

  (3) The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

  Notwithstanding any other investment policy or limitation (whether or not fundamental), the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.


                              PORTFOLIO SECURITIES

  To the extent set forth in this SAI, the Fund through its investment in the corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Fund and the Master Portfolio in every instance, the following sections generally refers to the Fund only.

  The assets of the Fund consist only of obligations maturing within thirteen months from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of the Fund may not exceed 90 days. The securities in which the Fund may invest will not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that the Fund's investment objective will be realized as described in the Fund's Prospectus.

  The Fund may invest in the following types of money market instruments:

  U.S. Government Obligations. The Fund may invest in various types of U.S.
  ----------------------------
Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  Asset-Backed Securities. The Fund may purchase asset-backed securities, which
  ------------------------
are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The Fund may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.

  Bank Obligations. The Fund may invest in bank obligations that include, but
  -----------------
are not limited to, negotiable certificates of deposit ("CDs"), bankers' acceptances and fixed time deposits. The Fund also may invest in high-quality short-term obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Fixed time deposits are obligations of banks that are payable at a stated maturity date and bear a fixed rate of interest. Generally fixed time deposits may be withdrawn on demand by the investor, but they may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have an established market, there are no contractual restrictions on the Fund's right to transfer a beneficial interest in the deposit to a third party. It is the policy of the Fund not to invest in fixed time deposits subject to withdrawal penalties, other than overnight deposits, or in repurchase agreements with more than seven days to maturity or other illiquid securities, if more than 10% of the value of its net assets would be so invested. Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting domestic obligations, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding and other taxes on interest income and gains payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted that might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

  Commercial Paper and Short-Term Corporate Debt Instruments.  The Fund may
  -----------------------------------------------------------
invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Fund also may invest in high quality non-convertible corporate debt securities (e.g., bonds and debentures). Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

  Repurchase Agreements. The Fund may enter into repurchase agreements wherein
  ----------------------
the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, although the underlying security may mature in more than thirteen months. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund may participate in pooled repurchase agreement transactions with other funds advised by BGFA.

  The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. Securities acquired as collateral by the Fund under a repurchase agreement will be held in a segregated account at a bank. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. The Fund requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

  Letters of Credit.  Certain of the debt obligations, certificates of
  ------------------
participation, commercial paper and other short-term obligations that the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of BGFA, as investment adviser, be of investment quality comparable to other permitted investments of the Fund.

  Investment Company Securities. The Fund may invest in securities issued by
  ------------------------------
other investment companies that principally invest in securities of the type in which the Fund invests. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

  Municipal Obligations. The Fund may invest in municipal obligations. Municipal
  ----------------------
bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. The Fund will invest in high-quality (as defined in Rule 2a-7 of the 1940 Act) long-term municipal bonds, municipal notes and short-term municipal commercial paper, with remaining maturities not exceeding 13 months.

  Floating- and Variable-Rate Obligations. The Fund may purchase debt
  ----------------------------------------
instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

  The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. BGFA, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

  The following types of derivative securities ARE NOT permitted investments for the Fund:

  . capped floaters (on which interest is not paid when market rates move above a certain level);

  . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

  . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

  . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

  .  inverse floaters (which reset in the opposite direction of their index).

  Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters.

  Participation Interests.  The Fund may invest in participation interests in
  ------------------------
any type of security in which the Fund may invest. A participation interest gives the Fund an undivided interest in the underlying securities in the proportion that the Fund's participation interest bears to the total principal amount of the underlying securities.

  Illiquid Securities.  The Fund may invest in securities not registered under
  --------------------
the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

  Unrated Investments. The Fund may purchase instruments that are not rated if,
  -------------------
in the opinion of BGFA, as investment adviser, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Fund, if they are purchased in accordance with the Fund's procedures adopted by the Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Directors of the purchase of unrated securities. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by the Fund provided that, when a security ceases to be rated, the Company's Board of Directors determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Board finds that the sale of such security would not be in the Fund's shareholder's best interest. To the extent the ratings given by a nationally recognized statistical ratings organization ("NRSRO") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of said NRSROs are more fully described in the SAI Appendix.

  Pass-Through Obligations. Certain of the debt obligations in which the Fund
  ------------------------
may invest may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of any Fund investing in such obligations. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations.

  Loans of Portfolio Securities. The Fund may lend its securities to brokers,
  -----------------------------
dealers and financial institutions, provided (1) the loan is secured continuously by collateral consisting of cash, U.S. Government securities or an irrevocable letter of credit that is marked to market daily to ensure that each loan is collateralized with at least 100% of the current market value of the securities loaned; (2) the Fund may at any time recall the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. The Fund may earn income in connection with securities loans either through the reinvestment of the cash collateral or the payment of fees by the borrower. The Fund does not currently intend to lend its portfolio securities.

  Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.
  ----------------------------------------------------------------------------
The Fund may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

  Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Fund's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of cash or U.S. Government obligations or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Fund's custodian bank. Purchasing securities on a forward commitment basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's total net assets and its net asset value per share. In addition, because the Fund will set aside cash and other high quality liquid debt securities as described above, the liquidity of the Fund's investment portfolio may decrease as the proportion of securities in the Fund's portfolio purchased on a when-issued or forward commitment basis increases.

  The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Fund's net asset value starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

  Privately Issued Securities.  It is possible that unregistered securities,
  ----------------------------
purchased by the Fund in reliance upon Rule 144A under the 1933 Act, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

  Foreign Obligations. Investments in foreign obligations involve certain
  -------------------
considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

  Loan Participation Agreements.  The Fund may purchase interests in loan
  -----------------------------
participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Fund may invest. Any participation purchased by the Fund must be sold by an intermediary bank in the United States with assets exceeding $1 billion.

  Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Fund to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Fund could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

  The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Fund may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Board of Directors. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if the value were based on available market quotations.

  Funding Agreements.  The Fund may invest in short-term funding agreements.  A
  ------------------
funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The Fund will purchase short-term funding agreements only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more.

  The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Directors. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if the value were based on available market quotations.

                                   MANAGEMENT

  The business and affairs of the Company are managed under the direction of its Board of Directors in conformity with Maryland law. The Board of Directors of the Company supervises the Fund's activities and monitors the Fund's contractual arrangements with various service providers. The Company's Directors are also MIP's Trustees. The Company's Board, including a majority of the Directors who are not "interested persons" (as that term is defined in the 1940 Act) of the Company, has adopted procedures to address potential conflicts of interest that may arise as a result of the structure of the Boards.

  Directors and officers of the Company, together with information as to their principal business occupations during the last five years, are shown below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors who are deemed to be an "interested person" of the Company, as defined in the 1940 Act, are indicated by an asterisk.

                                                                        Principal Occupations
Name, Address and Age                   Position(s)                      During Past 5 Years
--------------------------------  -----------------------  ------------------------------------------------
Jack S. Euphrat, 78               Director                 Private Investor.
415 Walsh Road
Atherton, CA 94027

*R. Greg Feltus, 49               Director, Chairman       Executive Vice President of Stephens Inc.;
                                  and President            President of Stephens Insurance Services Inc.;
                                                           Senior Vice President of Stephens Sports
                                                           Management Inc.; and President of Investors
                                                           Brokerage Insurance Inc.

W. Rodney Hughes, 74              Director                 Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Leo Soong, 54                     Director                 Managing Director of Crystal Geyser Roxane
Crystal Geyser Water Co.                                   Water Co.; Co-Founder and President of Crystal
55 Francisco Street, Suite 410                             Geyser Water Co.
San Francisco, CA 94133


Richard H. Blank, Jr.,  44        Chief Operating          Vice President of Stephens Inc.; Director of
                                  Officer, Secretary       Stephens Sports Management Inc.; and Director
                                  and Treasurer            of Capo Inc.

                               Compensation Table
                 For the Calendar Year Ended December 31, 2000

                                                                  Aggregate           Total Compensation
                                                                Compensation            from Registrant
Name and Position                                              from Registrant         and Fund Complex
-----------------                                           ---------------------  -------------------------
Jack S. Euphrat                                                           $12,500                    $25,000
Director

*R. Greg Feltus                                                           $     0                    $     0
Director

Leo Soong/(1)/                                                            $10,678                    $21,357
Director

W. Rodney Hughes                                                          $12,500                    $25,000
Director

--------------------
(1)  Elected to the Board of Directors of the Company on February 9, 2000.

  Directors of the Company are compensated annually by the Company and by all the registrants in the fund complex for their services as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company and MIP are considered to be members of the same fund complex, as such term is defined in Form N-1A under the 1940 Act. The Directors are compensated by the Company and MIP for their services as Directors/Trustees. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or MIP. As of the date of this SAI, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

  Master/Feeder Structure.  The Fund seeks to achieve its investment objective
  -----------------------
by investing all of its assets in the Money Market Master Portfolio of MIP. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

  The Fund may withdraw its investment in the Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

  The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

  Certain policies of the Master Portfolio that are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

  Code of Ethics. The Company, MIP, BGFA and Stephens Inc. ("Stephens") each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a Fund or investment adviser; (ii) any employee of a Fund or investment adviser (or any company in a control relationship to a Fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a Fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a Fund or investment adviser who obtains information concerning recommendations made to a Fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Company, MIP, BGFA and Stephens are on public file with, and are available from, the SEC.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  As of March 31, 2001, the shareholders identified below were known by the Company to own 5% or more of the Money Market Fund's outstanding shares in the following capacity:

                 Name and Address                         Percentage               Nature of
                  of Shareholder                            of Fund                Ownership
--------------------------------------------------  -----------------------  ----------------------
Merrill Lynch Pierce Fenner & Smith                           86%                   Record
For the Sole Benefit of its Customers
4800 Deer Lake Drive East
Third Floor
Jacksonville, FL  32246

Wells Fargo Bank Minnesota, N.A.                               7%                   Record
Mutual Trust Operations
410 Marquette Avenue South
Minneapolis, MN 55479

Sharebuilder Securities Corp.                                  7%                   Record
c/o Joanne M. Salisbury
VP Operations
1000 124th Ave. N.E.
Bellevue, WA  98005

  For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of the Fund, or is identified as the holder of record of more than 25% of the Fund and has voting and/or investment powers, it may be presumed to control the Fund.


                 INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

  Investment Adviser.  The Fund invests all of its assets in the Money Market
  ------------------
Master Portfolio of MIP. The Master Portfolio has the same investment objective and invests in the same kinds of securities as the Fund. The Master Portfolio retained BGFA as the investment adviser to manage its assets. The advisory fee level is 0.10% of average net assets on an annual basis. BGFA does not engage an investment sub-adviser, but instead manages the Master Portfolio's assets itself. Pursuant to the Advisory Contract, BGFA furnishes the Company's Board of Directors with periodic reports on the investment strategy and performance of the Master Portfolio.

  The Advisory Contract is subject to the annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of the Master Portfolio or by MIP's Board of Trustees, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract is terminable without penalty, on 60 days written notice by the Master Portfolio's Board of Trustees or by vote of the holders of a majority of the Master Portfolio's interests, or, after the Reapproval Date, on not less than 60 days written notice, by BGFA. The Advisory Contract terminates automatically in the event of an assignment as defined in the 1940 Act.

      For the periods shown below, the corresponding Master Portfolio paid the following advisory fees to BGFA, without waivers:

                                                     Fiscal           Fiscal          Ten-Month           Fiscal
                                                   Year Ended       Year Ended       Period Ended       Year Ended
                                                    2/28/1998        2/28/1999        12/31/1999        12/31/2000
                                                    ---------        ---------        ----------        ----------
Money Market Master Portfolio                        $630,279         $414,988          $189,564          $411,596

  Prior to the Fund's conversion to a Master/Feeder structure, BGFA engaged Wells Fargo Bank to provide sub-investment advisory services pursuant to a Sub-Advisory Contract. Wells Fargo Bank received fees at an annual rate of 0.05% of the Fund's average daily net assets. For the fiscal years ended February 28, 1997 February 28, 1998, February 28, 1999, BGFA paid to Wells Fargo Bank the sub-advisory fees indicated below, without waivers:

                                        Fiscal             Fiscal             Fiscal
                                      Year Ended         Year Ended         Year Ended
                                       2/28/1997          2/28/1998          2/28/1999
                                       ---------          ---------          ----------
Money Market Fund                        $80,773            $90,190             $43,588

  Co-Administrators. The Company has engaged Stephens and Barclays Global
  -----------------
Investors, N.A. ("BGI") to provide certain administration services to the Fund. Pursuant to a Co-Administration Agreement with the Company, Stephens and BGI provide as administration services, among other things: (i) general supervision of the operation of the Company and the Fund, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Stephens also furnishes office space and certain facilities required for conducting the business of the Fund together with all other administrative services that are not being furnished by the Fund's investment adviser. Stephens also pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens.

  In addition, except for advisory fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses that are borne by the Fund, Stephens and BGI have agreed to bear all costs of the Fund's and the Company's operations. For providing such services, Stephens and BGI are entitled to an annual fee of 0.35% of the Fund's average daily net assets. BGI has contracted with Investors Bank & Trust Company ("IBT") to provide certain sub-administrative services.

  For the periods shown below the Fund paid the following combined co-administration fees to Stephens and BGI:

                                Fiscal             Fiscal          Ten-Month           Fiscal
                              Year Ended         Year Ended       Period Ended       Year Ended
                              2/28/1998           2/28/1999        12/31/1999        12/31/2000
                              ---------           ---------        ----------        ----------
Money Market Fund              $179,427            $410,994          $440,125          $397,222

  Shareholder Servicing Agents. The Fund has adopted a Shareholder Servicing
  ----------------------------
Plan pursuant to which it has entered into a Shareholder Servicing Agreement with BGI and may enter into similar agreements with other entities (collectively, "Shareholder Servicing Agents") for the provision of certain services to Fund shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.25% of the average daily value of the Fund represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc., whichever is less. Stephens and BGI as co-administrators have agreed to pay these shareholder servicing fees out of the fees each receives for co-administration services.

  A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Company, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent is required to agree to disclose any fees it may directly charge its customers who are Fund shareholders and to notify them in writing at least 30 days before it imposes any transaction fees.

  Distributor. Stephens acts as the exclusive distributor of the Fund's shares
  -----------
pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement") with the Company. Shares are sold on a continuous basis by Stephens as agent, although Stephens is not obligated to sell any particular amount of shares. No compensation is payable by the Company to Stephens for its distribution services. The term and termination provisions of the Distribution Agreement are substantially similar to those of the Agreement with the Investment adviser discussed above.

  Custodian. IBT, concurrent with its appointment as sub-administrator for the
  ---------
Fund on October 21, 1996, also has been retained to act as Custodian for the Fund and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity and collects and receives all income and other payments and distributions on account of the assets of the Fund. IBT shall not be entitled to compensation for providing custody services to the Fund pursuant to the Custody Agreement so long as it receives compensation from BGI for providing sub-administration services to the Company, on behalf of the Fund. IBT shall not be entitled to compensation for providing custody services to the Fund pursuant to the Custody Agreement so long as it receives compensation from BGI for providing sub-administration services to the Company, on behalf of the Fund.

  Transfer and Dividend Disbursing Agent.  IBT also acts as the transfer and
  --------------------------------------
dividend disbursing agent for the Fund. For its services as transfer and dividend disbursing agent to the Fund, IBT is entitled to receive an annual maintenance fee computed on the basis of the number of shareholder accounts that it maintains for the Fund and to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the agreement. Stephens and BGI as co-administrators have agreed to pay these fees and expenses out of the fees each receives for co-administration services. The annual maintenance fee is paid as follows:

                                            Annual Fee
                                  ------------------------------
Up to 200 accounts*                  $6,000 per feeder/class
From 201 to 250 accounts             $8,500 per feeder/class
Over 250 accounts                    $10,000 per feeder/class
---------------
* Defined as each account that is set up for an individual or plan sponsor on a fund by fund basis.

  In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the Fund, including, without limitation, any equipment or supplies that the Company specifically orders or requires IBT to order.

  Independent Auditors.  KPMG LLP, Three Embarcadero Center, San Francisco,
  ---------------------
California 94111, serves as independent auditors for the Company.

  Legal Counsel.  Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W.,
  --------------
Washington, D.C. 20006, serves as counsel to the Company.

  Expenses.  Except for extraordinary expenses, brokerage and other expenses
  ---------
connected with the execution of portfolio transactions and certain other expenses that are borne by the Fund, Stephens and BGI have agreed to bear all costs of the Fund's and the Company's operations.


                            PERFORMANCE INFORMATION

  Generally. The yield for the Fund fluctuates from time to time, unlike bank
  ---------
deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

  The Fund's performance may be advertised in terms of current yield or effective yield. These performance figures are based on historical results and are not intended to indicate future performance. The Fund's current yield refers to the income generated by an investment in the Fund over a seven- or thirty-day period, expressed as an annual percentage rate. The effective yield is calculated similarly, but assumes that the income earned from an investment is reinvested at net asset value. The Fund's effective yield is slightly higher than the current yield because of the compounding effect of the assumed reinvestment of income earned.

  Performance may vary from time to time, and past results are not necessarily representative of future results. Investors should remember that performance is a function of the type and quality of investments held by the Fund and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

     Current yield for the Fund is calculated based on the net changes, exclusive of capital changes, over a seven day and/or thirty day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. The current yields for the Fund for the seven-day and thirty day periods ended December 31, 2000 were 6.27% and 6.26%, respectively.

  Effective yield for the Fund is calculated by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. The effective yield for the Fund for the seven-day period ended December 31, 2000 was 6.46%.

  In addition, investors should recognize that changes in the net asset values of shares of the Fund affect the yield for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with investment alternatives. The yield of the Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

  Additional information about the performance of the Fund is contained in the Annual Report for the Fund. The Annual Report may be obtained by calling the Company at 1-888-204-3956.

  Performance Comparisons. From time to time and only to the extent the
  -----------------------
comparison is appropriate for the Fund, the Company may quote the performance of the Fund in advertising and other types of literature and may compare the performance of the Fund to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

  From time to time, the Company may quote the Fund's performance in advertising and other types of literature as compared to the 91-Day Treasury Bill Average (Federal Reserve), Lipper Money Market Fund Average, iMoneyNet, Inc. Taxable Money Market Average, Salomon Three-Month Treasury Bill Index, or Bank Averages, which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts. Savings accounts offer a guaranteed return of principal and a fixed rate of interest. The Fund's performance also may be compared to the Consumer Price Index, as published by the U.S. Bureau of Labor Statistics, which is an established measure of change over time in the prices of goods and services in major expenditure groups.

  In addition, the Company also may use, in advertisements and other types of literature, information and statements: (i) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (ii) describing BGFA, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day." The Company also may disclose in advertising and other types of sales literature the level and categories of assets under management by the Master Portfolio investment adviser or its affiliates.

  The Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., iMoneyNet, Inc.'s Money Fund Report, including iMoneyNet, Inc.'s Taxable Money

Market Fund Average or Morningstar, Inc., independent services that monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

  Other Advertising Items. The Company also may discuss in advertising and other
  -----------------------
types of literature that the Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.


                        DETERMINATION OF NET ASSET VALUE

  The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

  Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from the $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

  Terms of Purchase. The Fund is generally open Monday through Friday and closed
  -----------------
on weekends, NYSE holidays and federal bank holidays. The holidays on which the Fund is closed currently are: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Veterans Day, Columbus Day, Labor Day, Thanksgiving Day and Christmas Day. The Company reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Fund. On days the Fund closes early, purchase and redemption orders received after the Fund's closing time will be credited to the next business day. In addition, the Fund reserves the right to advance the time by which purchase and redemption orders must be received for same Business Day credit as permitted by the SEC.

  In-Kind Purchases.  Payment for shares of the Fund may, at the discretion of
  ------------------
the investment adviser, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus. In connection with an in-kind securities payment, a Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it;
(iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

  Suspension of Redemptions.  Under the 1940 Act, a Fund may suspend the right
  -------------------------
of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings) during which trading is restricted, or during which, as determined by the SEC by rule or regulation, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

  The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

  In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder that is applicable to shares of the Fund as provided from time to time in the Prospectus.

  In accordance with SEC guidelines, purchases and redemptions may be restricted during times when trading in the markets in which the portfolio invests is limited. To facilitate the investment of proceeds of purchase orders and redemptions, investors are urged to place orders as early in the day as possible.

  Purchases may be made by bank wire or check. Bank wire and check instructions are indicated on both the account application and the Prospectus and can be confirmed with the Transfer Agent. Shares purchased by check may not be redeemed until the check has cleared. Bank wires must be received by the end of business, ordinarily 4:00 p.m. (Eastern time) of the effective trade date.


                             PORTFOLIO TRANSACTIONS

  Purchases and sales of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings and may be purchased directly from the issuer. Generally, U.S. Government Obligations, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase municipal or other obligations from underwriting syndicates of which Stephens or BGFA is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

  The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors and BGFA, BGFA is responsible for the Fund's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While BGFA generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

  In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. BGFA may cause the Fund to pay a broker/dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that BGFA determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of BGFA. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

  Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by BGFA and does not reduce the advisory fees payable by the Fund. The Board of Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which BGFA exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

  Under Section 28(e) of the Securities Exchange Act of 1934, an investment adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an investment adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an investment adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

  Broker/dealers utilized by BGFA may furnish statistical, research and other information or services that are deemed by BGFA to be beneficial to the Fund's investment programs. Research services received from brokers supplement BGFA's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to BGFA and to the Company's Directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

  The outside research assistance is useful to BGFA since the brokers utilized by BGFA as a group tend to follow a broader universe of securities and other matters than the staff of BGFA can follow. In addition, this research provides BGFA with a diverse perspective on financial markets. Research services that are provided to BGFA by brokers are available for the benefit of all accounts managed or advised by BGFA. It is the opinion of BGFA that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Fund by improving the quality of BGFA's investment advice.

  Portfolio Turnover.  Because the portfolio of the Fund consists of securities
  ------------------
with relatively short-term maturities, the Fund expects to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Fund, however, because portfolio transactions ordinarily will be made directly with principals on a net basis, and, consequently, the Fund usually will not incur excessive transaction costs.

  Securities of Regular Broker/Dealers.  As of December 31, 2000 the Fund owned
  ------------------------------------
no securities of its "regular brokers or dealers" or their parents, as defined in the 1940 Act.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  General.  The following information supplements and should be read in
  --------
conjunction with the Prospectus. The Prospectus of the Fund generally describes the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

  The Company intends to continue to qualify the Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interests of the Fund's shareholders. The Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied separately to the Fund, rather than to the Company as a whole. Accordingly, income, gains and expenses will be determined separately for the Fund.

  Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

  In addition, the Fund generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its net investment income, net short-term capital gain (generally, the excess of short-term capital gain over long-term capital loss) and certain other items, and (b) net tax-exempt income earned in each taxable year. In general, the Fund also will not be subject to federal income taxation of its investment company taxable income and net long-term capital gain (generally, the excess of short-term capital gain over short-term capital loss) distributed to its shareholders. For these purposes, these distributions must be made in the same taxable year in which the income and gains are realized by the Fund. However, in certain circumstances, such distributions may be made in the following the taxable year. Furthermore, distributions declared on a day in October, November or December of one taxable year to shareholders of record on such day and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Fund intends to distribute its income and gains in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gains.

  Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund (other
  ----------
than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements of its income and gains by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its income and gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

  Master Portfolio.  The Fund seeks to qualify as a regulated investment company
  -----------------
by investing substantially all of its assets in the Master Portfolio. Under the Code, the Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent that the Master Portfolio were to accrue but not distribute any interest, dividends or gains, the Fund would be deemed to have realized its proportionate share of such income without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by its investors (such as the Fund) of interest, dividends and gains without a corresponding distribution.

  Master Portfolio Investments.  Except as otherwise provided herein, gains and
  ----------------------------
losses realized by the Master Portfolio on the sale of portfolio securities generally will be capital gains and losses. Such gains and losses ordinarily will be long-term capital gains and losses if the securities have been held by the Master Portfolio for more than one year at the time of disposition of the securities.

  In general, if the Master Portfolio purchases a debt obligation with original issue discount (generally at a price less than its principal amount), the Master Portfolio may be required to annually include in its taxable income a portion of the original issue discount as ordinary income, even though the Master Portfolio will not receive cash payments for such discount until maturity or disposition of the obligation. Gains recognized on the disposition of a debt obligation (including a tax-exempt obligation) purchased by the Master Portfolio at a market discount (generally at a price less than its principal amount) generally will be treated as ordinary income to the extent of the portion of market discount that accrued, but was not previously recognized pursuant to an available election, during the term the Master Portfolio held the debt obligation.

  Under Section 988 of the Code, the Master Portfolio generally will recognize ordinary income or loss to the extent that gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Master Portfolio will attempt to monitor
Section 988 transactions, where applicable, to avoid adverse federal income tax impact.

  If the Master Portfolio enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Master Portfolio must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Master Portfolio enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations.

  Foreign Taxes.  Income and dividends received by the Fund attributable to
  --------------
foreign securities and gains realized by the Fund attributable to the disposition of foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Fund will not be eligible to make such an election.

  Capital Gain Distributions.  Distributions that are designated by the Fund as
  ---------------------------
capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

  Other Distributions.  Although distributions will be declared daily based on
  --------------------
the Fund's daily earnings, for federal income tax purposes, the Fund's "earnings and profits" will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as taxable "dividends." Thus, if during a taxable year the Fund's distributions (as declared daily throughout the year) exceed the Fund's earnings and profits (generally, the Fund's net investment income and capital gain with certain adjustments) as determined at the end of the year, only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. Distributions in excess of earnings and profits will first be treated as a return of capital up to the amount of a shareholder's basis in its Fund shares and then as capital gain. It is expected that the Fund's earnings and profits, on an annual basis, will equal the dividends declared during the year.

  Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
  ---------------------------
redemption (including a redemption in-kind) or an exchange ordinarily will result in a taxable capital gain or loss to the redeeming shareholder, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

  Any loss realized on a redemption or exchange of shares of the Fund will be disallowed for federal income tax purposes to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

  If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

  Federal Income Tax Rates.  As of the printing of this SAI, the maximum
  -------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain generally is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

  Foreign Shareholders.  Under the Code, distributions attributable to ordinary
  ---------------------
taxable income, net short-term capital gain and certain other items realized by the Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to federal income tax withholding (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). Such tax withheld generally is not refundable. Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Gain on the disposition of Fund shares and capital gain distributions generally are not subject to tax withholding applicable to foreign shareholders.

  Other Matters.  Investors should be aware that the investments to be made by
  -------------
the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant non-cash income, such non-cash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. The Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

  The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding federal, state, local and foreign taxes applicable to him or her.


                                 CAPITAL STOCK

  The authorized capital stock of the Company consists of 21,300,000,000 shares having a par value of $.001 per share. As of the date of this SAI, the Company's Board of Directors has authorized the issuance of ten series of shares. The Board of Directors may, in the future, authorize the issuance of other series of capital stock representing shares of additional investment portfolios.

  Although the Company is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Directors, approving advisory contracts, and changing the Fund's investment objective or fundamental investment policies.
The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

  Voting.  All shares of the Company have equal voting rights and will be voted
  -------
in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in the Fund's fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by the fund. Approval by the shareholders of a fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Fund's Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

  Shareholders of the Fund are entitled to one vote for each share owned and fractional votes for fractional shares owned. Depending on the terms of a particular Benefit Plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. The Directors of the Company will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

  Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

  Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

  The Master Portfolio.  Whenever the Fund, as an interestholder of the Master
  ---------------------
Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If the Master Portfolio's investment objective or policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.

  MIP is an open-end, series of management investment companies organized as a Delaware business trust. MIP was organized on October 20, 1993. In accordance with Delaware law, MIP's Declaration of Trust provides that its investors would be personally responsible for Trust liabilities and obligations, but only to the extent MIP's property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of Trust obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

  The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

  The interests in the Master Portfolio of MIP have substantially identical voting and other rights as those rights enumerated above for shares of the Fund. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Company. Whenever the Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.


                       ADDITIONAL INFORMATION ON THE FUND

  The Company provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Fund including additional information on performance. Shareholders may obtain a copy of the Company's most recent annual report without charge by calling 1-888-204-3956.

  No person has been authorized to give any information or to make any representations other than those contained in this SAI and in the Company's official sales literature in connection with the offer of the Fund's shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.


                              FINANCIAL STATEMENTS

  The audited financial statements, including the portfolio of investments and independent auditors' reports for the fiscal year ended December 31, 2000 for the Fund and Master Portfolio are hereby incorporated by reference to the Company's Annual Report, as filed with the SEC on March 2, 2001. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

                                   APPENDIX

  Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Inc. and IBCA Limited ("IBCA"):

                                S&P Bond Ratings

                                     "AAA"

  Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                      "AA"

  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                      "A"

  Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                     "BBB"

  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

  S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the "AAA" (Prime Grade) category.

Commercial Paper Rating.  The designation "A-1" by S&P indicates that the degree
-----------------------
of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

                              Moody's Bond Ratings

                                     "Aaa"

  Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      "Aa"

  Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in "Aaa" securities.

                                      "A"

  Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                     "Baa"

  Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

Commercial Paper Rating.  The rating Prime-1 ("P-1") is the highest commercial
------------------------
paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers (or relating supporting institutions) rated Prime-2 ("P-2") have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                        Fitch IBCA, Duff & Phelps, Inc.

  The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                     "AAA"

  Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                      "AA"

  Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

                                      "A"

  Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                     "BBB"

  Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings.  Fitch's short-term ratings apply to debt obligations that
-------------------
are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

  Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                     "F-1+"

  Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                     "F-1"

  Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                                     "F-2"

  Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

PROSPECTUS/MAY 1, 2001

Like shares of all
mutual funds, these
securities have not been
approved or disapproved
by the Securities and
Exchange Commission nor
has the Securities and
Exchange Commission
passed upon the accuracy
or adequacy of this
prospectus. Any
representation to the
contrary is a criminal
offense.

Institutional
Money Market Fund

Distributor Shares

Providing income and
preserving capital

                                           BARCLAYS GLOBAL INVESTORS FUNDS, INC.

Table of Contents

FUND BASICS

         2 Investment Objective

         2 Principal Investment Strategy

         3 Principal Risk Factors

         4 Investment Returns

         6 Fees and Expenses


FUND DETAILS

         7 Principal Investments

         8 Management of the Fund

        10 Shareholder Information

        17 Financial Highlights

FUND BASICS


Investment Objective/1/

[GRAPHIC OF SPEEDING AUTO APPEARS HERE]

The Fund seeks a high level of income consistent with liquidity and the preservation of capital.


Principal Investment Strategy

[GRAPHIC OF MAP APPEARS HERE]

The Fund invests in high-quality, short-term government, bank and corporate debt.

/1/ The Institutional Money Market Fund invests all of its assets in a Master
    Portfolio that has a substantially identical investment objective. For simplicity's sake, all discussion of investment objectives, strategies and risks of the Fund refer also to the objectives, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed examination of the relationship of the Fund to its Master Portfolio appears on page 16.

2   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

Principal Risk Factors

[GRAPHIC OF SPEEDING AUTO APPEARS HERE]

---------------------------------------
Defining Terms

Short-term securities have a remaining
maturity of 397 days or less. The Fund's portfolio will maintain an average-weighted maturity of 90 days or less.

 . The value of the short-term securities in which the Fund invests may fall because of an increase in interest rates. Increasing interest rates reduce the value of debt securities generally, even the value of debt securities issued by the US government.

 . The value of individual securities held by the Fund may fall with the decline in a borrower's real or apparent ability to meet its financial obligations.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

  Who May Want to Invest in the Fund

  The Fund may be appropriate for investors who:

 . seek income comparable to money market rates

 . wish to maintain the value of their investment in the long and short term

 . desire an investment that can be readily converted to cash

  For a further discussion of Fund risks, please refer to the Fund's Statement of Additional Information (SAI). The SAI is incorporated by reference in this prospectus and is available free of charge from your shareholder servicing agent by calling 1 888 204 3956.

                                                                 FUND BASICS   3

Investment Returns

[GRAPHIC OF SPEEDOMETER APPEARS HERE]

  Total Returns

  The bar chart and table in this section provide some indication of the risks of investing in the Distributor Shares of the Institutional Money Market Fund. The Distributor Shares commenced operations on August 1, 1999.

  The bar chart shows the return of the Distributor Shares for the calendar year 2000, the shares first full year of operation. The average annual total return table on the following page compares the Distributor Shares' average annual total return with the average return of a group of corresponding funds for one year and the period since inception. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

  Institutional Money Market Fund--Distributor Shares
  Year-By-Year Returns

  [BAR GRAPH APPEARS HERE]

        2000
        ----
        6.46%

  The highest and lowest quarterly returns for the Distributor Class Shares for the periods covered by the bar chart above are listed below:

      Highest Quarterly                                   Lowest Quarterly
      Return: 4th Qtr. '00                                Return: 1st Qtr. '00

             1.66%                                               1.44%

4   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

----------------------------------------
Defining Terms

The Fund's seven-day yield, also called
the current yield, annualizes the amount of income the Fund generates over a seven-day period by projecting the amount for an entire year.

Investors Bank & Trust is the Fund's
custodian, transfer agent and dividend
disbursing agent.

-------------------------------------------------------------------------------------------
  DISTRIBUTOR SHARES AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
-------------------------------------------------------------------------------------------
                                                                          SINCE INCEPTION
                                    ONE YEAR                             (August 1, 1999)**
-------------------------------------------------------------------------------------------
  Distributor Shares                  6.45%                                    6.16%
-------------------------------------------------------------------------------------------
  MFR Averages/FTI*                   6.16%                                    5.88%
-------------------------------------------------------------------------------------------

 * The Distributor Class Shares are tracked against the Money Fund Report First Tier Institutional Average, a Service of iMoneyNet, Inc. (formerly IBC Financial Data).

** The Money Fund Report Average is calculated from August 1, 1999.

   To learn the Fund's current seven-day yield, call the Fund's Transfer Agent, Investors Bank & Trust (IBT), at 1 888 204 3956.

                                                                 FUND BASICS   5

Fees and Expenses

   The table below describes the fees and expenses that you may pay if you buy and hold Distributor Class shares in the Fund. The expenses are deducted from Fund assets, which means you pay them indirectly.

------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------
  Management fees                                          0.10%
------------------------------------------------------------------------------
  Rule 12b-1 fees                                          0.10%
------------------------------------------------------------------------------
  Other expenses*                                          0.02%
------------------------------------------------------------------------------
  Total annual Fund operating expenses**                   0.22%
------------------------------------------------------------------------------

 * "Other expenses" are based on estimated amounts for the current fiscal year.

** Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Fund and the Master Portfolio in which it invests.

   Example

   The example below is intended to help you compare the Fund's costs with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in the Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that the Fund's operating expenses remain the same.

   The Fund does not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

--------------------------------------------------------------------------------
                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
  Institutional Money Market Fund
  (Distributor Class shares)          $23         $71        $124         $280
--------------------------------------------------------------------------------

6   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

FUND DETAILS

Principal Investments

---------------------------------------
Defining Terms

Floating rate and variable rate debt
securities are instruments with
interest rates that are adjusted either
on a schedule or when an index or
benchmark changes.

Bank obligations are backed by funds
of a financial institution. In addition
to domestic bank obligations, the Fund
may invest in obligations of foreign
bank branches located inside and outside the United States and US bank branches located outside the United States.

Corporate obligations include unsecured
debt instruments, such as commercial
paper and corporate notes, issued by
financial institutions, insurance
companies and industrial corporations.

Repurchase agreements obligate a person
selling US government or other high-
quality securities to buy them back
within a specified period of time
(usually one week or less) at an
agreed-upon price.

Asset-backed securities are financial
instruments collateralized by one or
more types of assets, including loans
and receivables.

  The Institutional Money Market Fund invests in fixed rate, floating rate and variable rate debt securities that meet the following requirements:

 . They have remaining maturities of 397 days (about 13 months) or less.

 . They are rated in the top two quality short-term categories, according to credit rating agencies such as Moody's Investors Services or Standard & Poor's Corp.

 . If the securities are unrated, BGFA must have determined that their credit compares with the credit of the rated securities it is permitted to buy. BGFA must make this comparison in accordance with guidelines adopted by the Master Portfolio's Board of Trustees./1/

 . The principal and interest of all securities in the Master Portfolio are payable in US dollars.

  Within these guidelines, the Fund may invest in US and foreign government debt, including the debt of agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, US and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities.

/1/ A detailed examination of the relationship of the Fund to its Master
    Portfolio appears on page 16.

                                                                FUND DETAILS   7

Management of the Fund

  Investment Adviser

  The Fund is a feeder fund that invests all of its assets in a Master Portfolio with substantially identical investment objectives, strategies and policies. Barclays Global Fund Advisors (BGFA) provides investment guidance and policy direction for the Master Portfolio. For its services to the Master Portfolio, BGFA is entitled to receive an annual fee of 0.10% of the Master Portfolio's average daily net assets.

  BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of Barclays Global Investors, N.A. (BGI), which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is the world's largest manager of institutional investment assets. As of December 31, 2000, BGI and its affiliates, including BGFA, provided investment advisory services for over $800 billion in assets.

  Administrative Services

  BGI and Stephens Inc., a full service broker/dealer, provide the following services as the Fund's co-administrators:

 . management of the Fund's non-investment operations

 . preparation of reports for the Fund's Board of Directors

 . preparation of required reports for the Securities and Exchange Commission and state securities commissions

 . preparation of proxy statements and shareholder reports

  BGI and Stephens are entitled to receive a combined annual fee of 0.02% of the Fund's average daily net assets. In return for this fee, BGI and Stephens have agreed to absorb all expenses for the Fund other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses which are borne by the Fund.

8   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

  Distribution Plan

  We have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Distributor Class shares of the Fund. This plan is used to pay for distribution-related services, including ongoing compensation to selling agents. The fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees paid under the plan are at an annual rate of 0.10% of the average daily net assets of the Distributor Class shares of the Fund.

                                                                FUND DETAILS   9

Shareholder Information

[GRAPHIC OF SPEEDING AUTO APPEARS HERE]

  Who is Eligible to Invest

  To be eligible to purchase Institutional Money Market Fund shares, you must be an institutional investor and invest a minimum initial investment amount for the Distributor Class shares which is generally $10 million. Distributor Class shares may be purchased through BGI or through third-party distributors of the Fund's Shares.

  How to Buy Shares

 . Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA. (Make arrangements through your employer.)

 . Tax-deferred investor. Invest through a shareholder servicing agent as provided in your benefit plan documents.* Your shareholder servicing agent is responsible for transmitting your purchase order and may impose an earlier deadline.

 . Qualified buyer. Invest through an account set up with your shareholder servicing agent. Your shareholder servicing agent is responsible for transmitting your purchase order and may impose an earlier deadline.

 . Direct buyer. Invest through the Fund's Transfer Agent, IBT. See "Special
  Instructions for Direct Buyers" on page 12.

  You may buy Fund shares at any time without paying a sales charge. You must submit your purchase order by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4pm Eastern Time) on any day a Fund is open (a "Business Day") to purchase shares at that day's net asset value. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The Fund reserves the right to suspend the availability of Fund shares and has the right to reject any purchase order.

* Your shareholder servicing agent is responsible for supplying plan documents itemizing account maintenance fees and describing the amount and nature of the investments allowed by law.

10   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

  How to Sell Shares*

 . Plan participant. Contact your Plan Sponsor or shareholder servicing agent.

 . Tax-deferred investor. Contact your Plan Sponsor or shareholder servicing agent.

 . Qualified buyer. Contact your shareholder servicing agent.

 . Direct buyer. See "Special Instructions for Direct Buyers" on page 12.

  You may sell Fund shares at any time without paying a sales charge. You must submit your purchase order to sell shares by the close of regular trading on the NYSE (normally 4pm Eastern Time) on any Business Day to sell shares at that day's net asset value. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

  The Fund generally remits the proceeds from a sale the next Business Day after receiving a properly executed order and no longer than seven business days after the sale. It is important that you call the Fund before executing a large transaction. In consideration of the interests of all shareholders, each Fund reserves the right to reject any purchase orders or delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt a Fund's operation or performance. Please contact 1 888 204 3956 for further clarification.

  How to Exchange Shares

  The Fund allows investors to exchange shares free of charge between BGI Funds. Before buying shares through an exchange, you should obtain a copy of that Fund's prospectus and read it carefully. Prospectuses may be obtained by calling 1 888 204 3956.

  The Fund may limit the number of times you may exchange shares if they believe doing so is in the best interest of other Fund shareholders. They may also modify or terminate this exchange privilege by giving 60 days' written notice.

* Under certain circumstances, the Fund reserves the right to send your sale proceeds in the form of securities from their Master Portfolio.

                                                               FUND DETAILS   11

  Special Instructions for Direct Buyers

  Direct buyers who have an established account with a Fund, can add to or redeem from their Fund account by wire instructions, by phone or through the mail.

 . To invest by wire, just check that option on your account application when you open your account. If you already have an account, call 1 888 204 3956 to receive a bank-wire application.

  You should instruct your bank to wire funds as follows:

  Investors Bank & Trust Co.
  ABA #011-001-438
  Attn: Transfer Agent
  Account # DDA 555555535
  For Further Credit to: Barclays Global Investors Funds, Inc.
  Shareholder Account Name:
  Shareholder Account Number:

 . To invest by mail, make your check payable to the Fund of your choice. Please include the Fund number and account number on your check. You will find them on your monthly statements.

 . To redeem shares by phone, call 1 888 204 3956 any Business Day between 8am and 4pm, Eastern Time. IBT will employ procedures designed to confirm that your order is valid, but neither IBT nor the Fund may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

 . To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your sales order. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

 . Direct buyers can ask IBT to wire proceeds directly to their designated bank account.**

 * If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

** If you direct the sale's proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

12   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

--------------------------------------
Defining Terms

The amortized cost method marks down
any premium, or marks up any discount,
on short-term debt that the Fund buys
at a constant rate until maturity. It
does not reflect daily fluctuations in
market value.

 . When a direct buyer purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

  Contacting BGI Funds

  Call the Fund's Transfer Agent, IBT, at 1 888 204 3956, toll-free, Monday through Friday, 8am to 4pm, Eastern Time.

  Calculating the Fund's Share Price

  IBT calculates the Fund's share price (also known as a Fund's net asset value) in accordance with the standard formula for valuing mutual fund shares at the close of regular trading (normally 4pm Eastern Time) of the NYSE on any day the Fund is open. The Fund is open every day the NYSE is open, except that the Fund is closed on Columbus Day, Veteran's Day and Good Friday. The formula calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus cash reserves--and dividing the result by the number of shares outstanding. IBT uses the amortized cost method to account for any premiums or discounts above or below the face value of the securities it buys.

  The Fund seeks to maintain a constant price of $1 per share, although it can offer no assurance that it will do so.

  The price at which a purchase or redemption is made is based on the next calculation of net asset value after the order is received in proper form.

  Dividends and Distributions

  The Fund declares dividends daily and pays them out to investors every month. It distributes capital gains, if any, to investors at least annually. Dividends and distributions payable to you will be automatically reinvested in additional shares of the Fund.

  You begin earning dividends on your shares the day your purchase order takes effect. You continue earning daily dividends on the shares up to but not including the date you sell them.

                                                               FUND DETAILS   13

  Please Note:

 . The Fund credits dividends earned on weekends and holidays to the preceding business day.

 . If you sell shares before the monthly dividend payment date, the Fund remits to the investor any dividends declared but not yet paid to the investor on the next dividend payment date.

 . If you sell all shares before the monthly dividend payment date, the Fund remits to the investor all dividends accrued with the sale proceeds.

  Taxes

  As with all mutual funds, you may be required to pay taxes on the Fund's net income and capital gains through distribution of such income and gains by the Fund to its shareholders. You will owe taxes even though your dividends and distributions are reinvested in Fund shares.

  The amount of taxes you owe on your share of the Fund's income and gains will vary from year to year, based on the amount of dividends of net investment income and capital gain distributions the Fund pays out and your tax rate. Normally, dividends and distributions are taxable to you when paid. However, when dividends and distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.

  Dividends and capital gain distributions usually create the following tax liability:

--------------------------------------------------------------------------------
  TRANSACTION                                          TAX STATUS
--------------------------------------------------------------------------------
  Income dividends                                     Ordinary income
--------------------------------------------------------------------------------
  Short-term capital gain distributions                Ordinary income
--------------------------------------------------------------------------------
  Long-term capital gain distributions                 Capital gain
--------------------------------------------------------------------------------

  Dividends and distributions from the Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers.

14   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

  As long as the Fund maintains a $1.00 net asset value per share, your sales and exchanges of Fund shares should not be taxable.

  After December 31 of a year, the Fund will send you a notice that tells you how much you've received in dividends and distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such dividends and distributions.

  Please provide the correct Taxpayer Identification Number (TIN) and note if you are subject to backup withholding. If the Internal Revenue Service (IRS) notifies the Fund that the TIN provided is incorrect or that you are otherwise subject to backup withholding, the Fund is required to withhold 31% as "backup withholding" on any payments made to you by the Fund, including exchanges. Any amounts withheld can be applied against your federal income tax liability.

  In general, the Fund is also required to withhold 30% from dividends paid to foreign shareholders.

  Because each investor's tax circumstances are unique and because tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

                                                               FUND DETAILS   15

  Master/Feeder Mutual Fund Structure

  The Fund does not have its own investment adviser. Instead, the Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the Fund. BGFA serves as Investment Adviser to the Master Portfolio. The Master Portfolio may accept investments from other feeder funds.

  Feeder Fund Expenses. The feeders bear the Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder can set its own transaction minimums, fund-specific expenses and conditions.

  Feeder Fund Rights. Under the master/feeder structure, the Fund's Board of Directors retains the right to withdraw the Fund's assets from the Master Portfolio if it believes doing so is in the shareholders' best interests. If the Fund's Board of Directors withdraws the Institutional Money Market Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

  Share Class. The Fund offers an additional share class with different expenses and expected returns than those described here. Call IBT for additional information, at 1 888 204 3956.

16   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

Financial Highlights

  The table below provides a picture of the Institutional Money Market Fund's Distributor Class shares' financial performance. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You may obtain copies of the annual report at no cost by calling 1 888 204 3956, toll-free, Monday through Friday, 8am to 5pm, Eastern Time.

-----------------------------------------------------------------------
                                            Year Ended    Period Ended
                                             12/31/00     12/31/99(/1/)
-----------------------------------------------------------------------
Net Asset Value, Beginning of Period          $1.00           $1.00
-----------------------------------------------------------------------
Income from Investment Operations:
Net Investment Income                          0.06            0.02
-----------------------------------------------------------------------
Total from Investment Operations               0.06            0.02
-----------------------------------------------------------------------
Less Distributions:
From Net Investment Income                    (0.06)          (0.02)
-----------------------------------------------------------------------
Total Distributions                           (0.06)          (0.02)
-----------------------------------------------------------------------
Net Asset Value, End of Period                $1.00           $1.00
-----------------------------------------------------------------------
Total Return                                  6.46%           2.22%*
-----------------------------------------------------------------------
Supplemental Data:
Net Assets, End of Period (000s)                 $5              $5
-----------------------------------------------------------------------
Ratios to Average Net Assets:(/2/)
Ratio of Expenses to Average Net Assets       0.22%           0.09%
Ratios of Net Investment Income to Average
Net Assets                                    6.22%           2.95%
-----------------------------------------------------------------------

*      Not annualized.

(/1/)  Fund commenced operations on August 1, 1999.

(/2/) These ratios are annualized and include expenses charged to the corresponding Master Portfolio.

                                                               FUND DETAILS   17

                     [This page intentionally left blank.]









18   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

                     [This page intentionally left blank.]









                                                               FUND DETAILS   19

                     [This page intentionally left blank.]









20   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

For more detailed information on the Fund, request a copy of the annual and semi-annual reports to shareholders and the Statement of Additional Information
(SAI). The annual and semi-annual reports discuss the Fund's investments over the last fiscal year. They also review the market conditions and investment strategies that materially affected Fund performance.

The SAI provides detailed information on the Fund. BGFA has electronically filed the SAI, dated May 1, 2001, with the Securities and Exchange Commission. It is incorporated by reference into this prospectus.

If you have any questions about the Fund or wish to obtain the reports and SAI free of charge, please call the Fund's toll-free number:
1 888 204 3956

Or you may write Barclays Global Investors Funds, Inc.:
c/o Investors Bank & Trust Co.
P.O. Box 9130
Mail Code MFD23
Boston, MA 02117-9130

You can also obtain this information through the Internet on the Securities and Exchange Commission's Website:
http://www.sec.gov

The Securities and Exchange Commission will furnish hard copies of the documents, upon payment of a duplicating fee, through the Public Reference Section. Address your request to:

Public Reference Section of the SEC Washington, D.C. 20549-6009

You can also review and copy the documents at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call the Commission at 1 800 SEC 0330 for further details.

Investment Company Act File No.:
811-7332

                                           BARCLAYS GLOBAL INVESTORS FUNDS, INC.

PROSPECTUS/MAY 1, 2001

Like shares of all
mutual funds, these
securities have not been
approved or disapproved
by the Securities and
Exchange Commission nor
has the Securities and
Exchange Commission
passed upon the accuracy
or adequacy of this
prospectus.
Any representation to
the contrary is a
criminal offense.

Institutional
Money Market Fund

Institutional Shares

Providing income and
preserving capital

                                           BARCLAYS GLOBAL INVESTORS FUNDS, INC.

Table of Contents

FUND BASICS

         2 Investment Objective

         2 Principal Investment Strategy

         3 Principal Risk Factors

         4 Investment Returns

         6 Fees and Expenses


FUND DETAILS

         7 Principal Investments

         8 Management of the Fund

         9 Shareholder Information

        16 Financial Highlights

FUND BASICS

Investment Objective/1/

[GRAPHIC OF AUTO APPEARS HERE]

The Fund seeks a high level of income consistent with liquidity and the preservation of capital.

Principal Investment Strategy

[GRAPHIC OF MAP APPEARS HERE]

The Fund invests in high-quality, short-term government, bank and corporate debt.

/1/ The Institutional Money Market Fund invests all of its assets in a Master
    Portfolio that has a substantially identical investment objective. For simplicity's sake, all discussion of investment objectives, strategies and risks of the Fund refer also to the objectives, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed examination of the relationship of the Fund to its Master Portfolio appears on page 15.

2  BARCLAYS GLOBAL INVESTORS FUNDS, INC.

Principal Risk Factors

[GRAPHIC OF SPEEDING AUTO APPEARS HERE]

--------------------------------------
Defining Terms

Short-term securities have a remaining
maturity of 397 days or less. The
Fund's portfolio will maintain an
average-weighted maturity of 90 days
or less.


 . The value of the short-term securities in which the Fund invests may fall because of an increase in interest rates. Increasing interest rates reduce the value of debt securities generally, even the value of debt securities issued by the US government.

 . The value of individual securities held by the Fund may fall with the decline in a borrower's real or apparent ability to meet its financial obligations.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

  Who May Want to Invest in the Fund

  The Fund may be appropriate for investors who:

 . seek income comparable to money market rates

 . wish to maintain the value of their investment in the long and short term

 . desire an investment that can be readily converted to cash

  For a further discussion of Fund risks, please refer to the Fund's Statement of Additional Information (SAI). The SAI is incorporated by reference in this prospectus and is available free of charge from your shareholder servicing agent or by calling 1 888 204 3956.

                                                                FUND BASICS   3

Investment Returns

[GRAPHIC OF SPEEDOMETER APPEARS HERE]

Total Returns

The bar chart and table in this section provide some indication of the risks of investing in the Institutional Shares of Institutional Money Market Fund. The Institutional Shares commenced operations August 1, 1999.

The bar chart shows the return of the Institutional Shares of the Fund for each full calendar year since its inception. The average annual total return table on the following page compares the Institutional Shares' average annual total return with the return of the average return of a group of corresponding funds for one year and the period since inception. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

[BAR GRAPH APPEARS HERE]

Institutional Money Market Fund - Institutional Shares
Year-By-Year Returns

           2000
           ----
           6.55%

The highest and lowest quarterly returns for the Money Market Fund for the periods covered by the bar chart above are listed below:

      Highest Quarterly                                   Lowest Quarterly
      Return: 4th Qtr. '00                                Return: 1st Qtr. '00

             1.68%                                               1.45%


4   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

-------------------
Defining Terms

The Fund's
seven-day yield,
also called the
current yield,
annualizes the
amount of income
the Fund
generates over a
seven-day period
by projecting
the amount for
an entire year.

Investors Bank &
Trust is the
Fund's
custodian,
transfer agent
and dividend
disbursing
agent.


------------------------------------------------------------------------------
   INSTITUTIONAL SHARES AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
--------------------------------------------------------------------------------
                                                       SINCE INCEPTION
                            ONE YEAR                  (August 1, 1999)**
--------------------------------------------------------------------------------
   Institutional Shares       6.53%                            6.26%
--------------------------------------------------------------------------------
   MFR Averages/FTI*          6.16%                            5.88%
--------------------------------------------------------------------------------

 * The Institutional Class Shares are tracked against the Money Fund Report First Tier Institutional Average, a service of iMoneyNet, Inc. (formerly IBC Financial Data).

** The Money Fund Report average is calculated from August 1, 1999.

   To learn the Fund's current seven-day yield, call the Fund's Transfer Agent, Investors Bank & Trust (IBT), at 1 888 204 3956.

                                                               FUND BASICS   5

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares in the Fund. The expenses are deducted from Fund assets, which means you pay them indirectly.

-------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
  Management fees                                          0.10%
-------------------------------------------------------------------------------
  Other expenses*                                          0.02%
------------------------------------------------------------------------------
  Total annual Fund operating expenses**                   0.12%
-------------------------------------------------------------------------------

 * "Other expenses" are based on estimated amounts for the current fiscal year.

** Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Fund and the Master Portfolio in which it invests.

Example

The example below is intended to help you compare the Fund's costs with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in the Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that the Fund's operating expenses remain the same.

The Fund does not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

-------------------------------------------------------------------------------
                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------
  Institutional Money Market
  Fund (Institutional
  Class shares)                        $12        $39        $68        $154
-------------------------------------------------------------------------------

6   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

FUND DETAILS

Principal Investments

---------------------------------------
Defining Terms:

Floating rate and variable rate debt
securities are instruments with
interest rates that are adjusted
either on a schedule or when an index
or benchmark changes.

Bank obligations are backed by funds
of a financial institution. In
addition to domestic bank obligations,
the Fund may invest in obligations of
foreign bank branches located inside
and outside the United States and US
bank branches located outside the
United States.

Corporate obligations include
unsecured debt instruments, such as
commercial paper and corporate notes,
issued by financial institutions,
insurance companies and industrial
corporations.

Repurchase agreements obligate a
person selling US government or other
high-quality securities to buy them
back within a specified period of time
(usually one week or less) at an
agreed-upon price.

Asset-backed securities are financial
instruments collateralized by one or
more types of assets, including loans
and receivables.

  The Institutional Money Market Fund invests in fixed rate, floating rate and variable rate debt securities that meet the following requirements:

 . They have remaining maturities of 397 days (about 13 months) or less.

 . They are rated in the top two quality short-term categories, according to credit rating agencies such as Moody's Investors Services or Standard & Poor's Corp.

 . If the securities are unrated, BGFA must have determined that their credit compares with the credit of the rated securities it is permitted to buy. BGFA must make this comparison in accordance with guidelines adopted by the Master Portfolio's Board of Trustees./1/

 . The principal and interest of all securities in the Master Portfolio are payable in US dollars.

  Within these guidelines, the Fund may invest in US and foreign government debt, including the debt of agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, US and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities.


/1/ A detailed examination of the relationship of the Fund to its Master
    Portfolio appears on page 15.

                                                               FUND DETAILS   7

Management of the Fund

  Investment Adviser

  The Fund is a feeder fund that invests all of its assets in a Master Portfolio with substantially identical investment objectives, strategies and policies. Barclays Global Fund Advisors (BGFA) provides investment guidance and policy direction for the Master Portfolio. For its services to the Master Portfolio, BGFA is entitled to receive an annual fee of 0.10% of the Master Portfolio's average daily net assets.

  BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of Barclays Global Investors, N.A. (BGI), which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is the world's largest manager of institutional investment assets. As of December 31, 2000, BGI and its affiliates, including BGFA, provided investment advisory services for over $800 billion in assets.

  Administrative Services

  BGI and Stephens Inc., a full service broker/dealer, provide the following services as the Fund's co-administrators:

 . management of the Fund's non-investment operations

 . preparation of reports for the Fund's Board of Directors

 . preparation of required reports for the Securities and Exchange Commission and state securities commissions

 . preparation of proxy statements and shareholder reports

  BGI and Stephens are entitled to receive a combined annual fee of 0.02% of the Fund's average daily net assets. In return for this fee, BGI and Stephens have agreed to absorb all expenses for the Fund other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses which are borne by the Fund.

8   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

Shareholder Information

  Who is Eligible to Invest

  To be eligible to purchase Institutional Money Market Fund shares, you must be an institutional investor and generally must invest a minimum initial investment amount of $15 million or more. Institutional Class shares must typically be purchased directly through BGI.

  How to Buy Shares

 . Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA. (Make arrangements through your employer.)

 . Tax-deferred investor. Invest through a shareholder servicing agent as provided in your benefit plan documents.* Your shareholder servicing agent is responsible for transmitting your purchase order and may impose an earlier deadline.

 . Qualified buyer. Invest through an account set up with your shareholder servicing agent. Your shareholder servicing agent is responsible for transmitting your purchase order and may impose an earlier deadline.

 . Direct buyer. Invest through the Fund's Transfer Agent, IBT. See "Special
  Instructions for Direct Buyers" on page 11.


* Your shareholder servicing agent is responsible for supplying plan documents itemizing account maintenance fees and describing the amount and nature of the investments allowed by law.

                                                             FUND DETAILS    9

  You may buy Fund shares at any time without paying a sales charge. You must submit your purchase order by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4pm Eastern Time) on any day a Fund is open (a "Business Day") to purchase shares at that day's net asset value. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The Fund reserves the right to suspend the availability of Fund shares and has the right to reject any purchase order.

  How to Sell Shares*

 . Plan participant. Contact your Plan Sponsor or shareholder servicing agent.

 . Tax-deferred investor. Contact your Plan Sponsor or shareholder servicing agent.

 . Qualified buyer. Contact your shareholder servicing agent.

 . Direct buyer. See "Special Instructions for Direct Buyers" on page 11.

  You may sell Fund shares at any time without paying a sales charge. You must submit your purchase order to sell shares by the close of regular trading on the NYSE (normally 4pm Eastern Time) on any Business Day to sell shares at that day's net asset value. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

  The Fund generally remits the proceeds from a sale the next Business Day after receiving a properly executed order and no longer than seven business days after the sale. It is important that you call the Fund before executing a large transaction. In consideration of the interests of all shareholders, each Fund reserves the right to reject any purchase orders or delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt a Fund's operation or performance. Please contact 1 888 204 3956 for further clarification.

* Under certain circumstances, the Fund reserves the right to send your sale proceeds in the form of securities from their Master Portfolio.

10   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

  How to Exchange Shares

  The Fund allows investors to exchange shares free of charge between BGI Funds. Before buying shares through an exchange, you should obtain a copy of that Fund's prospectus and read it carefully. Prospectuses may be obtained by calling 1 888 204 3956.

  The Fund may limit the number of times you may exchange shares if they believe doing so is in the best interest of other Fund shareholders. They may also modify or terminate this exchange privilege by giving 60 days' written notice.

  Special Instructions for Direct Buyers

  Direct buyers who have an established account with a Fund, can add to or redeem from their Fund account by wire instructions, by phone or through the mail.

 . To invest by wire, just check that option on your account application when you open your account. If you already have an account, call 1 888 204 3956 to receive a bank-wire application.

  You should instruct your bank to wire funds as follows:

   Investors Bank & Trust Co.
   ABA #011-001-438
   Attn: Transfer Agent
   Account # DDA 555555535
   For Further Credit to: Barclays Global Investors Funds, Inc.
   Shareholder Account Name:
   Shareholder Account Number:

 . To invest by mail, make your check payable to the Fund of your choice.
  Please include the Fund number and account number on your check. You will find them on your monthly statements.

                                                             FUND DETAILS   11

-----------------------------------------
Defining Terms

The amortized cost method marks down
any premium, or marks up any discount,
on short-term debt that the Fund buys
at a constant rate until maturity. It
does not reflect daily fluctuations in
market value.

 . To redeem shares by phone, call 1 888 204 3956 any Business Day between 8am and 4pm, Eastern Time. IBT will employ procedures designed to confirm that your order is valid, but neither IBT nor the Fund may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

 . To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your sales order. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

 . Direct buyers can ask IBT to wire proceeds directly to their designated bank account.**

 . When a direct buyer purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

  Contacting BGI Funds

  Call the Fund's Transfer Agent, IBT, at 1 888 204 3956, toll-free, Monday through Friday, 8am to 4pm, Eastern Time.

  Calculating the Fund's Share Price

  IBT calculates the Fund's share price (also known as a Fund's net asset value) in accordance with the standard formula for valuing mutual fund shares at the close of regular trading (normally 4pm Eastern Time) of the NYSE on any day the Fund is open. The Fund is open every day the NYSE is open, except that the Fund is closed on Columbus Day, Veteran's Day and Good Friday. The formula calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus cash reserves--and dividing the result by the number of shares outstanding. IBT uses the amortized cost method to account for any premiums or discounts above or below the face value of the securities it buys.

 * If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

** If you direct the sale's proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

12   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

  The Fund seeks to maintain a constant price of $1 per share, although it can offer no assurance that it will do so.

  The price at which a purchase or redemption is made is based on the next calculation of net asset value after the order is received in proper form.

  Dividends and Distributions

  The Fund declares dividends daily and pays them out to investors every month. It distributes capital gains, if any, to investors at least annually. Dividends and distributions payable to you will be automatically reinvested in additional shares of the Fund.

  You begin earning dividends on your shares the day your purchase order takes effect. You continue earning daily dividends on the shares up to but not including the date you sell them.

  Please Note:

 . The Fund credits dividends earned on weekends and holidays to the preceding business day.

 . If you sell shares before the monthly dividend payment date, the Fund remits to the investor any dividends declared but not yet paid to the investor on the next dividend payment date.

 . If you sell all shares before the monthly dividend payment date, the Fund remits to the investor all dividends accrued with the sale proceeds.

  Taxes

  As with all mutual funds, you may be required to pay taxes on the Fund's net income and capital gains through distribution of such income and gains by the Fund to its shareholders. You will owe taxes even though your dividends and distributions are reinvested in fund shares.

  The amount of taxes you owe on your share of the Fund's income and gains will vary from year to year, based on the amount of dividends of net investment income and capital gain distributions the Fund pays out and your tax rate. Normally, dividends and distributions are taxable to you when paid. However, when dividends and distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.

                                                             FUND DETAILS   13

Dividends and capital gain distributions usually create the following tax liability:

---------------------------------------------------------------------------
  TRANSACTION                                   TAX STATUS
---------------------------------------------------------------------------
  Income dividends                              Ordinary income
---------------------------------------------------------------------------
  Short-term capital gain distributions         Ordinary income
---------------------------------------------------------------------------
  Long-term capital gain distributions          Capital gain
---------------------------------------------------------------------------

Dividends and distributions from the Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers.

As long as the Fund maintains a $1.00 net asset value per share, your sales and exchanges of Fund shares should not be taxable.

After December 31 of a year, the Fund will send you a notice that tells you how much you've received in dividends and distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such dividends and distributions.

Please provide the correct Taxpayer Identification Number (TIN) and note if you are subject to backup withholding. If the Internal Revenue Service (IRS) notifies the Fund that the TIN provided is incorrect or that you are otherwise subject to backup withholding, the Fund is required to withhold 31% as "backup withholding" on any payments made to you by the Fund, including exchanges. Any amounts withheld can be applied against your federal income tax liability.

In general, the Fund is also required to withhold 30% from dividends paid to foreign shareholders.

Because each investor's tax circumstances are unique and because tax laws are subject to change, we recommend that you consult your tax adviser about your investment.


14   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

Master/Feeder Mutual Fund Structure

The Fund does not have its own investment adviser. Instead, the Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the Fund. BGFA serves as Investment Adviser to the Master Portfolio. The Master Portfolio may accept investments from other feeder funds.

Feeder Fund Expenses. The feeders bear the Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the Fund's Board of Directors retains the right to withdraw the Fund's assets from the Master Portfolio if it believes doing so is in the shareholders' best interests. If the Fund's Board of Directors withdraws the Institutional Money Market Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Share Class. The Fund offers an additional share class with different expenses and expected returns than those described here. Call IBT for additional information, at 1 888 204 3956.

                                                            FUND DETAILS    15

Financial Highlights

           The table below provides a picture of the Institutional Money Market Fund's Institutional Class Shares' financial performance. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You may obtain copies of the annual report at no cost by calling 1 888 204 3956, toll-free, Monday through Friday, 8am to 5pm, Eastern Time.

           --------------------------------------------------------------------
                                                       Year Ended Period Ended
                                                       12/31/00   12/31/99(/1/)
           --------------------------------------------------------------------
           Net Asset Value, Beginning of Period          $1.00        $1.00
           --------------------------------------------------------------------
           Income from Investment Operations:
           Net Investment Income                          0.06         0.02
           --------------------------------------------------------------------
           Total from Investment Operations               0.06         0.02
           --------------------------------------------------------------------
           Less Distributions:
           From Net Investment Income                    (0.06)       (0.02)
           --------------------------------------------------------------------
           Total Distributions                           (0.06)       (0.02)
           --------------------------------------------------------------------
           Net Asset Value, End of Period                $1.00        $1.00
           --------------------------------------------------------------------
           Total Return                                  6.55%        2.26%*
           --------------------------------------------------------------------
           Supplemental Data:
           Net Assets, End of Period (000)                 $16           $5
           --------------------------------------------------------------------
           Ratios to Average Net Assets:(/2/)
           Ratio of Expenses to Average Net Assets       0.12%        0.07%
           Ratios of Net Investment Income to Average
           Net Assets                                    6.60%        2.97%
           --------------------------------------------------------------------

         * Not annualized.

     (/1/) The Fund commenced operations on August 1, 1999.

     (/2/) These ratios are annualized and include expenses charged to the corresponding Master Portfolio.

16   BARCLAYS GLOBAL INVESTORS FUNDS, INC.

For more detailed information on the Fund, request a copy of the annual and semi-annual reports to shareholders and the Statement of Additional Information
(SAI). The annual and semi-annual reports discuss the Fund's investments over the last fiscal year. They also review the market conditions and investment strategies that materially affected Fund performance.

The SAI provides detailed information on the Fund. BGFA has electronically filed the SAI, dated May 1, 2001, with the Securities and Exchange Commission. It is incorporated by reference into this prospectus.

If you have any questions about the Fund or wish to obtain the reports and SAI free of charge, please call the Fund's toll-free number:

1 888 204 3956

Or you may write Barclays Global Investors Funds, Inc.:

c/o Investors Bank & Trust Co.
P.O. Box 9130
Mail Code MFD23
Boston, MA 02117-9130

You can also obtain this information through the Internet on the Securities and Exchange Commission's Website:

http://www.sec.gov

The Securities and Exchange Commission will furnish hard copies of the documents, upon payment of a duplicating fee, through the Public Reference Section. Address your request to:

Public Reference Section of the SEC
Washington, D.C. 20549-6009

You can also review and copy the documents at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call the Commission at 1 800 SEC 0330 for further details.

Investment Company Act File No.:

811-7332

                                           BARCLAYS GLOBAL INVESTORS FUNDS, INC.

                     BARCLAYS GLOBAL INVESTORS FUNDS, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                        INSTITUTIONAL MONEY MARKET FUND
                   Distributor Class and Institutional Class

                                  May 1, 2001

                            _______________________

  Barclays Global Investors Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about the Company's Institutional Money Market Fund (the "Fund"). The Fund seeks to achieve its investment objective by investing all of its assets in the Money Market Master Portfolio (the "Master Portfolio") of Master Investment Portfolio ("MIP," at times the "Trust"). The Master Portfolio has the same investment objective as the Fund as described in its Prospectus.

  Barclays Global Fund Advisors ("BGFA") serves as investment adviser to the Master Portfolio. References to the investments, investment policies and risks of the Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the Master Portfolio.

  This SAI is not a prospectus and should be read in conjunction with the Fund's current Prospectus, also dated May 1, 2001. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The Prospectus and copies of the reports may be obtained without charge by writing Barclays Global Investors Funds, Inc., c/o Investors Bank & Trust Co., -- Transfer Agent, P.O. Box 9130, Mail Code MFD23, Boston, MA 02117-9130, or by calling 1-888-204-3956.

                               TABLE OF CONTENTS

                                                                              Page
                                                                              ----
Fund History..............................................................      1
Description of the Fund and Its Investments and Risks.....................      1
Portfolio Securities......................................................      3
Management................................................................      9
Control Persons and Principal Holders of Securities.......................     12
Investment Adviser and Other Service Providers............................     13
Performance Information...................................................     16
Determination of Net Asset Value..........................................     18
Purchase, Redemption and Pricing of Shares................................     19
Portfolio Transactions....................................................     20
Dividends, Distributions and Taxes........................................     21
Capital Stock.............................................................     25
Additional Information on the Fund........................................     26
Financial Statements......................................................     27
Appendix..................................................................    A-1

                                  FUND HISTORY

  The Company, an open-end management investment company, was incorporated in Maryland on October 15, 1992 and currently offers multiple series including the Fund. MIP, organized as a Delaware business trust on October 20, 1993, consists of multiple series including the Money Market Master Portfolio. The Company's principal office is located at 111 Center Street, Little Rock, Arkansas 72201. The Fund invests all of its assets in the corresponding Money Market Master Portfolio of MIP that has the same or substantially the same investment objective as the Fund.

  On or about December 30, 1993, the Company's Board of Directors approved, primarily for marketing purposes, the change of its corporate name from "WellsFunds Inc." to "Stagecoach Inc." On or about March 15, 1996, the Company changed its corporate name from "Stagecoach Inc." to "MasterWorks Funds Inc." On April 28, 1999, the Company's Board of Directors approved the change of its corporate name from "MasterWorks Funds Inc." to "Barclays Global Investors Funds, Inc."

             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

  Investment Restrictions.  The Fund and Master Portfolio have adopted
  -----------------------
investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Directors of the Company or the Trustees of the Trust, as the case may be, at any time.

  Fundamental Investment Restrictions. The Fund is subject to the following investment restrictions, all of which are fundamental policies.

The Institutional Money Market Fund may not:

  (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; and (ii) obligations of banks to the extent that the U.S. Securities and Exchange Commission ("SEC"), by rule or interpretation, permits funds to reserve freedom to concentrate in such obligations; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (1);

  (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

  (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer that invests or deals in commodities or commodity contracts;

  (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

  (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

  (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph (6);

  (7) make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (7);

  (8) borrow money or issue senior securities as defined in the 1940 Act, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);

  (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

  (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (10); or

  (11) make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

  Non-Fundamental Investment Restrictions. The Fund is subject to the following investment restrictions, all of which are non-fundamental policies.

As a matter of non-fundamental policy:

  (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, the Fund's investments in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets in the aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

  (2) The Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

  (3) The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

  Notwithstanding any other investment policy or limitation (whether or not fundamental), the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.


                              PORTFOLIO SECURITIES

  To the extent set forth in this SAI, the Fund through its investment in the corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Fund and the Master Portfolio in every instance, the following sections generally refers only to the Fund.

  The assets of the Fund consist only of obligations maturing within thirteen months from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of the Fund may not exceed 90 days. The securities in which the Fund may invest will not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that the Fund's investment objective will be realized as described in the Fund's Prospectus.

  The Fund may invest in the following types of money market instruments:

  U.S. Government Obligations. The Fund may invest in various types of U.S.
  ----------------------------
Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  Asset-Backed Securities. The Fund may purchase asset-backed securities, which
  ------------------------
are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in ``pools'' of assets in which payments of both interest and principal on the securities are made monthly, thus in effect ``passing through'' monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The Fund may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.

  Bank Obligations. The Fund may invest in bank obligations that include, but
  -----------------
are not limited to, negotiable certificates of deposit (``CDs''), bankers' acceptances and fixed time deposits. The Fund also may invest in high-quality short-term obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Fixed time deposits are obligations of banks that are payable at a stated maturity date and bear a fixed rate of interest. Generally fixed time deposits may be withdrawn on demand by the investor, but they may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have an established market, there are no contractual restrictions on the Fund's right to transfer a beneficial interest in the deposit to a third party. It is the policy of the Fund not to invest in fixed time deposits subject to withdrawal penalties, other than overnight deposits, or in repurchase agreements with more than seven days to maturity or other illiquid securities, if more than 10% of the value of its net assets would be so invested. Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting domestic obligations, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding and other taxes on interest income and gains payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted that might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

  Commercial Paper and Short-Term Corporate Debt Instruments.  The Fund may
  -----------------------------------------------------------
invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Fund also may invest in high quality non-convertible corporate debt securities (e.g., bonds and debentures). Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

  Repurchase Agreements. The Fund may enter into repurchase agreements wherein
  ----------------------
the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, although the underlying security may mature in more than thirteen months. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed.

The Fund may participate in pooled repurchase agreement transactions with other funds advised by BGFA.

  The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. Securities acquired as collateral by the Fund under a repurchase agreement will be held in a segregated account at a bank. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. The Fund requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

  Letters of Credit.  Certain of the debt obligations, certificates of
  ------------------
participation, commercial paper and other short-term obligations that the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of BGFA, as investment adviser, be of investment quality comparable to other permitted investments of the Fund.

  Investment Company Securities. The Fund may invest in securities issued by
  ------------------------------
other investment companies that principally invest in securities of the type in which the Fund invests. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

  Municipal Obligations. The Fund may invest in municipal obligations. Municipal
  ----------------------
bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. The Fund will invest in high-quality (as defined in Rule 2a-7 of the 1940 Act) long-term municipal bonds, municipal notes and short-term municipal commercial paper, with remaining maturities not exceeding 13 months.

  Floating- and Variable-Rate Obligations. The Fund may purchase debt
  ----------------------------------------
instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

  The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable- rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. BGFA, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

  The following types of derivative securities ARE NOT permitted investments for the Fund:

  . capped floaters (on which interest is not paid when market rates move above a certain level);

  . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

  . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

  . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

  . inverse floaters (which reset in the opposite direction of their index).

  Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters.

  Participation Interests.  The Fund may invest in participation interests in
  ------------------------
any type of security in which the Fund may invest. A participation interest gives the Fund an undivided interest in the underlying securities in the proportion that the Fund's participation interest bears to the total principal amount of the underlying securities.

  Illiquid Securities.  The Fund may invest in securities not registered under
  --------------------
the Securities Act of 1933, as amended ("1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

  Unrated Investments. The Fund may purchase instruments that are not rated if,
  -------------------
in the opinion of BGFA, as investment adviser, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Fund, if they are purchased in accordance with the Fund's procedures adopted by the Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Directors of the purchase of unrated securities. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by the Fund provided that, when a security ceases to be rated, the Company's Board of Directors determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Board finds that the sale of such security would not be in the Fund's shareholder's best interest. To the extent the ratings given by a nationally recognized statistical ratings organization ("NRSRO") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of said NRSROs are more fully described in the SAI Appendix.

  Pass-Through Obligations. Certain of the debt obligations in which the Fund
  ------------------------
may invest may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of any Fund investing in such obligations. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations.

  Loans of Portfolio Securities. The Fund may lend its securities to brokers,
  -----------------------------
dealers and financial institutions, provided (1) the loan is secured continuously by collateral consisting of cash, U.S. Government securities or an irrevocable letter of credit that is marked to market daily to ensure that each loan collateralized with at least 100% of the current market value of the securities loaned; (2) the Fund may at any time recall the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. The Fund may earn income in connection with securities loans either through the reinvestment of the cash collateral or the payment of fees by the borrower. The Fund does not currently intend to lend its portfolio securities.

  Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.
  ----------------------------------------------------------------------------
The Fund may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

  Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Fund's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of cash or U.S. Government obligations or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Fund's custodian bank. Purchasing securities on a forward commitment basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's total net assets and its net asset value per share. In addition, because the Fund will set aside cash and other high quality liquid debt securities as described above, the liquidity of the Fund's investment portfolio may decrease as the proportion of securities in the Fund's portfolio purchased on a when-issued or forward commitment basis increases.

  The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Fund's net asset value starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

  Privately Issued Securities.  It is possible that unregistered securities,
  ----------------------------
purchased by the Fund in reliance upon Rule 144A under the 1933 Act, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

  Foreign Obligations. Investments in foreign obligations involve certain
  -------------------
considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

  Loan Participation Agreements.  The Fund may purchase interests in loan
  -----------------------------
participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Fund may invest. Any participation purchased by the Fund must be sold by an intermediary bank in the United States with assets exceeding $1 billion.

  Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Fund to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Fund could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

  The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Fund may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Board of Directors. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if the value were based on available market quotations

  Funding Agreements.  The Fund may invest in short-term funding agreements.  A
  ------------------
funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The Fund will purchase short-term funding agreements only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more.

  The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Directors. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if the value were based on available market quotations, and could result in significant variations in the Fund's daily share price.


                                   MANAGEMENT

  The business and affairs of the Company are managed under the direction of its Board of Directors in conformity with Maryland law. The Board of Directors of the Company supervises the Fund's activities and monitors the Fund's contractual arrangements with various service providers. The Company's Directors are also MIP's Trustees. The Company's Board, including a majority of the Directors who are not ``interested persons'' (as that term is defined in the 1940 Act) of the Company, has adopted procedures to address potential conflicts of interest that may arise as a result of the structure of the Boards.

  Directors and officers of the Company, together with information as to their principal business occupations during the last five years, are shown below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors who are deemed to be an "interested person" of the Company, as defined in the 1940 Act, are indicated by an asterisk.

                                                           Principal Occupations
Name, Address and Age             Position(s)              During Past 5 Years
---------------------             -----------              ---------------------
Jack S. Euphrat, 78               Director                 Private Investor.
415 Walsh Road
Atherton, CA 94027

*R. Greg Feltus, 49               Director,                Executive Vice President of Stephens Inc.;
                                  Chairman                 President of Stephens Insurance Services Inc.;
                                  and President            Senior Vice President of Stephens Sports
                                                           Management Inc.; and President of Investors
                                                           Brokerage Insurance Inc.

W. Rodney Hughes, 74              Director                 Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Leo Soong, 54                     Director                 Managing Director of Crystal Geyser Roxane
Crystal Geyser Water Co.                                   Water Co.; Co-Founder and President of Crystal
55 Francisco Street, Suite 410                             Geyser Water Co.
San Francisco, CA 94133


Richard H. Blank, Jr.,  44        Chief Operating          Vice President of Stephens Inc.; Director of
                                  Officer, Secretary       Stephens Sports Management Inc.; and Director
                                  and Treasurer            of Capo Inc.



                               Compensation Table
                 For the Calendar Year Ended December 31, 2000


                                   Aggregate           Total Compensation
                                 Compensation            from Registrant
Name and Position              from Registrant         and Fund Complex
-----------------            ---------------------  -------------------------
Jack S. Euphrat                     $12,500                 $25,000
Director

*R. Greg Feltus                     $     0                 $     0
Director

Leo Soong /1/                       $10,678                 $21,357
Director

W. Rodney Hughes                    $12,500                 $25,000
Director

--------------------
/1/  Elected to the Board of Directors of the Company on February 9, 2000.



  Directors of the Company are compensated annually by the Company and by all the registrants in the fund complex for their services as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company and MIP are considered to be members of the same fund complex, as such term is defined in Form N-1A under the 1940 Act. The Directors are compensated by the Company and MIP for their services as Directors/Trustees. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or MIP. As of the date of this SAI, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

  Master/Feeder Structure.  The Fund seeks to achieve its investment objective
  -----------------------
by investing all of its assets in the Money Market Master Portfolio of MIP. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

  The Fund may withdraw its investment in the Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

  The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

  Certain policies of the Master Portfolio that are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

  Code of Ethics. The Company, MIP, BGFA and Stephens Inc. ("Stephens") each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a Fund or investment adviser; (ii) any employee of a Fund or investment adviser (or any company in a control relationship to a Fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a Fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a Fund or investment adviser who obtains information concerning recommendations made to a Fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Company, MIP, BGFA and Stephens are on public file with, and are available from, the SEC.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  As of March 31, 2001, the shareholders identified below were known by the Company to own 5% or more of the Fund's outstanding shares in the following capacity:

        Name and Address                                   Percentage              Nature of
        of Shareholder                                      of Fund                Ownership
        ----------------                                   ----------              ----------
Class D Shares:
---------------
Stephens Inc.                                                 100%                  Record
111 Center Street
Little Rock, AR  72201

Class I Shares:
---------------
Barclays Bank PLC                                             100%                  Record
As secured party
Barclays Bank PLC
222 Broadway
New York, NY  10038


                 INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

  Investment Adviser.  The Fund is a feeder fund in a master/feeder structure.
  ------------------
As a result the Fund will invest all of its assets in the Master Portfolio of MIP. The Master Portfolio has the same investment objective and invests in the same kinds of securities as the Fund. The Master Portfolio retained BGFA as the investment adviser to manage its assets. The advisory fee level is 0.10% of average net assets on an annual basis. BGFA does not engage an investment sub-adviser, but instead manages the Master Portfolio's assets itself. Pursuant to the Advisory Contract, BGFA furnishes the Company's Board of Directors with periodic reports on the investment strategy and performance of the Master Portfolio.

  The Advisory Contract is subject to the annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of the Master Portfolio or by MIP's Board of Trustees, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract is terminable without penalty, on 60 days' written notice by the Master Portfolio's Board of Trustees or by vote of the holders of a majority of the Master Portfolio's interests, or, after the Reapproval Date, on not less than 60 days' written notice, by BGFA. The Advisory Contract terminates automatically in the event of an assignment as defined in the 1940 Act. For the periods shown below, the Master Portfolio paid the following in advisory fees, without waivers:


                                                 Five-Month            Fiscal
                                               Period Ended           Year End
                                                 12/31/1999          12/31/2000
                                               ------------         -----------
Money Market Master Portfolio                   $    88,966         $   411,596




  Co-Administrators. The Company has engaged Stephens and Barclays Global
  -----------------
Investors, N.A. ("BGI") to provide certain administration services to the Fund. Pursuant to a Co-Administration Agreement with the Company, Stephens and BGI provide as administration services, among other things: (i) general supervision of the operation of the Company and the Fund, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Stephens also furnishes office space and certain facilities required for conducting the business of the Fund together with all other administrative services that are not being furnished by the Fund's investment adviser. Stephens also pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens.

  In addition, except for advisory fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses that are borne by the Fund, Stephens and BGI have agreed to bear all costs of the Fund's and the Company's operations. For providing such services, Stephens and BGI are entitled to a monthly fee at an annual rate of 0.02% of the Fund's average daily net assets. BGI has contracted with Investors Bank & Trust Company ("IBT") to provide certain sub-administrative services.

  For the periods shown below the Fund paid the following combined co-administration fees to Stephens and BGI:

                                               Five-Month            Fiscal
                                              Period Ended          Year End
                                               12/31/1999          12/31/2000
                                             -------------        -----------
Money Market Fund                            less than $1           $3,933



  Distributor. Stephens acts as the exclusive distributor of the Fund's shares
  -----------
pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement") with the Company. Shares are sold on a continuous basis by Stephens as agent, although Stephens is not obligated to sell any particular amount of shares. The term and termination provisions of the Distribution Agreement are substantially similar to those of the Agreement with the investment adviser discussed above.

  The Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its Distributor Class ("Class D") shares. The Plan was adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Directors"). The Fund currently does not have a distribution plan in place for its Institutional Class ("Class I") shares.
Class I shareholders do not pay any fees for distribution services.

  Under the Plan and pursuant to the related Distribution Agreement, the Fund pays Stephens an annual fee of 0.10% of the average daily net asset value of the Fund's Class D shares as compensation for distribution-related services or as reimbursement for distribution-related expenses. For the periods shown below, the Class D shares of the Fund paid the following distribution fees:

                                               Five-Month            Fiscal
                                              Period Ended          Year End
                                               12/31/1999          12/31/2000
                                              ------------         ----------
Money Market Fund                                 $1                  $4

  The actual fee payable to the Distributor by the Fund's Class D shares is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

  The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. The Distribution Agreement related to the Plan also must be approved by such vote of the Directors and the Non-Interested Directors.
Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Class D shares of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

  The Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

  Custodian. IBT also has been retained to act as Custodian for the Fund and
  ---------
performs such services at 200 Clarendon Street, Boston, Massachusetts 02116.
The custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity and collects and receives all income and other payments and distributions on account of the assets of the Fund. IBT shall not be entitled to compensation for providing custody services to the Fund pursuant to the Custody Agreement so long as it receives compensation from BGI for providing sub-administration services to the Company, on behalf of the Fund.

  Transfer and Dividend Disbursing Agent.  IBT also acts as the transfer and
  --------------------------------------
dividend disbursing agent for the Fund. For its services as transfer and dividend disbursing agent to the Fund, IBT is entitled to receive an annual maintenance fee computed on the basis of the number of shareholder accounts that it maintains for the Fund and to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the agreement. Stephens and BGI as co-administrators have agreed to pay these fees and expenses out of the fees each receives for co-administration services. The annual maintenance fee is paid as follows:

                                                     Annual Fee
                                                     ----------
        Up to 200 accounts*                  $6,000 per feeder/class
        From 201 to 250 accounts             $8,500 per feeder/class
        Over 250 accounts                    $10,000 per feeder/class

_______________

* Defined as each account that is set up for an individual or plan sponsor on a fund by fund basis.

  In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the Fund, including, without limitation, any equipment or supplies that the Company specifically orders or requires IBT to order.

  Independent Auditors.  KPMG LLP, Three Embarcadero Center, San Francisco,
  ---------------------
California 94111, serves as independent auditors for the Company.

  Legal Counsel.  Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W.,
  --------------
Washington, D.C. 20006, serves as counsel to the Company.

  Expenses.  Except for extraordinary expenses, brokerage and other expenses
  ---------
connected with the execution of portfolio transactions and certain other expenses that are borne by the Fund, Stephens and BGI have agreed to bear all costs of the Fund's and the Company's operations.

                            PERFORMANCE INFORMATION

  Generally. The yield for the Fund fluctuates from time to time, unlike bank
  ---------
deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

  The Fund's performance may be advertised in terms of current yield or effective yield. These performance figures are based on historical results and are not intended to indicate future performance. The Fund's current yield refers to the income generated by an investment in the Fund over a seven- or thirty-day period, expressed as an annual percentage rate. The effective yield is calculated similarly, but assumes that the income earned from an investment is reinvested at net asset value. The Fund's effective yield is slightly higher than the current yield because of the compounding effect of the assumed reinvestment of income earned.

  Performance may vary from time to time, and past results are not necessarily representative of future results. Investors should remember that performance is a function of the type and quality of investments held by the Fund and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

  Current yield for the Fund is calculated based on the net changes, exclusive of capital changes, over a seven day and/or thirty day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. The current yields for the Fund for the seven-day and thirty-day periods ended December 31, 2000 were 6.67% and 6.56%, respectively, for the Class D shares, and 6.74% and 6.63%, respectively, for the Class I shares.

  Effective yield for the Institutional Money Market Fund is calculated by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. The effective yield for the Fund for the seven-day period ended December 31, 2000 was 6.89% for the Class D shares and 6.97% for the Class I shares.

  In addition, investors should recognize that changes in the net asset values of shares of the Institutional Money Market Fund affect the yield for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with investment alternatives. The yield of the Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

  Additional information about the performance of the Fund is contained in the Annual Report for the Fund. The Annual Report may be obtained by calling the Company at 1-888-204-3956.

  Performance Comparisons. From time to time and only to the extent the
  -----------------------
comparison is appropriate for the Fund, the Company may quote the performance of the Fund in advertising and other types of literature and may compare the performance of the Fund to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

  From time to time, the Company may quote the Fund's performance in advertising and other types of literature as compared to the 91-Day Treasury Bill Average (Federal Reserve), Lipper Money Market Fund Average, iMoneyNet, Inc. Taxable Money Market Average , Salomon Three-Month Treasury Bill Index, or Bank Averages, which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts. Savings accounts offer a guaranteed return of principal and a fixed rate of interest. The Fund's performance also may be compared to the Consumer Price Index, as published by the U.S. Bureau of Labor Statistics, which is an established measure of change over time in the prices of goods and services in major expenditure groups.

  In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing BGFA, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day." The Company also may disclose in advertising and other types of sales literature the level and categories of assets under management by the Fund's investment adviser or its affiliates.

  The Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., iMoneyNet, Inc.'s Money Fund Report, including iMoneyNet, Inc's Taxable Money Market Fund Average or Morningstar, Inc., independent services that monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

  Other Advertising Items. The Company also may discuss in advertising and other
  -----------------------
types of literature that the Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.


                        DETERMINATION OF NET ASSET VALUE

  The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

  Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from the $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

  Terms of Purchase. The Fund is generally open Monday through Friday and closed
  -----------------
on weekends, NYSE holidays and federal bank holidays.  The holidays on which the

Fund is closed currently are: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Veterans Day, Columbus Day, Labor Day, Thanksgiving Day and Christmas Day. The Company reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Fund. On days the Fund closes early, purchase and redemption orders received after the Fund's closing time will be credited to the next business day. In addition, the Fund reserves the right to advance the time by which purchase and redemption orders must be received for same Business Day credit as permitted by the SEC.

  In-Kind Purchases.  Payment for shares of the Fund may, at the discretion of
  -----------------
the investment adviser, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus. In connection with an in-kind securities payment, a Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it;
(iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

  Suspension of Redemptions.  Under the 1940 Act, a Fund may suspend the right
  -------------------------
of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings) during which trading is restricted, or during which, as determined by the SEC by rule or regulation, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

  The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

  In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder that is applicable to shares of the Fund as provided from time to time in the Prospectus.

  In accordance with SEC guidelines, purchases and redemptions may be restricted during times when trading in the markets in which the portfolio invests is limited. To facilitate the investment of proceeds of purchase orders and redemptions, investors are urged to place orders as early in the day as possible.

  Purchases may be made by bank wire or check. Bank wire and check instructions are indicated on both the account application and the Prospectus and can be confirmed with the Transfer Agent. Shares purchased by check may not be redeemed until the check has cleared. Bank wires must be received by the end of business, ordinarily 4:00 p.m. (Eastern time) of the effective trade date.


                             PORTFOLIO TRANSACTIONS

  Purchases and sales of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings and may be purchased directly from the issuer. Generally, U.S. Government Obligations, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase municipal or other obligations from underwriting syndicates of which Stephens or BGFA is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

  The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors and BGFA, BGFA is responsible for the Fund's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While BGFA generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

  In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. BGFA may cause the Fund to pay a broker/dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that BGFA determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of BGFA. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

  Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by BGFA and does not reduce the advisory fees payable by the Fund. The Board of Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which BGFA exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

  Under Section 28(e) of the Securities Exchange Act of 1934, an investment adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an investment adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an investment adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

  Broker/dealers utilized by BGFA may furnish statistical, research and other information or services that are deemed by BGFA to be beneficial to the Fund's investment programs. Research services received from brokers supplement BGFA's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to BGFA and to the Company's Directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

  The outside research assistance is useful to BGFA since the brokers utilized by BGFA as a group tend to follow a broader universe of securities and other matters than the staff of BGFA can follow. In addition, this research provides BGFA with a diverse perspective on financial markets. Research services that are provided to BGFA by brokers are available for the benefit of all accounts managed or advised by BGFA. It is the opinion of BGFA that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Fund by improving the quality of BGFA's investment advice.

  Portfolio Turnover.  Because the portfolio of the Fund consists of securities
  ------------------
with relatively short-term maturities, the Fund expects to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Fund, however, because portfolio transactions ordinarily will be made directly with principals on a net basis, and, consequently, the Fund usually will not incur excessive transaction costs.

  Securities of Regular Broker/Dealers.  As of December 31, 2000, the Fund owned
  ------------------------------------
no securities of its "regular brokers or dealers" or their parents, as defined in the 1940 Act.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  General.  The following information supplements and should be read in
  --------
conjunction with the Prospectus. The Prospectus of the Fund generally describes the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

  The Company intends to continue to qualify the Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interests of the Fund's shareholders. The Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied separately to the Fund, rather than to the Company as a whole. Accordingly, income, gains and expenses will be determined separately for the Fund.

  Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

  In addition, the Fund generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its net investment income, net short-term capital gain (generally, the excess of short-term capital gain over long-term capital loss) and certain other items, and (b) net tax-exempt income earned in each taxable year. In general, the Fund also will not be subject to federal income taxation of its investment company taxable income and net long-term capital gain (generally, the excess of short-term capital gain over short-term capital loss) distributed to its shareholders. For these purposes, these distributions must be made in the same taxable year in which the income and gains are realized by the Fund. However, in certain circumstances, such distributions may be made in the following the taxable year. Furthermore, distributions declared on a day in October, November or December of one taxable year to shareholders of record on such day and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Fund intends to distribute its income and gains in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gains.

  Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund (other
  ----------
than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements of its income and gains by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its income and gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

  Master Portfolio.  The Fund seeks to qualify as a regulated investment company
  -----------------
by investing substantially all of its assets in the Master Portfolio. Under the Code, the Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent that the Master Portfolio were to accrue but not distribute any interest, dividends or gains, the Fund would be deemed to have realized its proportionate share of such income without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by its investors (such as the Fund) of interest, dividends and gains without a corresponding distribution.

  Master Portfolio Investments.  Except as otherwise provided herein, gains and
  ----------------------------
losses realized by the Master Portfolio on the sale of portfolio securities generally will be capital gains and losses. Such gains and losses ordinarily will be long-term capital gains and losses if the securities have been held by the Master Portfolio for more than one year at the time of disposition of the securities.

  In general, if the Master Portfolio purchases a debt obligation with original issue discount (generally at a price less than its principal amount), the Master Portfolio may be required to annually include in its taxable income a portion of the original issue discount as ordinary income, even though the Master Portfolio will not receive cash payments for such discount until maturity or disposition of the obligation. Gains recognized on the disposition of a debt obligation (including a tax-exempt obligation) purchased by the Master Portfolio at a market discount (generally at a price less than its principal amount) generally will be treated as ordinary income to the extent of the portion of market discount that accrued, but was not previously recognized pursuant to an available election, during the term the Master Portfolio held the debt obligation.

  Under Section 988 of the Code, the Master Portfolio generally will recognize ordinary income or loss to the extent that gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Master Portfolio will attempt to monitor
Section 988 transactions, where applicable, to avoid adverse federal income tax impact.

  If the Master Portfolio enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Master Portfolio must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Master Portfolio enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations.

  Foreign Taxes.  Income and dividends received by the Fund attributable to
  --------------
foreign securities and gains realized by the Fund attributable to the disposition of foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Fund will not be eligible to make such an election.

  Capital Gain Distributions.  Distributions that are designated by the Fund as
  ---------------------------
capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

  Other Distributions.  Although distributions will be declared daily based on
  --------------------
the Fund's daily earnings, for federal income tax purposes, the Fund's "earnings and profits" will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as taxable "dividends." Thus, if during a taxable year the Fund's distributions (as declared daily throughout the year) exceed the Fund's earnings and profits (generally, the Fund's net investment income and capital gain with certain adjustments) as determined at the end of the year, only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. Distributions in excess of earnings and profits will first be treated as a return of capital up to the amount of a shareholder's basis in its Fund shares and then as capital gain. It is expected that the Fund's earnings and profits, on an annual basis, will equal the dividends declared during the year.

  Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
  ---------------------------
redemption (including a redemption in-kind) or an exchange ordinarily will result in a taxable capital gain or loss to the redeeming shareholder, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

  Any loss realized on a redemption or exchange of shares of the Fund will be disallowed for federal income tax purposes to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

  If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

  Federal Income Tax Rates.  As of the printing of this SAI, the maximum
  -------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain generally is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

  Foreign Shareholders.  Under the Code, distributions attributable to ordinary
  ---------------------
taxable income, net short-term capital gain and certain other items realized by the Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to federal income tax withholding (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). Such tax withheld generally is not refundable. Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Gain on the disposition of Fund shares and capital gain distributions generally are not subject to tax withholding applicable to foreign shareholders.


  Other Matters.  Investors should be aware that the investments to be made by
  -------------
the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant non-cash income, such non-cash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. The Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

  The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding federal, state, local and foreign taxes applicable to him or her.

                                 CAPITAL STOCK

  The authorized capital stock of the Company consists of 21,300,000,000 shares having a par value of $.001 per share. As of the date of this SAI, the Company's Board of Directors has authorized the issuance of ten series of shares. The Board of Directors may, in the future, authorize the issuance of other series of capital stock representing shares of additional investment portfolios.

  Although the Company is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Directors, approving advisory contracts, and changing the Fund's investment objective or fundamental investment policies.
The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

  Voting.  All shares of the Company have equal voting rights and will be voted
  -------
in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in the Fund's fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by the fund. Approval by the shareholders of a fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Fund's Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

  Shareholders of the Fund are entitled to one vote for each share owned and fractional votes for fractional shares owned. Depending on the terms of a particular Benefit Plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. The Directors of the Company will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

  Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the

Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

  Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

  The Master Portfolio.  Whenever the Fund, as an interestholder of the Master
  ---------------------
Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If the Master Portfolio's investment objective or policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.

  MIP is an open-end, series of management investment companies organized as a Delaware business trust. MIP was organized on October 20, 1993. In accordance with Delaware law, MIP's Declaration of Trust provides that its investors would be personally responsible for Trust liabilities and obligations, but only to the extent MIP's property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of Trust obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

  The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

  The interests in the Master Portfolio of MIP have substantially identical voting and other rights as those rights enumerated above for shares of the Fund. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Company. Whenever the Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

                       ADDITIONAL INFORMATION ON THE FUND

  The Company provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Fund including additional information on performance. Shareholders may obtain a copy of the Company's most recent annual report without charge by calling 1-888-204-3956.

  No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Company's official sales literature in connection with the offer of the Fund's shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

                              FINANCIAL STATEMENTS

  The audited financial statements, including the portfolio of investments, financial highlights and independent auditors' reports for the fiscal year ended December 31, 2001 for the Fund and Master Portfolio, are hereby incorporated by reference to the Company's Annual Report, as filed with the SEC on March 2, 2001. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

                                    APPENDIX

  Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Inc. and IBCA Limited ("IBCA"):

                                S&P Bond Ratings

                                     "AAA"

  Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                      "AA"

  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                      "A"

  Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                     "BBB"

  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

  S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the "AAA" (Prime Grade) category.

Commercial Paper Rating.  The designation "A-1" by S&P indicates that the degree
-----------------------
of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

                              Moody's Bond Ratings

                                     "Aaa"

  Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      "Aa"

  Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in "Aaa" securities.

                                      "A"

  Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                     "Baa"

  Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

Commercial Paper Rating.  The rating Prime-1 ("P-1") is the highest commercial
------------------------
paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers (or relating supporting institutions) rated Prime-2 ("P-2") have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                        Fitch IBCA, Duff & Phelps, Inc.

  The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                     "AAA"

  Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                      "AA"

  Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

                                      "A"

  Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                     "BBB"

  Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings.  Fitch's short-term ratings apply to debt obligations that
-------------------
are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

  Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                     "F-1+"

  Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                     "F-1"

  Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


                                     "F-2"

  Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

                     BARCLAYS GLOBAL INVESTORS FUNDS, INC.
                          FILE NO. 33-54126; 811-7332

                                     PART C

                               OTHER INFORMATION


Item 23.    Exhibits.
            --------


--------------------------------------------------------------------------------
    Exhibit                            Description
--------------------------------------------------------------------------------
      (a) Restated Articles of Incorporation dated October 31, 1995, incorporated by reference to Post-Effective Amendment No. 11, filed December 1, 1995.
--------------------------------------------------------------------------------
      (b) By-Laws, incorporated by reference to Post-Effective Amendment No. 8, filed June 27, 1995.
--------------------------------------------------------------------------------
      (c)        Not applicable.
--------------------------------------------------------------------------------
      (d)        Not applicable
--------------------------------------------------------------------------------
      (e) Amended and Restated Distribution Agreement between Stephens Inc. ("Stephens") and BGIF on behalf of the Funds, dated February 16, 1996, incorporated by reference to Post-Effective Amendment No. 13, filed June 28, 1996.

--------------------------------------------------------------------------------
      (f)        Not applicable.
--------------------------------------------------------------------------------
      (g) Custody Agreement with Investors Bank & Trust Company on behalf of the Funds, dated October 21, 1996, incorporated by reference to Post-Effective Amendment No. 22, filed July 30, 1999.
--------------------------------------------------------------------------------
    (h)(1) Transfer Agency and Service Agreement with Investors Bank & Trust Company on behalf of the Funds, dated February 27, 1998, incorporated by reference to Post-Effective Amendment No. 22, filed July 30, 1999.
--------------------------------------------------------------------------------
    (h)(2) Shareholder Servicing Plan and Form of Shareholder Servicing Agreement for the Asset Allocation, Bond Index, Money Market and S&P 500 Stock Funds, dated February 1, 1994, as amended October 29, 1998, incorporated by reference to Post-Effective Amendment No. 18, filed November 20, 1998.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Exhibit                            Description
--------------------------------------------------------------------------------
      (h)(3) Shareholder Servicing Plan and Form of Shareholder Servicing Agreement for the LifePath Income, LifePath 2010, LifePath 202 LifePath 2030 and LifePath 2040 Funds, dated March 15, 1996, a amended October 28, 1998, incorporated by reference to Post-Effective Amendment No. 28, filed April 17, 2001.
--------------------------------------------------------------------------------
      (h)(4) Co-Administration Agreement among Stephens Inc., Barclays Global Investors, N.A. ("BGI") and BGIF on behalf of the Funds, dated October 21, 1996, as amended February 14, 2000, incorporated by reference to Post-Effective Amendment No. 28, filed April 17, 2001.
--------------------------------------------------------------------------------
      (h)(5) Sub-Administration Agreement among BGI, IBT and BGIF on behalf of the Funds, dated October 21, 1996, incorporated by reference to Post-Effective Amendment No. 14, filed June 30, 1997.
--------------------------------------------------------------------------------
      (h)(6)     Service Agreement between Merrill Lynch, Pierce, Fenner &
                 Smith Incorporated and BGIF on behalf of the Funds, dated December 31, 1997, incorporated by reference to Post-Effective Amendment No. 16, filed July 2, 1998.
--------------------------------------------------------------------------------
      (h)(7) Financial Services Agreement between Merrill Lynch, Pierce, Fenner & Smith Incorporated and BGIF on behalf of the Funds, dated December 31, 1997, incorporated by reference to Post-Effective Amendment No. 16, filed July 2, 1998.
--------------------------------------------------------------------------------
        (i)      Opinion and Consent of Counsel, filed herewith.
--------------------------------------------------------------------------------
      (j)(1)     Consent of Independent Auditors, filed herewith.
--------------------------------------------------------------------------------
      (j)(2) Powers of Attorney for Jack S. Euphrat, R. Greg Feltus and W. Rodney Hughes, incorporated by reference to Post-Effective Amendment No. 14, filed June 30, 1997.
--------------------------------------------------------------------------------
      (j)(2) Power of Attorney for Leo Soong, incorporated by reference to Post-Effective Amendment No. 23, filed June 30, 2000.
--------------------------------------------------------------------------------
        (k)      Not applicable
--------------------------------------------------------------------------------
        (l)      Not applicable
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Exhibit                            Description
--------------------------------------------------------------------------------
        (m) Distribution Plan dated October 28, 1998, on behalf of the Institutional Money Market, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds, incorporated by reference to Post-Effective Amendment No. 28, filed April 17, 2001.
--------------------------------------------------------------------------------
        (n) Rule 18f-3 Multi-Class Plan, incorporated by reference to Post-Effective Amendment No. 28, filed April 17, 2001.
--------------------------------------------------------------------------------
      (p)(1) Code of Ethics of Barclays Global Investors Funds, Inc. and Master Investment Portfolio, incorporated by reference to Post-Effective Amendment No. 28, filed April 17, 2001.
--------------------------------------------------------------------------------
      (p)(2)     Code of Ethics of Barclays Global Fund Advisors, filed
                 herewith.
--------------------------------------------------------------------------------
      (p)(3)     Code of Ethics of Stephens Inc., filed herewith.
--------------------------------------------------------------------------------



Item 24.  Persons Controlled by or Under Common Control with the Fund
          -----------------------------------------------------------

    As of March 31, 2001, each Fund listed below owned the following percentages of the outstanding beneficial interests of the corresponding Master Portfolios of Master Investment Portfolio. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a Fund in the table below is identified as the beneficial owner of more than 25% of the corresponding Master Portfolio and has voting and/or investment powers, it may be presumed to control the Master Portfolio.


                                                                                       Percentage
                                          Corresponding                               of beneficial
Fund                                      Master Portfolio                            interests held
--------------------------------------------------------------------------------------------------------
Asset Allocation Fund                     Asset Allocation Master Portfolio (MIP)          99%
--------------------------------------------------------------------------------------------------------
Bond Index Fund                           Bond Index Master Portfolio (MIP)                16%
--------------------------------------------------------------------------------------------------------
Institutional Money Market Fund           Money Market Master Portfolio (MIP)              11%
--------------------------------------------------------------------------------------------------------
LifePath Income Fund                      LifePath Income Master Portfolio (MIP)           31%
--------------------------------------------------------------------------------------------------------
LifePath 2010 Fund                        LifePath 2010 Master Portfolio (MIP)             32%
--------------------------------------------------------------------------------------------------------
LifePath 2020 Fund                        LifePath 2020 Master Portfolio (MIP)             49%
--------------------------------------------------------------------------------------------------------
LifePath 2030 Fund                        LifePath 2030 Master Portfolio (MIP)             28%
--------------------------------------------------------------------------------------------------------
LifePath 2040 Fund                        LifePath 2040 Master Portfolio (MIP)             21%
--------------------------------------------------------------------------------------------------------
Money Market Fund                         Money Market Master Portfolio (MIP)              11%
--------------------------------------------------------------------------------------------------------
S&P 500 Stock Fund                        S&P 500 Index Master Portfolio (MIP)             56%
--------------------------------------------------------------------------------------------------------

Item 25.  Indemnification.
          ---------------

    The following paragraphs of Article VIII of the Registrant's Articles of Incorporation provide:

          (h) The Corporation shall indemnify (1) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any Director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the 1940 Act.

          (i) To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any Director or officer of the Corporation against any liability to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a Director or officer that exists at the time of such amendment, modification or repeal.


Item 26.  Business and Other Connections of Investment Adviser.
          ----------------------------------------------------

    The Funds currently do not retain an investment adviser. The corresponding MIP Master Portfolio to the Fund is advised by Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of BGI. BGFA's business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

    Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

-------------------------------------------------------------------------------------------------
Name and Position                Principal Business(es) During at
at BGFA                          Least the Last Two Fiscal Years
-------------------------------------------------------------------------------------------------
Garrett Bouton                   Chairman and Chief Executive Officer of BGFA and Director of BGI
Director                         45 Fremont Street, San Francisco, CA  94105
-------------------------------------------------------------------------------------------------
Patricia Dunn                    Managing Director of BGFA and Co-Chairman and Director of BGI
Director                         45 Fremont Street, San Francisco, CA 94105
-------------------------------------------------------------------------------------------------
Andrea Zulberti                  Chief Administrative Officer of BGFA and BGI
Director                         45 Fremont Street, San Francisco, CA 94105
-------------------------------------------------------------------------------------------------
Allison Davis                    Chief Financial Officer of BGFA and BGI
                                 45 Fremont Street, San Francisco, CA 94105
-------------------------------------------------------------------------------------------------


Item 27.  Principal Underwriters.
          ----------------------

    (a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as distributor for Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations LifeGoal Funds, Inc., Nations Funds Trust, Wells Fargo Funds Trust and Wells Fargo Variable Trust and is the exclusive placement agent for Wells Fargo Core Trust, Nations Master Investment Trust, and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., Nations Balanced Target Maturity Fund, Inc., and Hatteras Income Securities, Inc., closed-end management investment companies.

    (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV filed by Stephens Inc. with the SEC pursuant to the 1940 Act (file No. 501-15510).

    (c) Not applicable.

Item 28.  Location of Accounts and Records.
          --------------------------------

    (a) The Registrant maintains accounts, books and other documents required by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

    (b) BGFA and BGI maintain all Records relating to their services as adviser and co-administrator, respectively, at 45 Fremont Street, San Francisco, California 94105.

    (c) Stephens Inc. maintains all Records relating to its services as sponsor, co- administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.

    (d) IBT maintains all Records relating to its services as sub-administrator and custodian at 89 South Street, Boston, Massachusetts 02111.


Item 29.  Management Services.
          -------------------

    Other than as set forth under the caption "Management" in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


Item 30.  Undertakings.
          ------------

    Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Little Rock, State of Arkansas on the 30th day of April, 2001.

                                BARCLAYS GLOBAL INVESTORS FUNDS, INC.


                                By /s/ Richard H. Blank, Jr.
                                   -------------------------
                                   Richard H. Blank, Jr.
                                   Secretary and Treasurer
                                   (Principal Financial Officer)

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:


           Signature                                    Title                                   Date
------------------------------          ------------------------------------             ---------------------

            *                           Director, Chairman and President                        4/30/01
------------------------------          (Principal Executive Officer)
(R. Greg Feltus)

/s/ Richard H. Blank, Jr.               Secretary and Treasurer                                 4/30/01
------------------------------          (Principal Financial Officer)
(Richard H. Blank, Jr.)

            *                           Director                                                4/30/01
------------------------------
(Jack S. Euphrat)

            *                           Director                                                4/30/01
------------------------------
(W. Rodney Hughes)

            *                           Director                                                4/30/01
------------------------------
(Leo Soong)


*By:  /s/ Richard H. Blank, Jr.
      -------------------------
      Richard H. Blank, Jr.
      As Attorney-in-Fact pursuant to powers of attorney as previously filed. April 30, 2001

                     BARCLAYS GLOBAL INVESTORS FUNDS, INC.
                       SEC FILE Nos. 33-54126; 811-7332

                                 EXHIBIT INDEX

Exhibit Number                  Description
Exhibit (i)                     .  Opinion and Consent of Counsel -- Morrison & Foerster LLP

Exhibit (j)(1)                  .  Consent of Independent Auditors -- KPMG LLP

Exhibit (p)(2)                  .  Code of Ethics of Barclays Global Fund Advisors

Exhibit (p)(3)                  .  Code of Ethics of Stephens Inc.